UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2594

MFS SERIES TRUST IV

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: August 31

Date of reporting period: August 31, 2018

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

August 31, 2018

MFS® Blended Research® Emerging Markets Equity Fund

BRK-ANN

MFS® Blended Research®

Emerging Markets Equity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

The strengthening U.S. dollar, international trade friction and geopolitical uncertainty have contributed to a measurable uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, global markets have become less synchronized, with equity markets in the United States outperforming most international markets. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe, China and some emerging markets.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could dampen business sentiment, leading to slower global growth.

As a global investment manager with nearly a century of expertise, MFS® firmly believes that active risk management offers downside mitigation and may help improve investment outcomes, and we built our active investment platform with that in mind. Our long-term perspective influences nearly every aspect of our business, but most importantly, it aligns our investment decisions with clients’ investing time horizons.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Samsung Electronics Co. Ltd.	5.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	5.6%
Tencent Holdings Ltd.	5.5%
Alibaba Group Holding Ltd., ADR	3.5%
China Construction Bank	2.8%
LUKOIL PJSC, ADR	2.2%
China Petroleum & Chemical Corp.	1.9%
Industrial & Commercial Bank of China, “H”	1.8%
Infosys Ltd.	1.7%
Naspers Ltd.	1.7%

Equity sectors
Technology	25.6%
Financial Services	24.8%
Utilities & Communications	7.7%
Energy	6.2%
Autos & Housing	5.9%
Basic Materials	5.6%
Consumer Staples	5.0%
Special Products & Services	4.5%
Industrial Goods & Services	3.7%
Retailing	3.5%
Leisure	2.6%
Health Care	2.3%
Transportation	2.2%

Issuer country weightings (x)
China	32.4%
South Korea	15.3%
Taiwan	10.9%
India	8.1%
South Africa	6.0%
Brazil	5.9%
Mexico	4.3%
Thailand	4.2%
Russia	3.8%
Other Countries	9.1%

Currency exposure weightings (y)
Hong Kong Dollar	29.1%
South Korean Won	15.3%
Taiwan Dollar	10.9%
Indian Rupee	8.1%
South African Rand	6.0%
Brazilian Real	5.9%
Chinese Renminbi	4.3%
Mexican Peso	4.3%
Thailand Baht	4.2%
Other Currencies	11.9%

2

Portfolio Composition – continued

(x)

Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States (included in Other Countries) includes Cash & Cash Equivalents.

(y)

Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar (included in Other Currencies) includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2018.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2018, Class A shares of the MFS Blended Research Emerging Markets Equity Fund (“fund”) provided a total return of –0.77%, at net asset value. This compares with a return of –0.68% for the fund’s benchmark, the MSCI Emerging Markets Index (net div).

Market Environment

Despite headwinds from increasing global trade tensions, several US equity indices advanced to set new record highs late in the period after rebounding from a mid-period market correction. Very strong earnings per share and revenue growth, helped in part by the 2017 US tax reform package, has underpinned the advance, as has solid US economic growth. Strong fundamentals have brought US equity valuations down more in line with long-term average valuations from elevated levels early in the period. While the US economy has maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

During the period, the US Federal Reserve raised interest rates by 75 basis points, bringing the total number of hikes to seven since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remained above trend, although inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by a chaotic process which resulted in the formation of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the US during the period but remained low by historical standards, while yields in many developed markets fell. Credit spreads remained relatively tight but widened modestly, late in the period, as market volatility increased. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar combined with trade uncertainty helped expose structural weaknesses in several emerging markets late in the period.

Detractors from Performance

Security selection within both the health care and utilities sectors was a primary detractor from performance relative to the MSCI Emerging Markets Index. Within the health care sector, an overweight position in insurance and healthcare provider Qualicorp (Brazil), and not holding shares of South Korean pharmaceutical developer Celltrion, weighed on relative returns. Within the utilities sector, the fund’s position in shares of public utility company Light (b)(h) (Brazil) weakened relative returns. Shares of Light declined as falling energy demand, due to a weak Brazilian economy, weighed on the company’s earning results.

4

Management Review – continued

Elsewhere, overweight positions in education services provider Kroton Educacional (Brazil), banking services provider Turkiye Garanti Bankasi (Turkey) and Turkish financial services provider Turkiye Is Bankasi (h), and an underweight position in internet gaming company Tencent (China), held back relative performance. Shares of Kroton Educacional depreciated as the company reported lackluster earnings and disappointing guidance, owing primarily to softer-than-expected growth and a decline in margins that was driven by weakness in the company’s campus segment. In addition, not owning shares of conglomerate holding company Reliance Industries (India), and the fund’s holdings of women’s footwear, handbags, clothing and accessories manufacturer Arezzo Industria e Comercio SA (b)(h) (Brazil) and educational services provider Estacio Participacoes SA (b) (Brazil), hindered relative results.

Contributors to Performance

Security selection in the autos & housing sector contributed to relative performance. Within this sector, an overweight position in cement producer China Resources Cement (China), and not holding shares of household goods manufacturer Steinhoff International (South Africa), supported relative performance. Shares of China Resources Cement advanced as the company reported solid earnings results and announced that it expected an increase in cement demand from Southern China.

Stock selection in the consumer staples sector further benefited relative results. An overweight position in beer manufacturer and distributor holding company China Resources Beer (China) bolstered relative returns. Shares of China Resources Beer appreciated after investors appeared to have reacted positively to news that the company was in talks to acquire Dutch brewing company Heineken’s China business and after management gave a confident growth outlook into 2018.

Stocks in other sectors that also aided relative returns included the fund’s overweight positions in integrated oil company LUKOIL (Russia), Chinese exploration and production firm China Petroleum & Chemical, oil and gas company CNOOC (China), Chinese e-commerce giant Alibaba Group, Taiwanese semiconductor products manufacturer Taiwan Semiconductor Manufacturing, Taiwanese plastics company Formosa Plastics and telecommunications company Advanced Info Service (Thailand).

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, was a contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

5

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 8/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

7

Performance Summary – continued

Total Returns through 8/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	9/15/15	(0.77)%	13.41%
B	9/15/15	(1.54)%	12.58%
C	9/15/15	(1.48)%	12.57%
I	9/15/15	(0.55)%	13.69%
R1	9/15/15	(1.49)%	12.57%
R2	9/15/15	(1.03)%	13.12%
R3	9/15/15	(0.80)%	13.41%
R4	9/15/15	(0.50)%	13.70%
R6	9/15/15	(0.42)%	13.78%
Comparative benchmark(s)
MSCI Emerging Markets Index (net div) (f)		(0.68)%	12.01%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(6.48)%	11.17%
B With CDSC (Declining over six years from 4% to 0%) (v)		(5.33)%	11.77%
C With CDSC (1% for 12 months) (v)		(2.43)%	12.57%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI Emerging Markets Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

8

Performance Summary – continued

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2018 through August 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/18	Ending Account Value 8/31/18	Expenses Paid During Period (p) 3/01/18-8/31/18
A	Actual	1.23%	$1,000.00	$897.50	$5.88
	Hypothetical (h)	1.23%	$1,000.00	$1,019.00	$6.26
B	Actual	1.99%	$1,000.00	$894.32	$9.50
	Hypothetical (h)	1.99%	$1,000.00	$1,015.17	$10.11
C	Actual	1.99%	$1,000.00	$894.63	$9.50
	Hypothetical (h)	1.99%	$1,000.00	$1,015.17	$10.11
I	Actual	0.99%	$1,000.00	$898.43	$4.74
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
R1	Actual	1.99%	$1,000.00	$893.94	$9.50
	Hypothetical (h)	1.99%	$1,000.00	$1,015.17	$10.11
R2	Actual	1.49%	$1,000.00	$896.33	$7.12
	Hypothetical (h)	1.49%	$1,000.00	$1,017.69	$7.58
R3	Actual	1.24%	$1,000.00	$897.71	$5.93
	Hypothetical (h)	1.24%	$1,000.00	$1,018.95	$6.31
R4	Actual	0.99%	$1,000.00	$898.49	$4.74
	Hypothetical (h)	0.99%	$1,000.00	$1,020.21	$5.04
R6	Actual	0.91%	$1,000.00	$899.15	$4.36
	Hypothetical (h)	0.91%	$1,000.00	$1,020.62	$4.63

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

8/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 95.9%
Issuer	Shares/Par	Value ($)
Airlines - 2.2%
AirAsia Berhad	156,100	$130,669
Grupo Aeroportuario del Sureste, “B”	12,922	242,082
Malaysia Airports Holdings Berhad	70,000	159,265

		$532,016
Alcoholic Beverages - 1.5%
China Resources Beer Holdings Co. Ltd.	86,000	$365,969

Apparel Manufacturers - 0.6%
Pou Chen Corp.	55,000	$60,614
Shenzhou International Group Holdings Ltd.	6,000	78,738

		$139,352
Automotive - 2.8%
Ford Otomotiv Sanayi A.S.	6,953	$70,894
Geely Automobile Holdings Ltd.	23,000	48,879
Great Wall Motor Co. Ltd.	88,000	54,154
Kia Motors Corp.	10,547	303,671
Mahindra & Mahindra Ltd.	14,221	193,547

		$671,145
Biotechnology - 0.4%
Sino Biopharmaceutical	79,500	$100,682

Broadcasting - 0.3%
Grupo Televisa S.A., ADR	3,528	$63,539

Business Services - 3.1%
Cognizant Technology Solutions Corp., “A”	2,350	$184,310
HCL Technologies Ltd.	6,502	95,931
Infosys Ltd.	20,588	418,313
Multiplus S.A.	7,089	42,345

		$740,899
Cable TV - 1.7%
Naspers Ltd.	1,803	$400,693

Computer Software - Systems - 1.2%
Hon Hai Precision Industry Co. Ltd.	79,300	$207,835
SK Holdings Co. Ltd.	328	77,495

		$285,330

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Conglomerates - 0.7%
Barloworld Ltd.	9,848	$83,770
CITIC Pacific Ltd.	60,000	85,313

		$169,083
Construction - 2.2%
Anhui Conch Cement Co. Ltd.	28,500	$173,569
China National Building Material Co. Ltd., “H”	132,000	123,444
China Resources Cement Holdings Ltd.	200,000	233,413

		$530,426
Consumer Products - 0.6%
Hindustan Unilever Ltd.	6,061	$152,119

Consumer Services - 0.7%
Estacio Participacoes S.A.	11,000	$60,872
Kroton Educacional S.A.	43,600	109,399

		$170,271
Electronics - 12.6%
AU Optronics Corp.	140,000	$60,622
Innolux Display Corp.	266,000	99,160
MediaTek, Inc.	13,000	106,446
Nanya Techonology Corp.	25,000	56,731
Samsung Electronics Co. Ltd.	30,868	1,343,534
Taiwan Semiconductor Manufacturing Co. Ltd.	161,000	1,341,885

		$3,008,378
Energy - Independent - 1.5%
CNOOC Ltd.	206,000	$364,298

Energy - Integrated - 4.7%
China Petroleum & Chemical Corp.	462,000	$464,428
LUKOIL PJSC, ADR	7,634	526,746
PetroChina Co. Ltd.	174,000	129,468

		$1,120,642
Engineering - Construction - 0.7%
China Communications Construction Co. Ltd.	86,000	$85,356
GS Engineering & Construction Corp.	1,961	84,384

		$169,740
Food & Beverages - 1.1%
AVI Ltd.	21,318	$168,296
Fomento Economico Mexicano S.A.B. de C.V., ADR	1,006	96,455

		$264,751

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Furniture & Appliances - 0.9%
Coway Co. Ltd.	2,551	$209,461

Gaming & Lodging - 0.6%
Genting Berhad	72,800	$152,704

General Merchandise - 1.0%
Mr Price Group Ltd.	4,310	$66,092
S.A.C.I. Falabella	7,455	59,200
Shinsegae Co. Ltd.	352	102,613

		$227,905
Health Maintenance Organizations - 0.3%
Qualicorp S.A.	17,800	$68,873

Insurance - 5.0%
AIA Group Ltd.	22,400	$193,213
China Pacific Insurance Co. Ltd.	82,600	307,826
Fubon Financial Holding Co. Ltd.	121,000	200,518
Liberty Holdings Ltd.	4,588	36,345
PICC Property & Casualty Co. Ltd.	118,000	132,903
Samsung Fire & Marine Insurance Co. Ltd.	1,211	288,294
Shin Kong Financial Holding Co. Ltd.	110,000	43,513

		$1,202,612
Internet - 11.0%
Alibaba Group Holding Ltd., ADR (a)	4,815	$842,673
Autohome, Inc., ADR	503	41,553
Baidu, Inc., ADR (a)	232	52,543
NAVER Corp.	418	282,384
Tencent Holdings Ltd.	30,200	1,308,234
YY, Inc., ADR (a)	1,183	90,417

		$2,617,804
Machinery & Tools - 3.0%
Far Eastern New Century Corp.	129,000	$150,147
Lonking Holdings Ltd.	325,000	111,801
PT United Tractors Tbk	97,300	227,231
Sinotruk Hong Kong Ltd.	73,000	109,006
Weichai Power Co. Ltd., “H”	111,000	117,665

		$715,850
Major Banks - 7.0%
ABSA Group Ltd.	22,658	$250,633
Bank of China Ltd.	411,000	184,848

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - continued
China Construction Bank	749,000	$663,233
Industrial & Commercial Bank of China, “H”	600,000	441,854
Nedbank Group Ltd.	6,423	121,502

		$1,662,070
Metals & Mining - 3.1%
Kumba Iron Ore Ltd.	4,021	$72,537
POSCO	991	290,672
Tata Steel Ltd.	19,951	168,916
Vale S.A., ADR	9,987	131,828
Vedanta Ltd.	22,654	72,728

		$736,681
Network & Telecom - 0.3%
VTech Holdings Ltd.	5,300	$58,647

Other Banks & Diversified Financials - 9.5%
Agricultural Bank of China Ltd., “H”	205,000	$99,251
Banco Macro S.A., ADR	844	36,832
Bangkok Bank Public Co. Ltd.	17,800	113,119
China CITIC Bank Corp. Ltd., “H”	151,000	94,270
Credicorp Ltd.	1,300	283,426
FirstRand Ltd.	37,791	181,819
Grupo Financiero Banorte S.A. de C.V.	29,749	203,764
Hana Financial Group, Inc.	4,275	163,987
HDFC Bank Ltd., ADR	1,793	181,577
Industrial Bank of Korea	7,917	105,972
Kasikornbank Co. Ltd.	47,700	308,964
Rural Electrification Corp. Ltd.	47,279	79,858
Sberbank of Russia, ADR	26,279	285,259
Turkiye Garanti Bankasi A.S.	48,564	44,007
Union National Bank	92,473	92,142

		$2,274,247
Pharmaceuticals - 1.5%
Genomma Lab Internacional S.A., “B” (a)	131,035	$113,441
Hypermarcas S.A.	14,000	94,179
Luye Pharma Group Ltd.	98,530	92,771
Sihuan Pharmaceutical Holdings Group Ltd.	307,000	68,059

		$368,450
Precious Metals & Minerals - 0.2%
Gold Fields Ltd., ADR	22,209	$55,301

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - 2.9%
Agile Property Holdings Ltd.	54,000	$88,203
Atrium European Real Estate Ltd.	25,984	115,818
Cifi Holdings Group Co. Ltd.	94,000	54,493
Concentradora Fibra Danhos S.A. de C.V., REIT	42,324	70,004
Country Garden Holdings Co. Ltd.	90,000	133,932
Fibra Uno Administracion S.A.	181,174	237,642

		$700,092
Specialty Chemicals - 2.2%
Formosa Plastics Corp.	73,000	$267,377
PTT Global Chemical PLC	106,600	266,256

		$533,633
Specialty Stores - 0.4%
Via Varejo S.A.	22,900	$95,016

Telecommunications - Wireless - 2.4%
Advanced Info Service PLC	51,600	$318,460
Mobile TeleSystems PJSC, ADR	13,090	101,448
Play Communications S.A.	9,543	55,867
SK Telecom Co. Ltd.	311	73,339
Turkcell Iletisim Hizmetleri A.S.	16,766	27,066

		$576,180
Telephone Services - 1.3%
China Unicom (Hong Kong) Ltd.	106,000	$123,304
KT Corp., ADR	4,952	68,387
Telekomunikacja Polska S.A. (a)	82,759	108,509

		$300,200
Tobacco - 1.8%
ITC Ltd.	78,909	$355,849
PT Gudang Garam Tbk	12,800	63,435

		$419,284
Unknown Industry Major - 0.4%
Fila Korea Ltd.	2,563	$96,128

Utilities - Electric Power - 2.5%
China Longyuan Power Group	331,000	$278,759
Engie Brasil Energia S.A.	11,200	101,466
NTPC Ltd.	92,276	223,124

		$603,349
Total Common Stocks (Identified Cost, $20,989,738)		$22,923,820

16

Portfolio of Investments – continued

Preferred Stocks - 3.7%
Issuer	Shares/Par	Value ($)
Electronics - 0.7%
Samsung Electronics Co. Ltd.	4,453	$158,814

Food & Drug Stores - 1.2%
Cia Brasileira de Distribuicao	14,100	$282,720

Major Banks - 0.3%
Banco Bradesco S.A.	10,797	$75,230

Telephone Services - 1.0%
Telefonica Brasil S.A	24,800	$243,671

Utilities - Electric Power - 0.5%
Companhia Energetica de Minas Gerais	32,600	$59,708
Companhia Paranaense de Energia	11,000	55,066

		$114,774
Total Preferred Stocks (Identified Cost, $988,130)		$875,209

Investment Companies (h) - 0.9%
Money Market Funds - 0.9%
MFS Institutional Money Market Portfolio, 2.03% (v) (Identified Cost, $224,167)	224,182	$224,182

Other Assets, Less Liabilities - (0.5)%		(114,586)
Net Assets - 100.0%		$23,908,625

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $224,182 and $23,799,029, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PJSC	Public Joint Stock Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $21,977,868)	$23,799,029
Investments in affiliated issuers, at value (identified cost, $224,167)	224,182
Foreign currency, at value (identified cost, $11,444)	11,382
Receivables for
Investments sold	14,696
Fund shares sold	24,851
Dividends	27,858
Receivable from investment adviser	44,549
Other assets	57
Total assets	$24,146,604
Liabilities
Payables for
Fund shares reacquired	$90,226
Payable to affiliates
Shareholder servicing costs	5,166
Distribution and service fees	70
Payable for independent Trustees’ compensation	7
Deferred country tax expense payable	30,729
Accrued expenses and other liabilities	111,781
Total liabilities	$237,979
Net assets	$23,908,625
Net assets consist of
Paid-in capital	$21,365,489
Unrealized appreciation (depreciation) (net of $30,497 deferred country tax)	1,789,783
Accumulated net realized gain (loss)	364,427
Undistributed net investment income	388,926
Net assets	$23,908,625
Shares of beneficial interest outstanding	1,745,169

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$7,144,532	522,988	$13.66
Class B	318,040	23,490	13.54
Class C	453,472	33,597	13.50
Class I	2,343,233	170,861	13.71
Class R1	71,023	5,233	13.57
Class R2	72,083	5,276	13.66
Class R3	101,690	7,428	13.69
Class R4	82,458	6,010	13.72
Class R6	13,322,094	970,286	13.73

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.49 [100 / 94.25 x $13.66]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$729,959
Dividends from affiliated issuers	6,224
Other	3,374
Foreign taxes withheld	(78,153)
Total investment income	$661,404
Expenses
Management fee	$176,057
Distribution and service fees	29,450
Shareholder servicing costs	14,549
Administrative services fee	17,500
Independent Trustees’ compensation	1,109
Custodian fee	170,729
Shareholder communications	15,097
Audit and tax fees	76,439
Legal fees	713
Registration fees	123,899
Miscellaneous	20,539
Total expenses	$646,081
Reduction of expenses by investment adviser and distributor	(395,504)
Net expenses	$250,577
Net investment income (loss)	$410,827
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $16,381 country tax)	$827,779
Affiliated issuers	59
Foreign currency	(8,109)
Net realized gain (loss)	$819,729
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $6,838 increase in deferred country tax)	$(1,799,651)
Affiliated issuers	6
Translation of assets and liabilities in foreign currencies	(907)
Net unrealized gain (loss)	$(1,800,552)
Net realized and unrealized gain (loss)	$(980,823)
Change in net assets from operations	$(569,996)

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/18	8/31/17
Change in net assets
From operations
Net investment income (loss)	$410,827	$285,526
Net realized gain (loss)	819,729	461,685
Net unrealized gain (loss)	(1,800,552)	3,186,730
Change in net assets from operations	$(569,996)	$3,933,941
Distributions declared to shareholders
From net investment income	$(261,022)	$(82,051)
From net realized gain	(694,026)	(83,103)
Total distributions declared to shareholders	$(955,048)	$(165,154)
Change in net assets from fund share transactions	$6,712,520	$1,122,019
Total change in net assets	$5,187,476	$4,890,806
Net assets
At beginning of period	18,721,149	13,830,343
At end of period (including undistributed net investment income of $388,926 and $256,608, respectively)	$23,908,625	$18,721,149

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$14.37	$11.37	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.28	$0.24
Net realized and unrealized gain (loss)	(0.32)	2.86	1.18
Total from investment operations	$(0.08)	$3.14	$1.42
Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.06)	$(0.04)
From net realized gain	(0.47)	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.63)	$(0.14)	$(0.05)
Net asset value, end of period (x)	$13.66	$14.37	$11.37
Total return (%) (r)(s)(t)(x)	(0.77)	28.01	14.33	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.94	3.23	6.30	(a)
Expenses after expense reductions (f)	1.23	1.23	1.24	(a)
Net investment income (loss)	1.65	2.22	2.36	(a)
Portfolio turnover	58	92	64	(n)
Net assets at end of period (000 omitted)	$7,145	$4,982	$957

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Year ended
	8/31/18	8/31/17		8/31/16 (c)
Net asset value, beginning of period	$14.27	$11.31		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.12		$0.09
Net realized and unrealized gain (loss)	(0.30)	2.92		1.25
Total from investment operations	$(0.18)	$3.04		$1.34
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.00	)(w)	$(0.02)
From net realized gain	(0.47)	(0.08)		(0.01)
Total distributions declared to shareholders	$(0.55)	$(0.08)		$(0.03)
Net asset value, end of period (x)	$13.54	$14.27		$11.31
Total return (%) (r)(s)(t)(x)	(1.47)	27.09		13.46	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.67	4.04		7.64	(a)
Expenses after expense reductions (f)	1.98	1.99		1.98	(a)
Net investment income (loss)	0.79	0.97		0.93	(a)
Portfolio turnover	58	92		64	(n)
Net assets at end of period (000 omitted)	$318	$213		$86

Class C	Year ended
	8/31/18	8/31/17		8/31/16 (c)
Net asset value, beginning of period	$14.23	$11.31		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.14		$0.09
Net realized and unrealized gain (loss)	(0.29)	2.89		1.25
Total from investment operations	$(0.18)	$3.03		$1.34
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.03)		$(0.02)
From net realized gain	(0.47)	(0.08)		(0.01)
Total distributions declared to shareholders	$(0.55)	$(0.11)		$(0.03)
Net asset value, end of period (x)	$13.50	$14.23		$11.31
Total return (%) (r)(s)(t)(x)	(1.48)	27.06		13.48	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.64	4.02		7.63	(a)
Expenses after expense reductions (f)	1.99	1.99		1.98	(a)
Net investment income (loss)	0.75	1.16		0.95	(a)
Portfolio turnover	58	92		64	(n)
Net assets at end of period (000 omitted)	$453	$438		$91

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Year ended
	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$14.41	$11.38	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.34	$0.28	$0.23
Net realized and unrealized gain (loss)	(0.39)	2.91	1.21
Total from investment operations	$(0.05)	$3.19	$1.44
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.08)	$(0.05)
From net realized gain	(0.47)	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.65)	$(0.16)	$(0.06)
Net asset value, end of period (x)	$13.71	$14.41	$11.38
Total return (%) (r)(s)(t)(x)	(0.55)	28.44	14.51	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.78	3.05	6.27	(a)
Expenses after expense reductions (f)	0.99	0.99	0.99	(a)
Net investment income (loss)	2.30	2.28	2.27	(a)
Portfolio turnover	58	92	64	(n)
Net assets at end of period (000 omitted)	$2,343	$669	$436

Class R1	Year ended
	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$14.27	$11.31	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.11	$0.07
Net realized and unrealized gain (loss)	(0.28)	2.93	1.27
Total from investment operations	$(0.18)	$3.04	$1.34
Less distributions declared to shareholders
From net investment income	$(0.05)	$—	$(0.02)
From net realized gain	(0.47)	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.52)	$(0.08)	$(0.03)
Net asset value, end of period (x)	$13.57	$14.27	$11.31
Total return (%) (r)(s)(t)(x)	(1.49)	27.08	13.46	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.64	4.06	7.86	(a)
Expenses after expense reductions (f)	1.99	1.99	1.97	(a)
Net investment income (loss)	0.70	0.88	0.69	(a)
Portfolio turnover	58	92	64	(n)
Net assets at end of period (000 omitted)	$71	$72	$57

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Year ended
	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$14.36	$11.35	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.18	$0.17	$0.12
Net realized and unrealized gain (loss)	(0.30)	2.94	1.28
Total from investment operations	$(0.12)	$3.11	$1.40
Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.02)	$(0.04)
From net realized gain	(0.47)	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.58)	$(0.10)	$(0.05)
Net asset value, end of period (x)	$13.66	$14.36	$11.35
Total return (%) (r)(s)(t)(x)	(1.03)	27.71	14.04	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	3.14	3.56	7.36	(a)
Expenses after expense reductions (f)	1.49	1.49	1.47	(a)
Net investment income (loss)	1.20	1.38	1.19	(a)
Portfolio turnover	58	92	64	(n)
Net assets at end of period (000 omitted)	$72	$73	$57

Class R3	Year ended
	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$14.39	$11.37	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.20	$0.14
Net realized and unrealized gain (loss)	(0.32)	2.95	1.28
Total from investment operations	$(0.08)	$3.15	$1.42
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.05)	$(0.04)
From net realized gain	(0.47)	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.62)	$(0.13)	$(0.05)
Net asset value, end of period (x)	$13.69	$14.39	$11.37
Total return (%) (r)(s)(t)(x)	(0.80)	28.05	14.32	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.94	3.31	7.11	(a)
Expenses after expense reductions (f)	1.24	1.24	1.22	(a)
Net investment income (loss)	1.66	1.63	1.44	(a)
Portfolio turnover	58	92	64	(n)
Net assets at end of period (000 omitted)	$102	$73	$57

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Year ended
	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$14.41	$11.38	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.26	$0.23	$0.17
Net realized and unrealized gain (loss)	(0.30)	2.96	1.27
Total from investment operations	$(0.04)	$3.19	$1.44
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.08)	$(0.05)
From net realized gain	(0.47)	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.65)	$(0.16)	$(0.06)
Net asset value, end of period (x)	$13.72	$14.41	$11.38
Total return (%) (r)(s)(t)(x)	(0.50)	28.42	14.51	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.66	3.06	6.86	(a)
Expenses after expense reductions (f)	0.99	0.99	0.97	(a)
Net investment income (loss)	1.76	1.89	1.69	(a)
Portfolio turnover	58	92	64	(n)
Net assets at end of period (000 omitted)	$82	$74	$57

Class R6	Year ended
	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$14.42	$11.39	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.27	$0.24	$0.16
Net realized and unrealized gain (loss)	(0.30)	2.95	1.29
Total from investment operations	$(0.03)	$3.19	$1.45
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.08)	$(0.05)
From net realized gain	(0.47)	(0.08)	(0.01)
Total distributions declared to shareholders	$(0.66)	$(0.16)	$(0.06)
Net asset value, end of period (x)	$13.73	$14.42	$11.39
Total return (%) (r)(s)(t)(x)	(0.42)	28.45	14.62	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.56	2.98	6.84	(a)
Expenses after expense reductions (f)	0.90	0.91	0.94	(a)
Net investment income (loss)	1.81	1.97	1.59	(a)
Portfolio turnover	58	92	64	(n)
Net assets at end of period (000 omitted)	$13,322	$12,127	$12,031

See Notes to Financial Statements

26

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Emerging Markets Equity Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the

28

Notes to Financial Statements – continued

particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the

29

Notes to Financial Statements – continued

value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts, forward foreign currency exchange contracts, and written options. The following is a summary of the levels used as of August 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
China	$7,745,307	$—	$—	$7,745,307
South Korea	3,649,138	—	—	3,649,138
Taiwan	2,594,848	—	—	2,594,848
India	1,941,961	—	—	1,941,961
South Africa	1,436,986	—	—	1,436,986
Brazil	1,420,374	—	—	1,420,374
Mexico	1,026,928	—	—	1,026,928
Thailand	422,084	584,716	—	1,006,800
Russia	913,452	—	—	913,452
Other Countries	2,063,235	—	—	2,063,235
Mutual Funds	224,182	—	—	224,182
Total	$23,438,495	$584,716	$—	$24,023,211

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

30

Notes to Financial Statements – continued

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

31

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended
	8/31/18	8/31/17
Ordinary income (including any short-term capital gains)	$785,036	$162,103
Long-term capital gains	170,012	3,051
Total distributions	$955,048	$165,154

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/18
Cost of investments	$22,471,038
Gross appreciation	3,032,528
Gross depreciation	(1,480,355)
Net unrealized appreciation (depreciation)	$1,552,173
Undistributed ordinary income	556,416
Undistributed long-term capital gain	436,219
Other temporary differences	(1,672)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain
	Year ended 8/31/18	Year ended 8/31/17	Year ended 8/31/18	Year ended 8/31/17
Class A	$65,346	$6,529	$192,268	$8,158
Class B	1,511	14	8,834	816
Class C	2,780	566	16,524	1,497
Class I	16,485	4,482	42,692	4,463
Class R1	229	—	2,373	393
Class R2	567	123	2,382	394
Class R3	739	256	2,389	394
Class R4	913	389	2,397	395
Class R6	172,452	69,692	424,167	66,593
Total	$261,022	$82,051	$694,026	$83,103

32

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion	0.675%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2018, this management fee reduction amounted to $2,141, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.74% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
1.24%	1.99%	1.99%	0.99%	1.99%	1.49%	1.24%	0.99%	0.95%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2019. For the year ended August 31, 2018, this reduction amounted to $392,747, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $6,715 for the year ended August 31, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

33

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$19,095
Class B	0.75%	0.25%	1.00%	0.99%	3,047
Class C	0.75%	0.25%	1.00%	1.00%	5,927
Class R1	0.75%	0.25%	1.00%	1.00%	758
Class R2	0.25%	0.25%	0.50%	0.50%	384
Class R3	—	0.25%	0.25%	0.25%	239
Total Distribution and Service Fees					$29,450

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2018, this rebate amounted to $595, $20, and $1 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2018, were as follows:

Amount
Class A	$392
Class B	3,669
Class C	362

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2018, the fee was $2,520, which equated to 0.0107% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $12,029.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on

34

Notes to Financial Statements – continued

average daily net assets. The administrative services fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.0745% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2018, the fee paid by the fund under this agreement was $40 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 22, 2016, MFS redeemed 250,852 shares of Class R6 for an aggregate amount of $2,945,000. On March 16, 2017, MFS purchased 6,565 shares of Class I for an aggregate amount of $82,132. On August 15, 2017, MFS redeemed 5,090 shares of Class A and 10,936 shares of Class R6 for an aggregate amount of $223,526. On September 20, 2017, MFS purchased 29,746 shares of Class I for an aggregate amount of $440,538.

At August 31, 2018, MFS held approximately 100%, 100%, 89%, and 71% of the outstanding shares of Class R1, Class R2, Class R4, and Class R3, respectively.

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to August 31, 2018, this reimbursement amounted to $3,365, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended August 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $19,568,741 and $13,318,685, respectively.

35

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/18		Year ended 8/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	437,356	$6,544,177	315,250	$3,981,360
Class B	24,354	356,020	12,300	151,599
Class C	30,098	455,803	23,404	282,885
Class I	162,294	2,412,961	65,369	802,157
Class R3	2,124	34,107	—	—
Class R4	680	10,356	—	—
Class R6	374,263	5,414,426	251,493	3,111,433
	1,031,169	$15,227,850	667,816	$8,329,434

Shares issued to shareholders in reinvestment of distributions
Class A	17,940	$257,614	1,339	$14,687
Class B	723	10,345	76	830
Class C	1,354	19,304	189	2,063
Class I	4,112	59,177	815	8,945
Class R1	181	2,602	36	393
Class R2	205	2,949	47	517
Class R3	217	3,128	60	650
Class R4	230	3,310	72	784
Class R6	41,432	596,619	12,412	136,285
	66,394	$955,048	15,046	$165,154

Shares reacquired
Class A	(279,003)	$(4,016,492)	(54,106)	$(677,867)
Class B	(16,502)	(239,884)	(5,108)	(63,373)
Class C	(28,638)	(413,559)	(900)	(11,323)
Class I	(41,977)	(583,913)	(58,060)	(783,886)
Class R4	(3)	(45)	—	—
Class R6	(286,227)	(4,216,485)	(479,499)	(5,836,120)
	(652,350)	$(9,470,378)	(597,673)	$(7,372,569)

36

Notes to Financial Statements – continued

	Year ended 8/31/18		Year ended 8/31/17
	Shares	Amount	Shares	Amount
Net change
Class A	176,293	$2,785,299	262,483	$3,318,180
Class B	8,575	126,481	7,268	89,056
Class C	2,814	61,548	22,693	273,625
Class I	124,429	1,888,225	8,124	27,216
Class R1	181	2,602	36	393
Class R2	205	2,949	47	517
Class R3	2,341	37,235	60	650
Class R4	907	13,621	72	784
Class R6	129,468	1,794,560	(215,594)	(2,588,402)
	445,213	$6,712,520	85,189	$1,122,019

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2030 Fund, and the MFS Lifetime 2055 Fund were the owners of record of approximately 16%, 9%, 7%, 7%, 5%, and 4%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2060 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended August 31, 2018, the fund’s commitment fee and interest expense were $137 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

37

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		253,555	12,466,343	(12,495,716)	224,182

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$59	$6	$—	$6,224	$224,182

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Blended Research Emerging Markets Equity Fund and the Board of Trustees of MFS Series Trust IV

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Blended Research Emerging Markets Equity Fund (the “Fund”) (one of the funds constituting the MFS Series Trust IV (the “Trust”)), including the portfolio of investments, as of August 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from September 15, 2015 (commencement of operations) through August 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the MFS Series Trust IV) at August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from September 15, 2015 (commencement of operations) through August 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and others. Our audits also included evaluating the

39

Report of Independent Registered Public Accounting Firm – continued

accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 16, 2018

40

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of

45

Trustees and Officers – continued

the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon
Matt Krummell
Jonathan Sage
Jed Stocks

46

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

47

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over the one-year period ended December 31, 2017. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on September 15, 2015, and has a limited operating history and performance record; therefore no performance data for the three- or five-year periods was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment

48

Board Review of Investment Advisory Agreement – continued

companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund, and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS

49

Board Review of Investment Advisory Agreement – continued

performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

50

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

51

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $337,000 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $728,275. The fund intends to pass through foreign tax credits of $96,969 for the fiscal year.

52

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

53

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

54

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

August 31, 2018

MFS® Blended Research®

Global Equity Fund

BRL-ANN

MFS® Blended Research® Global Equity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

The strengthening U.S. dollar, international trade friction and geopolitical uncertainty have contributed to a measurable uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, global markets have become less synchronized, with equity markets in the United States outperforming most international markets. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe, China and some emerging markets.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could dampen business sentiment, leading to slower global growth.

As a global investment manager with nearly a century of expertise, MFS® firmly believes that active risk management offers downside mitigation and may help improve investment outcomes, and we built our active investment platform with that in mind. Our long-term perspective influences nearly every aspect of our business, but most importantly, it aligns our investment decisions with clients’ investing time horizons.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Alphabet, Inc., “A”	2.3%
Microsoft Corp.	1.9%
Facebook, Inc., “A”	1.8%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.8%
Boeing Co.	1.7%
Adobe Systems, Inc.	1.7%
LVMH Moet Hennessy Louis Vuitton SE	1.6%
Bristol-Myers Squibb Co.	1.6%
HCA Healthcare, Inc.	1.6%
Cisco Systems, Inc.	1.5%

Equity sectors
Financial Services	19.2%
Technology	17.9%
Health Care	12.5%
Industrial Goods & Services	6.8%
Consumer Staples	6.2%
Energy	6.0%
Utilities & Communications	5.9%
Leisure	5.6%
Retailing	5.4%
Basic Materials	4.9%
Special Products & Services	3.0%
Autos & Housing	2.7%
Transportation	1.8%

Issuer country weightings (x)
United States	54.1%
Japan	7.4%
Canada	5.8%
United Kingdom	4.7%
France	4.6%
South Korea	4.5%
Taiwan	2.2%
Switzerland	2.2%
China	1.9%
Other Countries	12.6%

Currency exposure weightings (y)
United States Dollar	57.7%
Euro	8.7%
Japanese Yen	7.4%
British Pound Sterling	4.7%
South Korean Won	4.5%
Canadian Dollar	3.6%
Hong Kong Dollar	3.4%
Taiwan Dollar	2.2%
Swiss Franc	2.2%
Other Currencies	5.6%

2

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2018.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2018, Class A shares of the MFS Blended Research Global Equity Fund (“fund”) provided a total return of 9.05%, at net asset value. This compares with a return of 11.41% for the fund’s benchmark, the MSCI All Country World Index (net div).

Market Environment

Despite headwinds from increasing global trade tensions, several US equity indices advanced to set new record highs late in the period after rebounding from a mid-period market correction. Very strong earnings per share and revenue growth, helped in part by the 2017 US tax reform package, has underpinned the advance, as has solid US economic growth. Strong fundamentals have brought US equity valuations down more in line with long-term average valuations from elevated levels early in the period. While the US economy has maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

During the period, the US Federal Reserve raised interest rates by 75 basis points, bringing the total number of hikes to seven since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remained above trend, although inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by a chaotic process which resulted in the formation of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the US during the period but remained low by historical standards, while yields in many developed markets fell. Credit spreads remained relatively tight but widened modestly, late in the period, as market volatility increased. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar combined with trade uncertainty helped expose structural weaknesses in several emerging markets late in the period.

Detractors from Performance

Security selection within the leisure sector was a primary factor that negatively impacted performance relative to the MSCI All Country World Index. However, there were no individual stocks within this sector that were among the fund’s top relative detractors for the reporting period.

Stock selection within the financial services sector also held back relative performance. Within this sector, the fund’s overweight holdings of global banking group BNP Paribas (France) and property development firm CK Asset Holdings (Hong Kong) weakened relative results. Shares of BNP Paribas underperformed during the reporting period after the company reported underlying pretax profit below consensus estimates, mainly due

4

Management Review – continued

to weaker-than-expected corporate and institutional banking. The firm’s capital market revenues and fixed income revenues were the main detractors, while its international financial services profits were also weaker, due to lower BancWest revenues and higher costs in its personal finance and wealth & asset management divisions.

Security selection within the health care sector further detracted from relative results. Here, the fund’s overweight holdings of biopharmaceutical company Celgene (h) and healthcare products maker Bayer AG (Germany) held back relative returns. The share price of Bayer declined during the reporting period after the company reported weak sales results across its pharmaceutical, consumer health and crop science divisions. Management also issued unfavorable guidance for 2018, which further weighed on the stock.

In other sectors, the portfolio’s underweight positions in strong-performing internet retailer Amazon.com, computer and personal electronics maker Apple and software giant Microsoft detracted from relative returns, as all three companies outpaced the benchmark. The fund’s overweight positions in tobacco company Philip Morris International and residential and commercial building materials manufacturer Owens Corning (h) hampered relative results. Additionally, the fund’s holdings of electronics manufacturer Hon Hai Precision Industry (b) (Taiwan) held back relative performance.

Contributors to Performance

Stock selection in both the energy and basic materials sectors aided relative performance during the reporting period. Within the energy sector, the fund’s overweight position in multinational energy company Phillips 66 contributed to relative returns. Shares of Phillips 66 outpaced the benchmark as strength in the company’s midstream and chemicals divisions drove better-than-expected earnings results. The company also completed $3.5 billion in share repurchases, which further supported the stock price. Within the basic materials sector, the fund’s position in methanol producer Methanex (b) (Canada) had a positive impact on relative performance. Shares of Methanex rose as the company acquired additional land at its existing Geismar site for future development and methanol production, which supported the stock price.

Elsewhere, the fund’s overweight holdings of software company Adobe Systems, hospital operator HCA Healthcare, multinational retailer Best Buy, network equipment company Cisco Systems, luxury goods company LVMH Moet Hennessy Louis Vuitton SE (France), pharmaceutical company Eli Lilly and technology company Alphabet all contributed to relative performance. Not owning shares of diversified industrial conglomerate General Electric contributed positively to relative performance. The share price of General Electric fell over the period as weakness in the company’s power and energy division, along with other impairment charges, weighed on earnings results and led management to slash the firm’s dividend.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

5

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 8/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

7

Performance Summary – continued

Total Returns through 8/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	9/15/15	9.05%	11.42%
B	9/15/15	8.24%	10.57%
C	9/15/15	8.23%	10.57%
I	9/15/15	9.35%	11.68%
R1	9/15/15	8.25%	10.57%
R2	9/15/15	8.71%	11.11%
R3	9/15/15	9.03%	11.40%
R4	9/15/15	9.35%	11.69%
R6	9/15/15	9.41%	11.74%
Comparative benchmark(s)
MSCI All Country World Index (net div) (f)		11.41%	12.55%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		2.78%	9.21%
B With CDSC (Declining over six years from 4% to 0%) (v)		4.24%	9.73%
C With CDSC (1% for 12 months) (v)		7.23%	10.57%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI All Country World Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the global developed and emerging markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

8

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2018 through August 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/18	Ending Account Value 8/31/18	Expenses Paid During Period (p) 3/01/18-8/31/18
A	Actual	0.89%	$1,000.00	$1,013.98	$4.52
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
B	Actual	1.64%	$1,000.00	$1,010.11	$8.31
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
C	Actual	1.64%	$1,000.00	$1,010.12	$8.31
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
I	Actual	0.64%	$1,000.00	$1,015.49	$3.25
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R1	Actual	1.64%	$1,000.00	$1,010.10	$8.31
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
R2	Actual	1.14%	$1,000.00	$1,012.41	$5.78
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80
R3	Actual	0.89%	$1,000.00	$1,013.95	$4.52
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
R4	Actual	0.64%	$1,000.00	$1,015.49	$3.25
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R6	Actual	0.55%	$1,000.00	$1,016.27	$2.80
	Hypothetical (h)	0.55%	$1,000.00	$1,022.43	$2.80

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class A shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

8/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 96.4%
Issuer	Shares/Par	Value ($)
Aerospace - 1.7%
Boeing Co.	291	$99,752

Airlines - 1.8%
Aena S.A.	313	$55,406
Air Canada (a)	2,311	47,495

		$102,901
Apparel Manufacturers - 1.6%
LVMH Moet Hennessy Louis Vuitton SE	264	$92,498

Automotive - 2.7%
Magna International, Inc.	1,350	$73,062
Toyota Motor Corp.	1,400	87,319

		$160,381
Biotechnology - 1.0%
Biogen, Inc. (a)	159	$56,205

Brokerage & Asset Managers - 1.9%
Apollo Global Management LLC, “A”	2,354	$81,284
IG Group Holdings PLC	2,545	29,827

		$111,111
Business Services - 1.6%
Cognizant Technology Solutions Corp., “A”	230	$18,039
DXC Technology Co.	797	72,599

		$90,638
Cable TV - 1.3%
Comcast Corp., “A”	2,134	$78,937

Chemicals - 0.8%
CF Industries Holdings, Inc.	914	$47,482

Computer Software - 4.9%
Adobe Systems, Inc. (a)	373	$98,289
Check Point Software Technologies Ltd. (a)	437	50,775
Microsoft Corp.	1,008	113,229
Salesforce.com, Inc. (a)	150	22,902

		$285,195

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - Systems - 2.6%
Apple, Inc.	241	$54,859
Hitachi Ltd.	11,000	71,825
Hon Hai Precision Industry Co. Ltd., GDR	4,766	25,355

		$152,039
Consumer Products - 1.1%
Essity AB	637	$16,508
Kimberly-Clark Corp.	410	47,372

		$63,880
Consumer Services - 1.4%
Bookings Holdings, Inc. (a)	34	$66,353
Localiza Rent a Car S.A.	3,200	16,915

		$83,268
Electrical Equipment - 1.2%
Schneider Electric S.A.	861	$70,198

Electronics - 3.9%
Applied Materials, Inc.	485	$20,865
NVIDIA Corp.	70	19,648
Samsung Electronics Co. Ltd.	1,950	84,874
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2,361	102,939

		$228,326
Energy - Independent - 3.0%
CNOOC Ltd.	21,000	$37,137
Marathon Petroleum Corp.	611	50,280
Phillips 66	716	84,853

		$172,270
Energy - Integrated - 3.0%
BP PLC	10,202	$72,388
China Petroleum & Chemical Corp.	18,000	18,095
Galp Energia SGPS S.A., “B”	2,867	58,138
LUKOIL PJSC, ADR	420	28,980

		$177,601
Engineering - Construction - 0.7%
Bouygues S.A.	390	$17,216
GS Engineering & Construction Corp.	500	21,515

		$38,731

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Food & Beverages - 2.6%
Bakkafrost P/f	610	$34,828
Marine Harvest	3,060	66,099
Tyson Foods, Inc., “A”	768	48,238

		$149,165
Food & Drug Stores - 0.5%
Wesfarmers Ltd.	788	$29,146

Forest & Paper Products - 0.4%
Svenska Cellulosa Aktiebolaget	2,027	$23,594

Gaming & Lodging - 0.7%
Marriott International, Inc., “A”	310	$39,206

Health Maintenance Organizations - 1.6%
Cigna Corp.	101	$19,022
Humana Inc.	219	72,984

		$92,006
Insurance - 3.3%
MetLife, Inc.	1,583	$72,644
Prudential Financial, Inc.	452	44,409
Zurich Insurance Group AG	238	72,486

		$189,539
Internet - 4.7%
Alphabet, Inc., “A” (a)	111	$136,730
Alphabet, Inc., “C” (a)	24	29,236
Facebook, Inc., “A” (a)	611	107,371

		$273,337
Leisure & Toys - 0.3%
Capcom Co. Ltd.	700	$16,323

Machinery & Tools - 3.2%
Allison Transmission Holdings, Inc.	580	$28,803
Eaton Corp. PLC	933	77,569
Ingersoll-Rand Co. Ltd., “A”	210	21,271
Regal Beloit Corp.	700	58,590

		$186,233
Major Banks - 8.1%
Banco Bradesco S.A., ADR	3,803	$26,393
Bank of America Corp.	2,770	85,676

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - continued
Bank of China Ltd.	54,000	$24,287
BNP Paribas	1,103	64,758
China Construction Bank	35,000	30,992
Royal Bank of Canada	464	36,857
Sumitomo Mitsui Financial Group, Inc.	1,700	67,030
Toronto-Dominion Bank	1,313	79,132
UBS AG	3,479	54,325

		$469,450
Medical & Health Technology & Services - 3.8%
Express Scripts Holding Co. (a)	756	$66,543
HCA Healthcare, Inc.	675	90,524
McKesson Corp.	191	24,591
Walgreens Boots Alliance, Inc.	590	40,451

		$222,109
Metals & Mining - 2.2%
POSCO	241	$70,688
Rio Tinto Ltd.	1,169	55,454

		$126,142
Natural Gas - Distribution - 0.4%
ENGIE	1,724	$25,274

Network & Telecom - 1.5%
Cisco Systems, Inc.	1,873	$89,473

Other Banks & Diversified Financials - 2.9%
Credicorp Ltd.	131	$28,561
DBS Group Holdings Ltd.	1,700	30,902
Discover Financial Services	1,012	79,057
ORIX Corp.	1,900	30,558

		$169,078
Pharmaceuticals - 6.2%
Bayer AG	851	$79,399
Bristol-Myers Squibb Co.	1,524	92,278
Eli Lilly & Co.	837	88,429
Pfizer, Inc.	1,434	59,540
Shionogi & Co. Ltd.	700	40,673

		$360,319
Printing & Publishing - 0.8%
Transcontinental, Inc., “A”	1,938	$47,210

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - 2.1%
CK Asset Holdings Ltd.	7,000	$49,899
Medical Properties Trust, Inc., REIT	1,381	20,784
Store Capital Corp., REIT	1,833	52,809

		$123,492
Restaurants - 2.4%
Aramark	1,037	$42,600
Greggs PLC	2,774	38,229
U.S. Foods Holding Corp. (a)	1,898	61,856

		$142,685
Specialty Chemicals - 1.5%
Covestro AG	350	$29,812
Methanex Corp.	769	56,060

		$85,872
Specialty Stores - 3.3%
Amazon.com, Inc. (a)	20	$40,254
Best Buy Co., Inc.	646	51,396
Ross Stores, Inc.	408	39,078
Urban Outfitters, Inc. (a)	1,370	63,678

		$194,406
Telecommunications - Wireless - 2.1%
KDDI Corp.	1,600	$42,351
SK Telecom Co. Ltd.	207	48,814
Vodafone Group PLC	14,184	30,250

		$121,415
Telephone Services - 0.3%
KT Corp., ADR	1,234	$17,042

Tobacco - 2.5%
Japan Tobacco, Inc.	2,800	$73,635
Philip Morris International, Inc.	951	74,074

		$147,709
Utilities - Electric Power - 2.8%
CLP Holdings Ltd.	3,500	$41,137
Exelon Corp.	1,725	75,400
SSE PLC	2,749	44,656

		$161,193
Total Common Stocks (Identified Cost, $4,626,896)		$5,612,831

16

Portfolio of Investments – continued

Preferred Stocks - 1.5%
Issuer	Shares/Par	Value ($)
Electronics - 0.3%
Samsung Electronics Co. Ltd.	460	$16,406

Major Banks - 0.9%
Itau Unibanco Holding S.A.	5,050	$52,408

Telephone Services - 0.3%
Telecom Italia S.p.A.	30,782	$17,111
Total Preferred Stocks (Identified Cost, $77,679)		$85,925

Investment Companies (h) - 2.1%
Money Market Funds - 2.1%
MFS Institutional Money Market Portfolio, 2.03% (v) (Identified Cost, $122,935)	122,953	$122,953

Other Assets, Less Liabilities - (0.0)%		(2,086)
Net Assets - 100.0%		$5,819,623

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $122,953 and $5,698,756, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $4,704,575)	$5,698,756
Investments in affiliated issuers, at value (identified cost, $122,935)	122,953
Cash	394
Foreign currency, at value (identified cost, $50,378)	50,515
Receivables for
Investments sold	41,725
Fund shares sold	23,819
Dividends	17,348
Receivable from investment adviser	24,854
Other assets	34
Total assets	$5,980,398
Liabilities
Payables for
Investments purchased	$83,816
Payable to affiliates
Shareholder servicing costs	1,032
Distribution and service fees	25
Payable for independent Trustees’ compensation	7
Accrued expenses and other liabilities	75,895
Total liabilities	$160,775
Net assets	$5,819,623
Net assets consist of
Paid-in capital	$4,388,903
Unrealized appreciation (depreciation)	994,041
Accumulated net realized gain (loss)	363,725
Undistributed net investment income	72,954
Net assets	$5,819,623
Shares of beneficial interest outstanding	444,361

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$909,660	69,663	$13.06
Class B	76,630	5,899	12.99
Class C	218,919	16,870	12.98
Class I	633,432	48,333	13.11
Class R1	67,343	5,181	13.00
Class R2	68,347	5,236	13.05
Class R3	68,857	5,264	13.08
Class R4	69,367	5,293	13.11
Class R6	3,707,068	282,622	13.12

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $13.86 [100 / 94.25 x $13.06]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$155,887
Dividends from affiliated issuers	1,787
Other	317
Foreign taxes withheld	(10,671)
Total investment income	$147,320
Expenses
Management fee	$30,346
Distribution and service fees	5,636
Shareholder servicing costs	3,640
Administrative services fee	17,500
Independent Trustees’ compensation	1,089
Custodian fee	24,640
Shareholder communications	8,379
Audit and tax fees	64,060
Legal fees	586
Registration fees	122,866
Miscellaneous	20,025
Total expenses	$298,767
Reduction of expenses by investment adviser and distributor	(257,432)
Net expenses	$41,335
Net investment income (loss)	$105,985
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$478,668
Affiliated issuers	(3)
Foreign currency	(350)
Net realized gain (loss)	$478,315
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(21,592)
Affiliated issuers	11
Translation of assets and liabilities in foreign currencies	(272)
Net unrealized gain (loss)	$(21,853)
Net realized and unrealized gain (loss)	$456,462
Change in net assets from operations	$562,447

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations,

any distributions, and any shareholder transactions.

	Year ended
	8/31/18	8/31/17
Change in net assets
From operations
Net investment income (loss)	$105,985	$95,696
Net realized gain (loss)	478,315	91,214
Net unrealized gain (loss)	(21,853)	822,794
Change in net assets from operations	$562,447	$1,009,704
Distributions declared to shareholders
From net investment income	$(105,003)	$(80,010)
From net realized gain	(101,308)	—
Total distributions declared to shareholders	$(206,311)	$(80,010)
Change in net assets from fund share transactions	$(793,979)	$1,127,290
Total change in net assets	$(437,843)	$2,056,984
Net assets
At beginning of period	6,257,466	4,200,482
At end of period (including undistributed net investment income of $72,954 and $74,219, respectively)	$5,819,623	$6,257,466

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$12.35	$10.46	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.19	$0.20
Net realized and unrealized gain (loss)	0.88	1.88	0.32
Total from investment operations	$1.10	$2.07	$0.52
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.18)	$(0.04)
From net realized gain	(0.20)	—	(0.02)
Total distributions declared to shareholders	$(0.39)	$(0.18)	$(0.06)
Net asset value, end of period (x)	$13.06	$12.35	$10.46
Total return (%) (r)(s)(t)(x)	9.05	20.07	5.22	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.26	5.22	6.02	(a)
Expenses after expense reductions (f)	0.88	0.88	0.86	(a)
Net investment income (loss)	1.70	1.63	2.08	(a)
Portfolio turnover	48	55	46	(n)
Net assets at end of period (000 omitted)	$910	$474	$168

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Year ended
	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$12.29	$10.41	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.09	$0.11
Net realized and unrealized gain (loss)	0.89	1.89	0.34
Total from investment operations	$1.00	$1.98	$0.45
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.10)	$(0.02)
From net realized gain	(0.20)	—	(0.02)
Total distributions declared to shareholders	$(0.30)	$(0.10)	$(0.04)
Net asset value, end of period (x)	$12.99	$12.29	$10.41
Total return (%) (r)(s)(t)(x)	8.24	19.12	4.47	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.94	6.05	7.17	(a)
Expenses after expense reductions (f)	1.64	1.64	1.61	(a)
Net investment income (loss)	0.86	0.79	1.19	(a)
Portfolio turnover	48	55	46	(n)
Net assets at end of period (000 omitted)	$77	$64	$52

Class C	Year ended
	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$12.28	$10.41	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.09	$0.13
Net realized and unrealized gain (loss)	0.88	1.89	0.32
Total from investment operations	$1.00	$1.98	$0.45
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.11)	$(0.02)
From net realized gain	(0.20)	—	(0.02)
Total distributions declared to shareholders	$(0.30)	$(0.11)	$(0.04)
Net asset value, end of period (x)	$12.98	$12.28	$10.41
Total return (%) (r)(s)(t)(x)	8.23	19.14	4.48	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	6.01	6.06	6.81	(a)
Expenses after expense reductions (f)	1.64	1.64	1.61	(a)
Net investment income (loss)	0.96	0.78	1.37	(a)
Portfolio turnover	48	55	46	(n)
Net assets at end of period (000 omitted)	$219	$133	$104

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Year ended
	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$12.38	$10.47	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.22	$0.24
Net realized and unrealized gain (loss)	0.95	1.89	0.30
Total from investment operations	$1.14	$2.11	$0.54
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.20)	$(0.05)
From net realized gain	(0.20)	—	(0.02)
Total distributions declared to shareholders	$(0.41)	$(0.20)	$(0.07)
Net asset value, end of period (x)	$13.11	$12.38	$10.47
Total return (%) (r)(s)(t)(x)	9.35	20.42	5.38	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	4.63	4.94	4.99	(a)
Expenses after expense reductions (f)	0.64	0.64	0.61	(a)
Net investment income (loss)	1.45	1.94	2.50	(a)
Portfolio turnover	48	55	46	(n)
Net assets at end of period (000 omitted)	$633	$1,959	$924

Class R1	Year ended
	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$12.29	$10.41	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.11	$0.09	$0.11
Net realized and unrealized gain (loss)	0.89	1.89	0.34
Total from investment operations	$1.00	$1.98	$0.45
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.10)	$(0.02)
From net realized gain	(0.20)	—	(0.02)
Total distributions declared to shareholders	$(0.29)	$(0.10)	$(0.04)
Net asset value, end of period (x)	$13.00	$12.29	$10.41
Total return (%) (r)(s)(t)(x)	8.25	19.12	4.47	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.92	6.06	7.17	(a)
Expenses after expense reductions (f)	1.64	1.64	1.61	(a)
Net investment income (loss)	0.84	0.78	1.19	(a)
Portfolio turnover	48	55	46	(n)
Net assets at end of period (000 omitted)	$67	$62	$52

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Year ended
	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$12.34	$10.44	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.14	$0.16
Net realized and unrealized gain (loss)	0.89	1.91	0.33
Total from investment operations	$1.06	$2.05	$0.49
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.15)	$(0.03)
From net realized gain	(0.20)	—	(0.02)
Total distributions declared to shareholders	$(0.35)	$(0.15)	$(0.05)
Net asset value, end of period (x)	$13.05	$12.34	$10.44
Total return (%) (r)(s)(t)(x)	8.71	19.82	4.92	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.42	5.56	6.67	(a)
Expenses after expense reductions (f)	1.14	1.14	1.11	(a)
Net investment income (loss)	1.34	1.28	1.69	(a)
Portfolio turnover	48	55	46	(n)
Net assets at end of period (000 omitted)	$68	$63	$52

Class R3	Year ended
	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$12.36	$10.46	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.17	$0.19
Net realized and unrealized gain (loss)	0.90	1.90	0.33
Total from investment operations	$1.10	$2.07	$0.52
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.17)	$(0.04)
From net realized gain	(0.20)	—	(0.02)
Total distributions declared to shareholders	$(0.38)	$(0.17)	$(0.06)
Net asset value, end of period (x)	$13.08	$12.36	$10.46
Total return (%) (r)(s)(t)(x)	9.03	20.06	5.20	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	5.17	5.31	6.41	(a)
Expenses after expense reductions (f)	0.89	0.89	0.86	(a)
Net investment income (loss)	1.59	1.53	1.94	(a)
Portfolio turnover	48	55	46	(n)
Net assets at end of period (000 omitted)	$69	$63	$53

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Year ended
	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$12.38	$10.48	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.24	$0.20	$0.21
Net realized and unrealized gain (loss)	0.90	1.90	0.34
Total from investment operations	$1.14	$2.10	$0.55
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.20)	$(0.05)
From net realized gain	(0.20)	—	(0.02)
Total distributions declared to shareholders	$(0.41)	$(0.20)	$(0.07)
Net asset value, end of period (x)	$13.11	$12.38	$10.48
Total return (%) (r)(s)(t)(x)	9.35	20.31	5.48	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	4.92	5.06	6.16	(a)
Expenses after expense reductions (f)	0.64	0.64	0.61	(a)
Net investment income (loss)	1.84	1.78	2.19	(a)
Portfolio turnover	48	55	46	(n)
Net assets at end of period (000 omitted)	$69	$63	$53

Class R6	Year ended
	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$12.39	$10.48	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.25	$0.21	$0.21
Net realized and unrealized gain (loss)	0.90	1.90	0.34
Total from investment operations	$1.15	$2.11	$0.55
Less distributions declared to shareholders
From net investment income	$(0.22)	$(0.20)	$(0.05)
From net realized gain	(0.20)	—	(0.02)
Total distributions declared to shareholders	$(0.42)	$(0.20)	$(0.07)
Net asset value, end of period (x)	$13.12	$12.39	$10.48
Total return (%) (r)(s)(t)(x)	9.41	20.42	5.48	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	4.84	5.01	6.16	(a)
Expenses after expense reductions (f)	0.55	0.59	0.60	(a)
Net investment income (loss)	1.93	1.84	2.20	(a)
Portfolio turnover	48	55	46	(n)
Net assets at end of period (000 omitted)	$3,707	$3,376	$2,742

See Notes to Financial Statements

26

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research Global Equity Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

28

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

29

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$5,698,756	$—	$—	$5,698,756
Mutual Funds	122,953	—	—	122,953
Total	$5,821,709	$—	$—	$5,821,709

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

30

Notes to Financial Statements – continued

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals, treating a portion of the proceeds from redemptions as a distribution for tax purposes, and partnership adjustments.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/18	Year ended 8/31/17
Ordinary income (including any short-term capital gains)	$132,311	$80,010
Long-term capital gains	74,000	—
Total distributions	$206,311	$80,010

31

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/18
Cost of investments	$4,843,111
Gross appreciation	1,076,929
Gross depreciation	(98,331)
Net unrealized appreciation (depreciation)	$978,598
Undistributed ordinary income	162,374
Undistributed long-term capital gain	282,054
Other temporary differences	7,694

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain
	Year ended 8/31/18	Year ended 8/31/17	Year ended 8/31/18	Year ended 8/31/17
Class A	$9,828	$4,127	$10,205	$—
Class B	579	479	1,135	—
Class C	1,158	1,145	2,316	—
Class I	29,872	19,538	28,439	—
Class R1	478	479	1,023	—
Class R2	783	732	1,030	—
Class R3	938	860	1,032	—
Class R4	1,094	987	1,036	—
Class R6	60,273	51,663	55,092	—
Total	$105,003	$80,010	$101,308	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.475%
In excess of $2.5 billion	0.45%

32

Notes to Financial Statements – continued

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2018, this management fee reduction amounted to $549, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
0.89%	1.64%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.60%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2019. For the year ended August 31, 2018, this reduction amounted to $256,822, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $627 for the year ended August 31, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$1,843
Class B	0.75%	0.25%	1.00%	1.00%	729
Class C	0.75%	0.25%	1.00%	1.00%	1,904
Class R1	0.75%	0.25%	1.00%	1.00%	658
Class R2	0.25%	0.25%	0.50%	0.50%	334
Class R3	—	0.25%	0.25%	0.25%	168
Total Distribution and Service Fees					$5,636

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

33

Notes to Financial Statements – continued

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2018, this rebate amounted to $61 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2018, were as follows:

Amount
Class A	$1
Class B	2
Class C	34

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2018, the fee was $555, which equated to 0.0091% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,085.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.2882% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and

34

Notes to Financial Statements – continued

is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2018, the fee paid by the fund under this agreement was $9 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On August 15, 2017, MFS redeemed 5,123 shares of Class I for an aggregate amount of $62,504.

At August 31, 2018, MFS held approximately 88% of the outstanding shares of Class B, 97% of the outstanding shares of Class R6, and 100% of the outstanding shares of Class R1, Class R2, Class R3, and Class R4, respectively.

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to August 31, 2018, this reimbursement amounted to $311, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended August 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $2,894,015 and $3,827,743, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/18		Year ended 8/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	33,941	$435,187	27,296	$306,635
Class B	554	7,000	155	1,752
Class C	8,563	110,868	4,185	47,841
Class I	6,732	86,830	114,223	1,260,845
Class R6	5,141	66,166	5,923	70,087
	54,931	$706,051	151,782	$1,687,160

35

Notes to Financial Statements – continued

	Year ended 8/31/18		Year ended 8/31/17
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	1,577	$20,033	388	$4,127
Class B	135	1,714	45	479
Class C	274	3,474	108	1,145
Class I	4,584	58,311	1,835	19,538
Class R1	118	1,501	45	479
Class R2	142	1,813	69	732
Class R3	155	1,970	80	860
Class R4	168	2,130	93	987
Class R6	9,062	115,365	4,851	51,663
	16,215	$206,311	7,514	$80,010

Shares reacquired
Class A	(4,234)	$(54,064)	(5,393)	$(62,901)
Class B	(7)	(85)	(1)	(15)
Class C	(2,780)	(35,527)	(3,511)	(39,932)
Class I	(121,176)	(1,564,511)	(46,062)	(537,000)
Class R6	(4,044)	(52,154)	(3)	(32)
	(132,241)	$(1,706,341)	(54,970)	$(639,880)

Net change
Class A	31,284	$401,156	22,291	$247,861
Class B	682	8,629	199	2,216
Class C	6,057	78,815	782	9,054
Class I	(109,860)	(1,419,370)	69,996	743,383
Class R1	118	1,501	45	479
Class R2	142	1,813	69	732
Class R3	155	1,970	80	860
Class R4	168	2,130	93	987
Class R6	10,159	129,377	10,771	121,718
	(61,095)	$(793,979)	104,326	$1,127,290

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have

36

Notes to Financial Statements – continued

established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended August 31, 2018, the fund’s commitment fee and interest expense were $39 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		107,563	1,260,600	(1,245,210)	122,953

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(3)	$11	$—	$1,787	$122,953

37

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Blended Research Global Equity Fund and the Board of Trustees of MFS Series Trust IV

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Blended Research Global Equity Fund (the “Fund”) (one of the funds constituting the MFS Series Trust IV (the “Trust”)), including the portfolio of investments, as of August 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of two years in the period then ended and the period from September 15, 2015 (commencement of operations) through August 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the MFS Series Trust IV) at August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of two years in the period then ended and the period from September 15, 2015 (commencement of operations) through August 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

38

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 16, 2018

39

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

40

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of

44

Trustees and Officers – continued

the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon
Matt Krummell
Jonathan Sage
Jed Stocks

45

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

46

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over the one-year period ended December 31, 2017. The total return performance of the Fund’s Class A shares was in the 3rd quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on September 15, 2015, and has a limited operating history and performance record; therefore no performance data for the three- or five-year periods was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment

47

Board Review of Investment Advisory Agreement – continued

companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS

48

Board Review of Investment Advisory Agreement – continued

performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

49

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

50

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $132,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 29.34% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

51

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

52

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

53

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

August 31, 2018

MFS® Blended Research® International Equity Fund

BRX-ANN

MFS® Blended Research®

International Equity Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

The strengthening U.S. dollar, international trade friction and geopolitical uncertainty have contributed to a measurable uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, global markets have become less synchronized, with equity markets in the United States outperforming most international markets. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe, China and some emerging markets.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could dampen business sentiment, leading to slower global growth.

As a global investment manager with nearly a century of expertise, MFS® firmly believes that active risk management offers downside mitigation and may help improve investment outcomes, and we built our active investment platform with that in mind. Our long-term perspective influences nearly every aspect of our business, but most importantly, it aligns our investment decisions with clients’ investing time horizons.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Roche Holding AG	2.2%
Toyota Motor Corp.	2.1%
Novartis AG	2.0%
BP PLC	2.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1.8%
LVMH Moet Hennessy Louis Vuitton SE	1.8%
Bakkafrost P/f	1.7%
Bayer AG	1.6%
Westpac Banking Corp.	1.6%
China Petroleum & Chemical Corp.	1.6%

Equity sectors
Financial Services	23.8%
Technology	11.8%
Energy	8.1%
Consumer Staples	7.9%
Health Care	7.8%
Basic Materials	7.4%
Utilities & Communications	7.1%
Retailing	6.3%
Industrial Goods & Services	5.7%
Autos & Housing	5.0%
Leisure	3.1%
Special Products & Services	2.8%
Transportation	2.6%

Issuer country weightings (x)
Japan	16.7%
United Kingdom	12.0%
China	9.4%
France	9.0%
Canada	7.1%
Switzerland	6.5%
South Korea	4.2%
Germany	4.1%
Australia	4.0%
Other Countries	27.0%

Currency exposure weightings (y)
Euro	20.0%
Japanese Yen	16.7%
British Pound Sterling	12.0%
Hong Kong Dollar	10.7%
Swiss Franc	6.5%
United States Dollar	5.3%
South Korean Won	4.2%
Australian Dollar	4.0%
Canadian Dollar	3.3%
Other Currencies	17.3%

2

Portfolio Composition – continued

(x)

Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States (included in Other Countries) includes Cash & Cash Equivalents.

(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2018.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2018, Class A shares of the MFS Blended Research International Equity Fund (“fund”) provided a total return of 1.47%, at net asset value. This compares with a return of 3.18% for the fund’s benchmark, the MSCI All Country World (ex-US) Index (net div).

Market Environment

Despite headwinds from increasing global trade tensions, several US equity indices advanced to set new record highs late in the period after rebounding from a mid-period market correction. Very strong earnings per share and revenue growth, helped in part by the 2017 US tax reform package, has underpinned the advance, as has solid US economic growth. Strong fundamentals have brought US equity valuations down more in line with long-term average valuations from elevated levels early in the period. While the US economy has maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

During the period, the US Federal Reserve raised interest rates by 75 basis points, bringing the total number of hikes to seven since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remained above trend, although inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by a chaotic process which resulted in the formation of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the US during the period but remained low by historical standards, while yields in many developed markets fell. Credit spreads remained relatively tight but widened modestly, late in the period, as market volatility increased. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar combined with trade uncertainty helped expose structural weaknesses in several emerging markets late in the period.

Detractors from Performance

Security selection within the health care, financial services and technology sectors was a primary factor that detracted from performance relative to the MSCI All Country World (ex-US) Index. Within the health care sector, the fund’s overweight position in shares of pharmaceutical company Bayer AG (Germany) held back relative performance after the company reported weak sales results across its pharmaceutical, consumer health and crop science divisions. Management also issued unfavorable guidance for 2018, which further weighed on the stock. Within the financial services sector, the fund’s overweight positions in shares of banking and financial services firm Intesa Sanpaolo (Italy), global banking group BNP Paribas (France), property development firm CK Asset Holdings (Hong Kong) and banking firm Turkiye Is Bankasi (h) (Turkey) held back relative performance. Within the technology sector, the fund’s holdings of electronics manufacturer Hon Hai Precision Industry (b) (Taiwan) further dampened relative results.

4

Management Review – continued

Stocks in other sectors that detracted from relative returns included overweight positions in education services provider Kroton Educacional (Brazil), investment and management company First Pacific (Hong Kong), telecommunications company Vodafone Group (United Kingdom) and tobacco company Japan Tobacco (Japan).

Contributors to Performance

Stock selection within the energy sector contributed to relative performance during the reporting period. Within this sector, the fund’s overweight positions in integrated energy and chemical company China Petroleum & Chemical (China), oil and gas company CNOOC (China) and integrated oil company BP (United Kingdom) aided relative results as the stock prices of all three companies advanced as oil prices increased.

Although security selection was a positive factor in the autos & housing sector, there were no individual stocks within this sector that were among the fund’s top relative contributors for the reporting period.

Security selection within the consumer staples sector further aided relative returns. Here, the fund’s overweight position in brewing company China Resources Beer Holdings (China) benefited relative returns. Shares of China Resources Beer Holdings rose as investors appeared to have reacted favorably to 2017 profit growth that topped expectations and management’s confident growth outlook into 2018. The fund’s position in salmon products manufacturer Bakkafrost P/f (b) (Norway) also contributed to relative performance. Shares of Bakkafrost P/f appreciated after the company reported impressive earnings, driven by lower production costs, strong realized prices and volume growth in Russia.

Elsewhere, the fund’s overweight positions in luxury goods company LVMH Moet Hennessy Louis Vuitton SE (France) and tourism and travel IT solutions provider Amadeus IT Group (Spain) aided relative performance. The fund’s positions in methanol producer Methanex (b) (Canada), real estate company TAG Immobilien (b) (Germany) and semiconductor company Taiwan Semiconductor Manufacturing (b) (Taiwan) also contributed to relative returns.

Respectfully,

Portfolio Manager(s)

Jim Fallon, Matt Krummell, Jonathan Sage, and Jed Stocks

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 8/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 8/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	Life (t)
A	9/15/15	1.47%	6.98%
B	9/15/15	0.73%	6.19%
C	9/15/15	0.74%	6.19%
I	9/15/15	1.74%	7.24%
R1	9/15/15	0.72%	6.18%
R2	9/15/15	1.27%	6.72%
R3	9/15/15	1.50%	7.03%
R4	9/15/15	1.82%	7.27%
R6	9/15/15	1.86%	7.30%
Comparative benchmark(s)
MSCI All Country World (ex-US) Index (net div) (f)		3.18%	8.94%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		(4.37)%	4.87%
B With CDSC (Declining over six years from 4% to 0%) (v)		(3.23)%	5.28%
C With CDSC (1% for 12 months) (v)		(0.24)%	6.19%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end. (See Notes to Performance Summary.)
(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI All Country World (ex-US) Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance in the developed and emerging markets, excluding the U.S.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date.

7

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period,

March 1, 2018 through August 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/18	Ending Account Value 8/31/18	Expenses Paid During Period (p) 3/01/18-8/31/18
A	Actual	0.89%	$1,000.00	$952.03	$4.38
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
B	Actual	1.64%	$1,000.00	$948.66	$8.06
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
C	Actual	1.64%	$1,000.00	$949.22	$8.06
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
I	Actual	0.64%	$1,000.00	$953.81	$3.15
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R1	Actual	1.64%	$1,000.00	$948.61	$8.05
	Hypothetical (h)	1.64%	$1,000.00	$1,016.94	$8.34
R2	Actual	1.14%	$1,000.00	$951.34	$5.61
	Hypothetical (h)	1.14%	$1,000.00	$1,019.46	$5.80
R3	Actual	0.89%	$1,000.00	$952.38	$4.38
	Hypothetical (h)	0.89%	$1,000.00	$1,020.72	$4.53
R4	Actual	0.64%	$1,000.00	$953.85	$3.15
	Hypothetical (h)	0.64%	$1,000.00	$1,021.98	$3.26
R6	Actual	0.50%	$1,000.00	$953.85	$2.46
	Hypothetical (h)	0.50%	$1,000.00	$1,022.68	$2.55

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

8/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 98.4%
Issuer	Shares/Par	Value ($)
Airlines - 2.1%
Aena S.A.	18,075	$3,199,535
Air Canada (a)	141,182	2,901,533

		$6,101,068
Alcoholic Beverages - 0.6%
China Resources Beer Holdings Co. Ltd.	422,000	$1,795,802

Apparel Manufacturers - 2.8%
Burberry Group PLC	54,724	$1,586,374
Compagnie Financiere Richemont S.A.	17,139	1,515,411
LVMH Moet Hennessy Louis Vuitton SE	14,906	5,222,650

		$8,324,435
Automotive - 4.5%
Magna International, Inc.	74,287	$4,020,412
PSA Peugeot Citroen S.A.	114,029	3,136,912
Toyota Motor Corp.	99,300	6,193,403

		$13,350,727
Broadcasting - 0.3%
ProSiebenSat.1 Media AG	37,589	$989,997

Brokerage & Asset Managers - 1.3%
IG Group Holdings PLC	328,369	$3,848,455

Business Services - 2.2%
Ashtead Group PLC	47,794	$1,463,555
Infosys Ltd.	144,783	2,941,743
Marubeni Corp.	259,300	2,127,422

		$6,532,720
Chemicals - 0.9%
Mitsubishi Chemical Holdings Corp.	309,800	$2,777,075

Computer Software - 0.7%
Check Point Software Technologies Ltd. (a)	16,437	$1,909,815

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Computer Software - Systems - 4.7%
Amadeus IT Group S.A.	45,855	$4,253,837
Hitachi Ltd.	646,000	4,218,099
Hon Hai Precision Industry Co. Ltd., GDR	503,766	2,680,035
NICE Systems Ltd., ADR (a)	10,779	1,245,945
SK Holdings Co. Ltd.	7,068	1,669,931

		$14,067,847
Conglomerates - 0.4%
First Pacific Co. Ltd.	2,362,000	$1,077,364

Construction - 0.6%
Anhui Conch Cement Co. Ltd.	128,500	$782,583
Persimmon PLC	27,876	879,283

		$1,661,866
Consumer Products - 1.6%
KOSE Corp.	16,700	$3,081,181
Shiseido Co. Ltd.	24,800	1,746,334

		$4,827,515
Consumer Services - 0.2%
Kroton Educacional S.A.	282,800	$709,586

Electrical Equipment - 3.0%
Legrand S.A.	61,965	$4,667,989
Schneider Electric S.A.	53,112	4,330,279

		$8,998,268
Electronics - 3.3%
Samsung Electronics Co. Ltd.	106,948	$4,654,926
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	120,081	5,235,531

		$9,890,457
Energy - Independent - 1.6%
CNOOC Ltd.	2,619,000	$4,631,530

Energy - Integrated - 6.6%
BP PLC	836,292	$5,933,886
China Petroleum & Chemical Corp.	4,676,000	4,700,575
Eni S.p.A.	191,564	3,553,279
Galp Energia SGPS S.A., “B”	194,000	3,933,991
LUKOIL PJSC, ADR	22,545	1,556,958

		$19,678,689

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Engineering - Construction - 1.1%
Bouygues S.A.	47,909	$2,114,862
Hochtief AG	7,123	1,155,870

		$3,270,732
Food & Beverages - 3.1%
Bakkafrost P/f	89,393	$5,103,816
Marine Harvest (l)	114,257	2,468,076
Nestle S.A.	12,033	1,010,313
Orion Corp.	8,067	775,429

		$9,357,634
Food & Drug Stores - 2.0%
Seven & I Holdings Co. Ltd.	89,900	$3,661,214
Tesco PLC	506,313	1,618,050
Wesfarmers Ltd.	20,856	771,409

		$6,050,673
Forest & Paper Products - 0.3%
Svenska Cellulosa Aktiebolaget	71,003	$826,479

Health Maintenance Organizations - 0.2%
Qualicorp S.A.	175,500	$679,060

Insurance - 5.8%
Aegon N.V.	152,556	$914,792
Legal & General Group PLC	567,908	1,872,320
Manulife Financial Corp.	189,031	3,459,050
Samsung Fire & Marine Insurance Co. Ltd.	11,634	2,769,627
Sompo Holdings, Inc.	41,000	1,750,554
Tokio Marine Holding, Inc.	46,500	2,191,706
Zurich Insurance Group AG	14,538	4,427,772

		$17,385,821
Internet - 2.0%
Baidu, Inc., ADR (a)	17,219	$3,899,759
Tencent Holdings Ltd.	43,900	1,901,704

		$5,801,463
Machinery & Tools - 1.6%
Atlas Copco AB, “A”	74,419	$2,121,456
Ebara Corp.	80,200	2,742,867

		$4,864,323

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Major Banks - 10.3%
ABSA Group Ltd.	152,997	$1,692,389
Banco do Brasil S.A.	222,500	1,644,264
Bank of China Ltd.	2,134,000	959,773
BNP Paribas	67,390	3,956,516
China Construction Bank	4,159,000	3,682,758
Industrial & Commercial Bank of China, “H”	5,217,000	3,841,919
National Australia Bank Ltd.	195,322	3,983,630
Nedbank Group Ltd.	89,749	1,697,749
Sumitomo Mitsui Financial Group, Inc.	94,800	3,737,907
Toronto-Dominion Bank	10,320	624,360
Westpac Banking Corp.	232,737	4,775,160

		$30,596,425
Medical & Health Technology & Services - 1.0%
Sinopharm Group Co. Ltd., “H”	112,400	$559,225
Sonic Healthcare Ltd.	133,450	2,512,596

		$3,071,821
Metals & Mining - 3.1%
Anglo American PLC	122,308	$2,444,457
ArcelorMittal S.A.	36,049	1,085,430
JFE Holdings, Inc.	33,400	730,916
POSCO	5,728	1,680,090
Teck Resources Ltd., “B”	112,917	2,567,733
Ternium S.A., ADR	21,297	600,575

		$9,109,201
Natural Gas - Distribution - 1.1%
ENGIE	150,360	$2,204,319
Tokyo Gas Co. Ltd.	45,800	1,085,333

		$3,289,652
Network & Telecom - 1.1%
LM Ericsson Telephone Co., “B”	401,135	$3,383,603

Other Banks & Diversified Financials - 3.2%
DBS Group Holdings Ltd.	40,300	$732,567
Intesa Sanpaolo S.p.A.	1,411,977	3,486,871
ORIX Corp.	158,800	2,554,006
Rural Electrification Corp. Ltd.	321,230	542,583
Sberbank of Russia, ADR	207,599	2,253,487

		$9,569,514

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - 6.5%
Bayer AG	51,448	$4,800,154
Kyowa Hakko Kirin Co. Ltd.	119,500	2,118,756
Novartis AG	71,635	5,940,698
Roche Holding AG	26,300	6,533,959

		$19,393,567
Printing & Publishing - 1.5%
Pearson PLC	91,305	$1,085,948
Transcontinental, Inc., “A”	142,208	3,464,209

		$4,550,157
Railroad & Shipping - 0.5%
East Japan Railway Co.	17,400	$1,574,629

Real Estate - 2.7%
CK Asset Holdings Ltd.	498,500	$3,553,569
Link REIT	74,500	742,271
TAG Immobilien AG	127,651	3,141,223
Wheelock & Co. Ltd.	85,000	533,365

		$7,970,428
Restaurants - 1.2%
Domino’s Pizza Group PLC	389,835	$1,470,719
Greggs PLC	160,207	2,207,855

		$3,678,574
Specialty Chemicals - 3.1%
Covestro AG	24,188	$2,060,233
Kumho Petrochemical Co. Ltd.	9,799	897,901
Methanex Corp.	55,758	4,064,758
PTT Global Chemical PLC	889,600	2,221,961

		$9,244,853
Specialty Stores - 1.1%
Just Eat PLC (a)	114,322	$1,136,199
K’s Holdings Corp.	163,600	1,980,398

		$3,116,597
Telecommunications - Wireless - 2.3%
KDDI Corp.	48,800	$1,291,700
Millicom International Cellular S.A.	12,625	726,840
TIM Participacoes S.A., ADR	78,817	1,185,408
Vodafone Group PLC	1,686,517	3,596,768

		$6,800,716

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Telephone Services - 1.7%
China Unicom (Hong Kong) Ltd.	1,090,000	$1,267,934
Com Hem Holding AB	121,811	2,055,236
PT XL Axiata Tbk (a)	4,744,300	1,024,228
Telekomunikacja Polska S.A. (a)	548,333	718,941

		$5,066,339
Tobacco - 2.5%
British American Tobacco PLC	69,504	$3,353,387
Japan Tobacco, Inc.	158,600	4,170,904

		$7,524,291
Utilities - Electric Power - 2.0%
CLP Holdings Ltd.	151,500	$1,780,650
Enel S.p.A.	171,160	846,351
SSE PLC	211,682	3,438,673

		$6,065,674
Total Common Stocks (Identified Cost, $280,797,963)		$293,415,442

Preferred Stocks - 1.0%
Food & Drug Stores - 0.5%
Cia Brasileira de Distribuicao	68,600	$1,375,503

Major Banks - 0.5%
Itau Unibanco Holding S.A.	145,640	$1,511,430
Total Preferred Stocks (Identified Cost, $3,146,153)		$2,886,933

Investment Companies (h) - 0.3%
Money Market Funds - 0.3%
MFS Institutional Money Market Portfolio, 2.03% (v) (Identified Cost, $1,000,362)	1,000,462	$1,000,462

Collateral for Securities Loaned - 0.0%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.93% (j) (Identified Cost, $20,430)	20,430	$20,430

Other Assets, Less Liabilities - 0.3%		784,098
Net Assets - 100.0%		$298,107,365

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $1,000,462 and $296,322,805, respectively.

16

Portfolio of Investments – continued

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PJSC	Public Joint Stock Company
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

17

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $2,169,987 of securities on loan (identified cost, $283,964,546)	$296,322,805
Investments in affiliated issuers, at value (identified cost, $1,000,362)	1,000,462
Foreign currency, at value (identified cost, $1,082)	1,094
Receivables for
Investments sold	4
Fund shares sold	33,883
Interest and dividends	1,071,626
Receivable from investment adviser	98,875
Other assets	349
Total assets	$298,529,098
Liabilities
Payables for
Fund shares reacquired	$160,529
Collateral for securities loaned, at value (c)	20,430
Payable to affiliates
Shareholder servicing costs	37,063
Distribution and service fees	1,251
Payable for independent Trustees’ compensation	45
Deferred country tax expense payable	97,483
Accrued expenses and other liabilities	104,932
Total liabilities	$421,733
Net assets	$298,107,365
Net assets consist of
Paid-in capital	$271,551,272
Unrealized appreciation (depreciation) (net of $97,483 deferred country tax)	12,257,126
Accumulated net realized gain (loss)	8,354,322
Undistributed net investment income	5,944,645
Net assets	$298,107,365
Shares of beneficial interest outstanding	25,346,003

(c)	Non-cash collateral is not included.

18

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$88,168,142	7,527,530	$11.71
Class B	97,363	8,364	11.64
Class C	283,598	24,474	11.59
Class I	1,759,630	149,492	11.77
Class R1	59,742	5,136	11.63
Class R2	167,172	14,251	11.73
Class R3	61,154	5,183	11.80
Class R4	61,536	5,226	11.77
Class R6	207,449,028	17,606,347	11.78

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $12.42 [100 / 94.25 x $11.71]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

19

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$9,596,210
Dividends from affiliated issuers	63,022
Other	18,577
Income on securities loaned	9,718
Foreign taxes withheld	(897,420)
Total investment income	$8,790,107
Expenses
Management fee	$1,371,019
Distribution and service fees	189,826
Shareholder servicing costs	76,795
Administrative services fee	50,995
Independent Trustees’ compensation	6,978
Custodian fee	97,146
Shareholder communications	10,341
Audit and tax fees	79,515
Legal fees	2,734
Registration fees	127,125
Miscellaneous	29,113
Total expenses	$2,041,587
Reduction of expenses by investment adviser and distributor	(285,348)
Net expenses	$1,756,239
Net investment income (loss)	$7,033,868
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers (net of $85,105 country tax)	$11,269,501
Affiliated issuers	(1,745)
Foreign currency	(168,005)
Net realized gain (loss)	$11,099,751
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $44,334 increase in deferred country tax)	$(15,498,537)
Affiliated issuers	(15)
Translation of assets and liabilities in foreign currencies	(11,346)
Net unrealized gain (loss)	$(15,509,898)
Net realized and unrealized gain (loss)	$(4,410,147)
Change in net assets from operations	$2,623,721

See Notes to Financial Statements

20

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/18	8/31/17
Change in net assets
From operations
Net investment income (loss)	$7,033,868	$4,349,392
Net realized gain (loss)	11,099,751	2,078,327
Net unrealized gain (loss)	(15,509,898)	29,601,726
Change in net assets from operations	$2,623,721	$36,029,445
Distributions declared to shareholders
From net investment income	$(4,600,065)	$(950,103)
From net realized gain	(3,388,377)	—
Total distributions declared to shareholders	$(7,988,442)	$(950,103)
Change in net assets from fund share transactions	$104,511,719	$(564,370)
Total change in net assets	$99,146,998	$34,514,972
Net assets
At beginning of period	198,960,367	164,445,395
At end of period (including undistributed net investment income of $5,944,645 and $3,455,710, respectively)	$298,107,365	$198,960,367

See Notes to Financial Statements

21

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$11.85	$9.82	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.30	$0.25	$0.25
Net realized and unrealized gain (loss)	(0.12)	1.82	(0.32)
Total from investment operations	$0.18	$2.07	$(0.07)
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.04)	$(0.06)
From net realized gain	(0.14)	—	(0.05)
Total distributions declared to shareholders	$(0.32)	$(0.04)	$(0.11)
Net asset value, end of period (x)	$11.71	$11.85	$9.82
Total return (%) (r)(s)(t)(x)	1.47	21.15	(0.64	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.99	0.98	5.84	(a)
Expenses after expense reductions (f)	0.89	0.89	0.89	(a)
Net investment income (loss)	2.49	2.34	2.70	(a)
Portfolio turnover	69	63	64	(n)
Net assets at end of period (000 omitted)	$88,168	$535	$139

See Notes to Financial Statements

22

Financial Highlights – continued

Class B	Year ended
	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$11.75	$9.78	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.16	$0.15
Net realized and unrealized gain (loss)	(0.11)	1.81	(0.28)
Total from investment operations	$0.09	$1.97	$(0.13)
Less distributions declared to shareholders
From net investment income	$(0.06)	$—	$(0.04)
From net realized gain	(0.14)	—	(0.05)
Total distributions declared to shareholders	$(0.20)	$—	$(0.09)
Net asset value, end of period (x)	$11.64	$11.75	$9.78
Total return (%) (r)(s)(t)(x)	0.73	20.14	(1.27	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.74	1.73	7.12	(a)
Expenses after expense reductions (f)	1.64	1.64	1.63	(a)
Net investment income (loss)	1.63	1.51	1.64	(a)
Portfolio turnover	69	63	64	(n)
Net assets at end of period (000 omitted)	$97	$109	$54

Class C	Year ended
	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$11.75	$9.78	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.21	$0.16	$0.16
Net realized and unrealized gain (loss)	(0.11)	1.81	(0.29)
Total from investment operations	$0.10	$1.97	$(0.13)
Less distributions declared to shareholders
From net investment income	$(0.12)	$—	$(0.04)
From net realized gain	(0.14)	—	(0.05)
Total distributions declared to shareholders	$(0.26)	$—	$(0.09)
Net asset value, end of period (x)	$11.59	$11.75	$9.78
Total return (%) (r)(s)(t)(x)	0.74	20.14	(1.27	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.75	1.73	7.03	(a)
Expenses after expense reductions (f)	1.64	1.64	1.63	(a)
Net investment income (loss)	1.73	1.54	1.70	(a)
Portfolio turnover	69	63	64	(n)
Net assets at end of period (000 omitted)	$284	$133	$59

See Notes to Financial Statements

23

Financial Highlights – continued

Class I	Year ended
	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$11.88	$9.84	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.29	$0.33
Net realized and unrealized gain (loss)	(0.10)	1.80	(0.37)
Total from investment operations	$0.21	$2.09	$(0.04)
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.05)	$(0.07)
From net realized gain	(0.14)	—	(0.05)
Total distributions declared to shareholders	$(0.32)	$(0.05)	$(0.12)
Net asset value, end of period (x)	$11.77	$11.88	$9.84
Total return (%) (r)(s)(t)(x)	1.74	21.37	(0.37	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.73	4.94	(a)
Expenses after expense reductions (f)	0.64	0.64	0.64	(a)
Net investment income (loss)	2.50	2.70	3.65	(a)
Portfolio turnover	69	63	64	(n)
Net assets at end of period (000 omitted)	$1,760	$1,259	$640

Class R1	Year ended
	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$11.75	$9.78	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.19	$0.15	$0.15
Net realized and unrealized gain (loss)	(0.10)	1.82	(0.28)
Total from investment operations	$0.09	$1.97	$(0.13)
Less distributions declared to shareholders
From net investment income	$(0.07)	$—	$(0.04)
From net realized gain	(0.14)	—	(0.05)
Total distributions declared to shareholders	$(0.21)	$—	$(0.09)
Net asset value, end of period (x)	$11.63	$11.75	$9.78
Total return (%) (r)(s)(t)(x)	0.72	20.14	(1.27	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.73	1.72	7.19	(a)
Expenses after expense reductions (f)	1.64	1.64	1.63	(a)
Net investment income (loss)	1.54	1.41	1.60	(a)
Portfolio turnover	69	63	64	(n)
Net assets at end of period (000 omitted)	$60	$59	$49

See Notes to Financial Statements

24

Financial Highlights – continued

Class R2	Year ended
	8/31/18	8/31/17		8/31/16 (c)
Net asset value, beginning of period	$11.84	$9.81		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.29	$0.20		$0.19
Net realized and unrealized gain (loss)	(0.13)	1.83		(0.28)
Total from investment operations	$0.16	$2.03		$(0.09)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.00	)(w)	$(0.05)
From net realized gain	(0.14)	—		(0.05)
Total distributions declared to shareholders	$(0.27)	$(0.00	)(w)	$(0.10)
Net asset value, end of period (x)	$11.73	$11.84		$9.81
Total return (%) (r)(s)(t)(x)	1.27	20.74		(0.82	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.25	1.22		6.68	(a)
Expenses after expense reductions (f)	1.14	1.14		1.13	(a)
Net investment income (loss)	2.34	1.90		2.11	(a)
Portfolio turnover	69	63		64	(n)
Net assets at end of period (000 omitted)	$167	$60		$50

Class R3	Year ended
	8/31/18	8/31/17		8/31/16 (c)
Net asset value, beginning of period	$11.91	$9.84		$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.28	$0.23		$0.29
Net realized and unrealized gain (loss)	(0.09)	1.84		(0.34)
Total from investment operations	$0.19	$2.07		$(0.05)
Less distributions declared to shareholders
From net investment income	$(0.16)	$—		$(0.06)
From net realized gain	(0.14)	—		(0.05)
Total distributions declared to shareholders	$(0.30)	$—		$(0.11)
Net asset value, end of period (x)	$11.80	$11.91		$9.84
Total return (%) (r)(s)(t)(x)	1.50	21.04		(0.44	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	0.97		5.94	(a)
Expenses after expense reductions (f)	0.89	0.89		0.87	(a)
Net investment income (loss)	2.29	2.15		3.16	(a)
Portfolio turnover	69	63		64	(n)
Net assets at end of period (000 omitted)	$61	$60		$50

See Notes to Financial Statements

25

Financial Highlights – continued

Class R4	Year ended
	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$11.88	$9.84	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.31	$0.25	$0.24
Net realized and unrealized gain (loss)	(0.10)	1.84	(0.28)
Total from investment operations	$0.21	$2.09	$(0.04)
Less distributions declared to shareholders
From net investment income	$(0.18)	$(0.05)	$(0.07)
From net realized gain	(0.14)	—	(0.05)
Total distributions declared to shareholders	$(0.32)	$(0.05)	$(0.12)
Net asset value, end of period (x)	$11.77	$11.88	$9.84
Total return (%) (r)(s)(t)(x)	1.74	21.36	(0.37	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.73	0.72	6.18	(a)
Expenses after expense reductions (f)	0.64	0.64	0.63	(a)
Net investment income (loss)	2.54	2.41	2.60	(a)
Portfolio turnover	69	63	64	(n)
Net assets at end of period (000 omitted)	$62	$60	$50

Class R6	Year ended
	8/31/18	8/31/17	8/31/16 (c)
Net asset value, beginning of period	$11.88	$9.84	$10.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.32	$0.26	$0.24
Net realized and unrealized gain (loss)	(0.09)	1.84	(0.28)
Total from investment operations	$0.23	$2.10	$(0.04)
Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.06)	$(0.07)
From net realized gain	(0.14)	—	(0.05)
Total distributions declared to shareholders	$(0.33)	$(0.06)	$(0.12)
Net asset value, end of period (x)	$11.78	$11.88	$9.84
Total return (%) (r)(s)(t)(x)	1.86	21.41	(0.36	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.68	3.06	(a)
Expenses after expense reductions (f)	0.54	0.60	0.60	(a)
Net investment income (loss)	2.60	2.43	2.61	(a)
Portfolio turnover	69	63	64	(n)
Net assets at end of period (000 omitted)	$207,449	$196,685	$163,355

See Notes to Financial Statements

26

Financial Highlights – continued

(a)	Annualized.
(c)	For the period from the commencement of the fund’s investment operations, September 15, 2015, through the stated period end.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

27

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Blended Research International Equity Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to

28

Notes to Financial Statements – continued

setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending

29

Notes to Financial Statements – continued

on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share. Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
Japan	$49,734,405	$—	$—	$49,734,405
United Kingdom	35,935,929	—	—	35,935,929
China	28,023,564	—	—	28,023,564
France	26,718,957	—	—	26,718,957
Canada	21,102,055	—	—	21,102,055
Switzerland	19,428,152	—	—	19,428,152
South Korea	12,447,903	—	—	12,447,903
Germany	12,147,476	—	—	12,147,476
Australia	12,042,795	—	—	12,042,795
Other Countries	76,499,177	2,221,962	—	78,721,139
Mutual Funds	1,020,892	—	—	1,020,892
Total	$295,101,305	$2,221,962	$—	$297,323,267

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

30

Notes to Financial Statements – continued

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $2,169,987. The fair value of the fund’s investment securities on loan and a related liability of $20,430 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. Additionally, these loans were collateralized by U.S. Treasury Obligations of $2,267,899. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the

31

Notes to Financial Statements – continued

dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/18	Year ended 8/31/17
Ordinary income (including any short-term capital gains)	$7,573,262	$950,103
Long-term capital gains	415,180	—
Total distributions	$7,988,442	$950,103

32

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/18
Cost of investments	$286,103,739
Gross appreciation	25,599,068
Gross depreciation	(14,379,540)
Net unrealized appreciation (depreciation)	$11,219,528
Undistributed ordinary income	5,996,723
Undistributed long-term capital gain	9,469,109
Post-October capital loss deferral	(73,439)
Other temporary differences	(55,828)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain
	Year ended 8/31/18	Year ended 8/31/17	Year ended 8/31/18	Year ended 8/31/17
Class A	$1,277,016	$857	$963,500	$—
Class B	455	—	992	—
Class C	1,981	—	2,364	—
Class I	21,010	4,033	15,679	—
Class R1	363	—	695	—
Class R2	645	20	696	—
Class R3	788	—	696	—
Class R4	938	261	701	—
Class R6	3,296,869	944,932	2,403,054	—
Total	$4,600,065	$950,103	$3,388,377	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.50%
In excess of $1 billion and up to $2.5 billion	0.475%
In excess of $2.5 billion	0.45%

33

Notes to Financial Statements – continued

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2018, this management fee reduction amounted to $25,006, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.49% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
0.89%	1.64%	1.64%	0.64%	1.64%	1.14%	0.89%	0.64%	0.60%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2019. For the year ended August 31, 2018, this reduction amounted to $260,339, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,448 for the year ended August 31, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$185,130
Class B	0.75%	0.25%	1.00%	1.00%	998
Class C	0.75%	0.25%	1.00%	1.00%	2,341
Class R1	0.75%	0.25%	1.00%	1.00%	619
Class R2	0.25%	0.25%	0.50%	0.50%	580
Class R3	—	0.25%	0.25%	0.25%	158
Total Distribution and Service Fees					$189,826

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

34

Notes to Financial Statements – continued

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2018, this rebate amounted to $3 for Class A and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. There were no contingent deferred sales charges imposed during the year ended August 31, 2018.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2018, the fee was $1,534, which equated to 0.0006% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $75,261.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.0186% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2018, the fee paid by the fund under this agreement was $474 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

35

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On September 22, 2016, MFS redeemed 247,280 shares of Class R6 for an aggregate amount of $2,500,000. On March 16, 2017, MFS purchased 40,526 shares of Class I for an aggregate amount of $430,382. On August 15, 2017, MFS redeemed 5,088 shares of Class I for an aggregate amount of $59,220. On August 15, 2017, MFS redeemed 16,076 shares of Class R6 for an aggregate amount of $187,129. On September 20, 2017, MFS purchased 313 shares of Class I for an aggregate amount of $3,871. On March 19, 2018, MFS redeemed 68,399 shares of Class I for an aggregate amount of $842,670.

At August 31, 2018, MFS held approximately 61%, 100%, 100%, and 100% of the outstanding shares of Class B, Class R1, Class R3, and Class R4, respectively.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2018, the fund engaged in purchase transactions pursuant to this policy, which amounted to $192,752.

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to August 31, 2018, this reimbursement amounted to $18,501, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended August 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $287,171,721 and $183,615,813, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/18		Year ended 8/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	8,773,664	$107,427,453	32,427	$340,094
Class B	1,742	21,300	3,929	42,473
Class C	13,475	163,178	6,235	66,995
Class I	127,703	1,577,117	83,035	873,923
Class R2	9,083	110,819	—	—
Class R6	4,993,393	60,127,927	3,192,064	33,150,497
	13,919,060	$169,427,794	3,317,690	$34,473,982

36

Notes to Financial Statements – continued

	Year ended 8/31/18		Year ended 8/31/17
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	2,093	$24,995	87	$857
Class B	121	1,447	—	—
Class C	366	4,345	—	—
Class I	3,065	36,689	410	4,033
Class R1	89	1,058	—	—
Class R2	111	1,341	2	20
Class R3	124	1,484	—	—
Class R4	137	1,639	26	261
Class R6	475,786	5,699,923	96,030	944,932
	481,892	$5,772,921	96,555	$950,103

Shares reacquired
Class A	(1,293,378)	$(15,767,289)	(1,495)	$(15,688)
Class B	(2,808)	(33,914)	(95)	(1,002)
Class C	(648)	(7,733)	(1,037)	(9,924)
Class I	(87,251)	(1,069,597)	(42,493)	(474,667)
Class R6	(4,414,806)	(53,810,463)	(3,334,592)	(35,487,174)
	(5,798,891)	$(70,688,996)	(3,379,712)	$(35,988,455)

Net change
Class A	7,482,379	$91,685,159	31,019	$325,263
Class B	(945)	(11,167)	3,834	41,471
Class C	13,193	159,790	5,198	57,071
Class I	43,517	544,209	40,952	403,289
Class R1	89	1,058	—	—
Class R2	9,194	112,160	2	20
Class R3	124	1,484	—	—
Class R4	137	1,639	26	261
Class R6	1,054,373	12,017,387	(46,498)	(1,391,745)
	8,602,061	$104,511,719	34,533	$(564,370)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Lifetime 2040 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2055 Fund were the owners of record of approximately 16%, 14%, 8%, 8%, 7%, 5%, 4%, 4%, and 3%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2060 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

37

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended August 31, 2018, the fund’s commitment fee and interest expense were $1,537 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		1,552,926	164,371,980	(164,924,444)	1,000,462

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(1,745)	$(15)	$—	$63,022	$1,000,462

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Blended Research International Equity Fund and the Board of Trustees of MFS Series Trust IV

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Blended Research International Equity Fund (the “Fund”) (one of the funds constituting the MFS Series Trust IV (the “Trust”)), including the portfolio of investments, as of August 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from September 15, 2015 (commencement of operations) through August 31, 2016 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the MFS Series Trust IV) at August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from September 15, 2015 (commencement of operations) through August 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and others. Our audits also included evaluating the

39

Report of Independent Registered Public Accounting Firm – continued

accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 16, 2018

40

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of

45

Trustees and Officers – continued

the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Jim Fallon
Matt Krummell
Jonathan Sage
Jed Stocks

46

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for the one-year period ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

47

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over the one-year period ended December 31, 2017. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this one-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The Fund commenced operations on September 15, 2015, and has a limited operating history and performance record; therefore no performance data for the three- or five-year periods was available. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment

48

Board Review of Investment Advisory Agreement – continued

companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS

49

Board Review of Investment Advisory Agreement – continued

performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

50

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

51

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $1,836,000 as capital gain dividends paid during the fiscal year.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

Income derived from foreign sources was $9,596,229. The fund intends to pass through foreign tax credits of $939,266 for the fiscal year.

52

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

53

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

54

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

August 31, 2018

MFS® Global New Discovery Fund

GND-ANN

MFS® Global New Discovery Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

The strengthening U.S. dollar, international trade friction and geopolitical uncertainty have contributed to a measurable uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, global markets have become less synchronized, with equity markets in the United States outperforming most international markets. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe, China and some emerging markets.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could dampen business sentiment, leading to slower global growth.

As a global investment manager with nearly a century of expertise, MFS® firmly believes that active risk management offers downside mitigation and may help improve investment outcomes, and we built our active investment platform with that in mind. Our long-term perspective influences nearly every aspect of our business, but most importantly, it aligns our investment decisions with clients’ investing time horizons.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
OBIC Co. Ltd.	1.4%
ICON PLC	1.3%
Bright Horizons Family Solutions, Inc.	1.1%
Symrise AG	1.1%
LogMeIn, Inc.	1.1%
NICE Systems Ltd., ADR	1.1%
Amadeus IT Group S.A.	1.1%
LISI Group	1.1%
Global Payments, Inc.	1.0%
Quidel Corp.	1.0%

Equity sectors
Industrial Goods & Services	15.1%
Special Products & Services	13.4%
Technology	13.3%
Financial Services	12.2%
Basic Materials	10.5%
Autos & Housing	9.0%
Health Care	8.9%
Retailing	4.9%
Leisure	3.6%
Transportation	3.2%
Consumer Staples	2.8%
Energy	0.8%
Utilities & Communications	0.2%

Issuer country weightings (x)
United States	48.8%
Japan	13.5%
United Kingdom	9.7%
Germany	4.6%
France	2.2%
Netherlands	2.0%
Norway	1.8%
Canada	1.8%
Ireland	1.5%
Other Countries	14.1%

2

Portfolio Composition – continued

Currency exposure weightings (y)
United States Dollar	51.7%
Japanese Yen	13.5%
Euro	11.2%
British Pound Sterling	9.7%
Norwegian Krone	1.8%
Mexican Peso	1.5%
Swiss Franc	1.4%
Indian Rupee	1.4%
Brazilian Real	1.4%
Other Currencies	6.4%

(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.
(y)

Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets. For purposes of this presentation, United States Dollar includes Cash & Cash Equivalents and Other.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of August 31, 2018.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2018, Class A shares of the MFS Global New Discovery Fund (“fund”) provided a total return of 19.70%, at net asset value. This compares with a return of 12.35% for the fund’s benchmark, the MSCI All Country World Small Mid Cap Index (net div).

Market Environment

Despite headwinds from increasing global trade tensions, several US equity indices advanced to set new record highs late in the period after rebounding from a mid-period market correction. Very strong earnings per share and revenue growth, helped in part by the 2017 US tax reform package, has underpinned the advance, as has solid US economic growth. Strong fundamentals have brought US equity valuations down more in line with long-term average valuations from elevated levels early in the period. While the US economy has maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

During the period, the US Federal Reserve raised interest rates by 75 basis points, bringing the total number of hikes to seven since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, eurozone and Japan remained above trend, although inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by a chaotic process which resulted in the formation of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the US during the period but remained low by historical standards, while yields in many developed markets fell. Credit spreads remained relatively tight but widened modestly, late in the period, as market volatility increased. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar combined with trade uncertainty helped expose structural weaknesses in several emerging markets late in the period.

Contributors to Performance

Stock selection in the special products & services sector contributed to performance relative to the MSCI All Country World Small Mid Cap Index. Here, the fund’s overweight holdings of software development company Zendesk and international school operator China Maple Leaf Educational Systems (h) (Hong Kong) aided relative performance. Shares of Zendesk rose on earnings that beat consensus estimates, driven by increased revenues. In addition, the stock benefited from raised sales guidance for the remainder of 2018.

4

Management Review – continued

Although security selection was a positive factor in the industrial goods & services sector, there were no individual stocks within this sector that were among the fund’s top relative contributors for the reporting period.

Stock selection within the technology sector further supported relative results. Here, the fund’s overweight positions in system services provider OBIC (Japan), enterprise cloud communications and collaboration services provider RingCentral and financial services software designer SS&C Technologies Holdings bolstered relative performance. Shares of OBIC outperformed the benchmark after management’s efforts to even out the seasonality of sales volumes, and strong performance from its systems integration group, fueled better-than-expected sales and earnings results. The fund’s holding of data recording products provider NICE Systems (b) (Israel) also helped relative performance.

In other sectors, the fund’s positions in retail financial services company AEON Thana Sinsap Public (b) (Thailand) and parcel delivery services company Yamato Holdings (b) (Japan) contributed to relative results. Shares of AEON Thana Sinsap Public benefited from solid earnings, driven by higher-than-expected loan growth and strong margin results. Overweighting shares of online vehicle auctioneer Copart and medical device manufacturing company DexCom (h) also benefited relative performance during the reporting period. Shares of Copart appreciated as the company delivered better-than-expected earnings results, driven by strong sales in the US, higher-than-average selling prices and increased auction bidding activity.

Detractors from Performance

Security selection in the health care sector detracted from relative performance during the reporting period. Within this sector, the fund’s overweight positions in pharmaceutical products manufacturer Selcuk Ecza Deposu (Turkey), medical electronic equipment manufacturer Fukuda Denshi (Japan) and over-the-counter pharmaceutical and personal care products manufacturer Genomma Lab Internacional (h) (Mexico) held back relative performance.

Elsewhere, the fund’s overweight positions in remote access and support solutions provider LogMeIn, suspended ceilings systems distributor GMS, engineered materials manufacturer Berry Global Group, specialty chemical producer Borregaard (Norway), global investment management firm Invesco, writing instrument manufacturer Mitsubishi Pencil (Japan) and travel retail company Dufry (Switzerland) weakened relative performance.

Respectfully,

Portfolio Manager(s)

Peter Fruzzetti and Michael Grossman

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective October 1, 2017, Paul Gordon was no longer a Portfolio Manager of the Fund.

5

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

6

PERFORMANCE SUMMARY THROUGH 8/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

7

Performance Summary – continued

Total Returns through 8/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	12/16/11	19.70%	10.13%	13.98%
B	12/16/11	18.83%	9.29%	13.13%
C	12/16/11	18.83%	9.29%	13.13%
I	12/16/11	20.01%	10.40%	14.28%
R1	12/16/11	18.77%	9.28%	13.13%
R2	12/16/11	19.47%	9.85%	13.70%
R3	12/16/11	19.72%	10.13%	13.98%
R4	12/16/11	20.05%	10.38%	14.26%
R6	1/02/13	20.09%	10.50%	12.11%
Comparative benchmark(s)
MSCI All Country World Small Mid Cap Index (net div) (f)		12.35%	10.03%	12.42%
Average annual with sales charge
A With Initial Sales Charge (5.75%)		12.82%	8.83%	12.98%
B With CDSC (Declining over six years from 4% to 0%) (v)		14.83%	9.01%	13.13%
C With CDSC (1% for 12 months) (v)		17.83%	9.29%	13.13%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

MSCI All Country World Small Mid Cap Index (net div) – a free float weighted index that is designed to measure equity market performance of small and mid cap companies across global developed and emerging market countries.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

8

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

9

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2018 through August 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/18	Ending Account Value 8/31/18	Expenses Paid During Period (p) 3/01/18-8/31/18
A	Actual	1.50%	$1,000.00	$1,072.08	$7.83
	Hypothetical (h)	1.50%	$1,000.00	$1,017.64	$7.63
B	Actual	2.25%	$1,000.00	$1,068.18	$11.73
	Hypothetical (h)	2.25%	$1,000.00	$1,013.86	$11.42
C	Actual	2.25%	$1,000.00	$1,068.18	$11.73
	Hypothetical (h)	2.25%	$1,000.00	$1,013.86	$11.42
I	Actual	1.25%	$1,000.00	$1,073.78	$6.53
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
R1	Actual	2.25%	$1,000.00	$1,067.65	$11.73
	Hypothetical (h)	2.25%	$1,000.00	$1,013.86	$11.42
R2	Actual	1.75%	$1,000.00	$1,071.14	$9.14
	Hypothetical (h)	1.75%	$1,000.00	$1,016.38	$8.89
R3	Actual	1.50%	$1,000.00	$1,072.11	$7.83
	Hypothetical (h)	1.50%	$1,000.00	$1,017.64	$7.63
R4	Actual	1.25%	$1,000.00	$1,073.71	$6.53
	Hypothetical (h)	1.25%	$1,000.00	$1,018.90	$6.36
R6	Actual	1.16%	$1,000.00	$1,073.63	$6.06
	Hypothetical (h)	1.16%	$1,000.00	$1,019.36	$5.90

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class B shares, this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

11

PORTFOLIO OF INVESTMENTS

8/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.7%
Issuer	Shares/Par	Value ($)
Aerospace - 5.6%
CACI International, Inc., “A” (a)	2,621	$511,095
Curtiss-Wright Corp.	1,945	260,533
FLIR Systems, Inc.	8,355	524,193
Harris Corp.	3,166	514,507
LISI Group	13,819	567,830
MTU Aero Engines Holding AG	1,665	365,077
Singapore Technologies Engineering Ltd.	118,300	287,874

		$3,031,109
Apparel Manufacturers - 0.7%
Burberry Group PLC	5,701	$165,264
Hanesbrands, Inc.	11,136	195,326

		$360,590
Automotive - 6.3%
Copart, Inc. (a)	8,265	$531,522
Hella KGaA Hueck & Co.	5,322	321,231
KAR Auction Services, Inc.	7,790	488,355
Koito Manufacturing Co. Ltd.	7,800	482,279
LKQ Corp. (a)	11,753	405,714
Stanley Electric Co. Ltd.	11,300	391,040
Thai Stanley Electric PLC	13,800	110,889
USS Co. Ltd.	15,300	288,484
WABCO Holdings, Inc. (a)	2,945	362,471

		$3,381,985
Brokerage & Asset Managers - 2.1%
Brewin Dolphin Holdings PLC	41,853	$196,748
Invesco Ltd.	9,377	225,986
NASDAQ, Inc.	5,397	515,090
Rathbone Brothers PLC	5,587	190,787

		$1,128,611
Business Services - 10.1%
Ahlsell AB	27,040	$155,378
Asiakastieto Group Oyj	10,078	362,639
Auto Trader Group PLC	46,191	268,940
Bunzl PLC	16,806	522,480
Cerved Information Solutions S.p.A.	25,187	262,538
CoStar Group, Inc. (a)	583	257,779

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Diploma PLC	7,977	$150,576
EVO Payments, Inc., “A” (a)	14,284	335,960
Fiserv, Inc. (a)	4,344	347,824
FleetCor Technologies, Inc. (a)	1,794	383,450
Global Payments, Inc.	4,499	560,485
Plastic Omnium SA	4,273	169,231
Total System Services, Inc.	4,849	471,032
WNS (Holdings) Ltd., ADR (a)	6,169	319,739
Worldpay, Inc. (a)	3,802	370,277
Zendesk, Inc. (a)	7,620	524,942

		$5,463,270
Computer Software - 3.7%
8x8, Inc. (a)	11,253	$255,443
Cadence Design Systems, Inc. (a)	7,866	370,016
OBIC Business Consultants Co. Ltd.	2,600	213,176
OBIC Co. Ltd.	8,200	770,480
RingCentral, Inc. (a)	3,986	371,296

		$1,980,411
Computer Software - Systems - 4.3%
Amadeus IT Group S.A.	6,122	$567,920
Box, Inc. (a)	10,761	264,290
Endava PLC, ADR (a)	9,738	255,330
Linx S.A.	42,000	177,359
NICE Systems Ltd., ADR (a)	4,925	569,281
SS&C Technologies Holdings, Inc.	8,403	498,634

		$2,332,814
Conglomerates - 0.3%
DCC PLC	1,738	$156,712

Construction - 2.2%
GMS, Inc. (a)	12,464	$309,730
Somfy SA	1,635	151,826
Summit Materials, Inc., “A” (a)	19,083	405,895
Techtronic Industries Co. Ltd.	30,500	186,527
Volution Group PLC	48,122	120,097

		$1,174,075
Consumer Products - 0.7%
Dabur India Ltd.	28,304	$191,051
Mitsubishi Pencil Co. Ltd.	10,700	193,661

		$384,712

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Services - 2.5%
Asante, Inc.	17,300	$365,276
Bright Horizons Family Solutions, Inc. (a)	5,104	609,571
Heian Ceremony Service Co.	27,300	220,886
On the Beach Group PLC	18,418	125,598

		$1,321,331
Containers - 2.9%
Berry Global Group, Inc. (a)	11,604	$553,859
Fuji Seal International, Inc.	15,200	536,262
Gerresheimer AG	2,922	244,203
Mayr-Melnhof Karton AG	1,583	203,591

		$1,537,915
Electrical Equipment - 5.9%
AMETEK, Inc.	4,290	$330,158
HD Supply Holdings, Inc. (a)	11,848	540,150
Hubbell, Inc.	3,949	498,996
IMI PLC	16,572	259,536
Littlefuse, Inc.	1,901	424,988
Sensata Technologies Holding PLC (a)	8,894	470,937
TE Connectivity Ltd.	5,210	477,653
Voltronic Power Technology Corp.	10,000	172,229

		$3,174,647
Electronics - 2.6%
Amano Corp.	8,000	$167,258
Analog Devices, Inc.	2,580	255,033
Inphi Corp. (a)	8,254	305,976
IPG Photonics Corp. (a)	1,299	227,948
Kardex AG	1,444	258,631
Strix Group PLC	76,245	164,483

		$1,379,329
Entertainment - 0.9%
Live Nation, Inc. (a)	9,360	$465,005

Food & Beverages - 2.1%
Bakkafrost P/f	7,120	$406,510
Cranswick PLC	6,786	284,166
M. Dias Branco S.A. Industria e Comercio de Alimentos	11,700	121,536
S Foods, Inc.	7,800	305,724

		$1,117,936

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Forest & Paper Products - 0.8%
Suzano Papel e Celulose	36,900	$428,602

Furniture & Appliances - 0.5%
SEB S.A.	1,573	$293,233

Gaming & Lodging - 1.5%
Dalata Hotel Group PLC (a)	51,633	$427,921
Paddy Power Betfair PLC	2,743	249,465
Shangri-La Asia Ltd.	80,000	123,332

		$800,718
General Merchandise - 1.0%
B&M European Value Retail S.A.	34,471	$184,346
Dollarama, Inc.	9,499	359,215

		$543,561
Insurance - 0.5%
Sony Financial Holdings, Inc.	12,400	$247,196

Internet - 2.2%
LogMeIn, Inc.	6,735	$578,873
Rightmove PLC	82,330	525,198
Rocket Internet AG (a)	3,062	105,845

		$1,209,916
Leisure & Toys - 0.3%
Thule Group AB	7,555	$178,938

Machinery & Tools - 3.5%
Daikin Industries Ltd.	2,200	$280,569
Lincoln Electric Holdings, Inc.	2,844	267,791
Nabtesco Corp.	5,500	143,403
Nissei ASB Machine Co. Ltd.	9,700	436,068
Ritchie Bros. Auctioneers, Inc.	8,965	341,656
Shima Seiki MFG Ltd.	4,000	186,842
Spirax Sarco Engineering PLC	2,751	254,294

		$1,910,623
Medical & Health Technology & Services - 3.1%
Charles River Laboratories International, Inc. (a)	2,615	$322,979
ICON PLC (a)	4,520	673,570
Selcuk Ecza Deposu Ticaret ve Sanayi A.S.	386,968	183,283
Syneos Health, Inc. (a)	9,613	479,208

		$1,659,040

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Medical Equipment - 5.8%
Fukuda Denshi Co. Ltd.	6,400	$437,188
Masimo Corp. (a)	2,965	349,544
Nakanishi, Inc.	5,000	100,531
PerkinElmer, Inc.	5,245	484,795
QIAGEN N.V. (a)	8,950	348,781
Quidel Corp. (a)	7,240	556,611
Sonova Holding AG	589	111,754
Steris PLC	4,706	538,461
Techno Medica Co. Ltd.	10,500	194,672

		$3,122,337
Natural Gas - Pipeline - 0.2%
EQT Midstream Partners LP	2,215	$126,609

Network & Telecom - 0.5%
Interxion Holding N.V. (a)	4,211	$277,631

Oil Services - 0.8%
Aker Solutions ASA (a)	34,057	$232,458
Liberty Oilfield Services, Inc. (l)	9,069	178,115

		$410,573
Other Banks & Diversified Financials - 3.4%
AEON Thana Sinsap Public Co. Ltd.	64,900	$356,920
Bank OZK	6,320	255,707
First Republic Bank	2,232	226,749
Shriram City Union Finance Ltd.	8,219	232,260
Wintrust Financial Corp.	4,925	436,109
Zions Bancorporation	6,008	320,167

		$1,827,912
Railroad & Shipping - 1.4%
DFDS A/S	4,197	$221,411
DPWorld Ltd.	11,293	241,670
GMexico Transportes S.A.B. de C.V	122,300	198,251
StealthGas, Inc. (a)	23,034	82,001

		$743,333
Real Estate - 6.2%
Atrium European Real Estate Ltd.	46,935	$209,202
Big Yellow Group PLC, REIT	19,920	243,274
Concentradora Fibra Danhos S.A. de C.V., REIT	113,062	187,004
Fibra Uno Administracion S.A.	103,185	135,346
Hibernia PLC, REIT	77,343	134,664

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Real Estate - continued
LEG Immobilien AG	2,031	$247,889
Medical Properties Trust, Inc., REIT	16,009	240,935
Mid-America Apartment Communities, Inc., REIT	2,077	215,094
National Storage, REIT	213,231	259,830
PLA Administradora Industrial, S. de R.L. de C.V., REIT	81,563	122,610
Prologis Property Mexico S.A. de C.V., REIT	70,965	139,811
STAG Industrial, Inc., REIT	15,086	435,533
Store Capital Corp., REIT	15,457	445,316
Unite Group PLC, REIT	28,839	331,448

		$3,347,956
Restaurants - 0.9%
Performance Food Group Co. (a)	15,352	$508,151

Special Products & Services - 0.5%
Boyd Group Income Fund, IEU	2,607	$259,901

Specialty Chemicals - 6.7%
Axalta Coating Systems Ltd. (a)	15,782	$481,351
Borregaard ASA	30,312	288,078
Croda International PLC	7,046	465,874
Ferro Corp. (a)	19,467	427,301
IMCD Group NV	2,525	188,750
RPM International, Inc.	4,991	336,892
Symrise AG	6,519	608,835
Taisei Lamick Co. Ltd.	12,300	353,690
Univar, Inc. (a)	15,455	429,958

		$3,580,729
Specialty Stores - 3.2%
Dufry AG	3,068	$379,524
Just Eat PLC (a)	37,372	371,425
Takeaway.Com Holding B.V. (a)	4,684	370,256
Tractor Supply Co.	4,939	436,015
XXL ASA	10,926	60,779
Zalando SE (a)	2,312	121,623

		$1,739,622
Trucking - 1.8%
SG Holdings Co. Ltd.	18,900	$447,197
Yamato Holdings Co. Ltd.	17,700	526,333

		$973,530
Total Common Stocks (Identified Cost, $40,855,122)		$52,580,563

17

Portfolio of Investments – continued

Preferred Stocks - 0.2%
Issuer				Shares/Par	Value ($)
Specialty Chemicals - 0.2%
Fuchs Petrolub SE (Identified Cost, $67,854)				2,040	$119,462

	Strike Price		First Exercise
Rights - 0.0%
Real Estate - 0.0%
National Storage, REIT (37 shares for 5 rights) (a) (Identified Cost, $0)	AUD	1.66	8/24/18	28,815	$725

Investment Companies (h) - 1.8%
Money Market Funds - 1.8%
MFS Institutional Money Market Portfolio, 2.03% (v) (Identified Cost, $980,515)				980,690	$980,690

Collateral for Securities Loaned - 0.1%
State Street Navigator Securities Lending Government Money Market Portfolio, 1.93% (j) (Identified Cost, $33,700)				33,700	$33,700

Other Assets, Less Liabilities - 0.2%					120,363
Net Assets - 100.0%					$53,835,503

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $980,690 and $52,734,450, respectively.

(j)	The rate quoted is the annualized seven-day yield of the fund at period end.
(l)	A portion of this security is on loan.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
IEU	International Equity Unit
PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $33,093 of securities on loan (identified cost, $40,956,676)	$52,734,450
Investments in affiliated issuers, at value (identified cost, $980,515)	980,690
Foreign currency, at value (identified cost, $3,901)	3,898
Receivables for
Investments sold	22,019
Fund shares sold	195,214
Interest and dividends	52,455
Receivable from investment adviser	21,557
Other assets	99
Total assets	$54,010,382
Liabilities
Payables for
Investments purchased	$4,622
Fund shares reacquired	6,989
Collateral for securities loaned, at value	33,700
Payable to affiliates
Shareholder servicing costs	22,058
Distribution and service fees	506
Payable for independent Trustees’ compensation	7
Deferred country tax expense payable	25,587
Accrued expenses and other liabilities	81,410
Total liabilities	$174,879
Net assets	$53,835,503
Net assets consist of
Paid-in capital	$39,057,879
Unrealized appreciation (depreciation) (net of $25,587 deferred country tax)	11,752,045
Accumulated net realized gain (loss)	2,958,498
Undistributed net investment income	67,081
Net assets	$53,835,503
Shares of beneficial interest outstanding	2,527,440

19

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$11,580,703	544,450	$21.27
Class B	2,488,490	123,107	20.21
Class C	4,469,647	221,133	20.21
Class I	28,462,573	1,321,458	21.54
Class R1	73,254	3,625	20.20
Class R2	210,992	10,083	20.93
Class R3	143,818	6,764	21.26
Class R4	74,464	3,454	21.56
Class R6	6,331,562	293,366	21.58

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $22.57 [100 / 94.25 x $21.27]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

20

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$652,586
Dividends from affiliated issuers	23,031
Income on securities loaned	2,366
Other	25
Foreign taxes withheld	(41,904)
Total investment income	$636,104
Expenses
Management fee	$461,323
Distribution and service fees	95,626
Shareholder servicing costs	50,384
Administrative services fee	17,500
Independent Trustees’ compensation	1,152
Custodian fee	33,922
Shareholder communications	19,811
Audit and tax fees	61,452
Legal fees	908
Registration fees	125,264
Miscellaneous	21,247
Total expenses	$888,589
Reduction of expenses by investment adviser and distributor	(206,966)
Net expenses	$681,623
Net investment income (loss)	$(45,519)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$3,918,219
Affiliated issuers	103
Foreign currency	2,283
Net realized gain (loss)	$3,920,605
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $23,279 increase in deferred country tax)	$4,202,754
Affiliated issuers	169
Translation of assets and liabilities in foreign currencies	(425)
Net unrealized gain (loss)	$4,202,498
Net realized and unrealized gain (loss)	$8,123,103
Change in net assets from operations	$8,077,584

See Notes to Financial Statements

21

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/18	8/31/17
Change in net assets
From operations
Net investment income (loss)	$(45,519)	$(40,106)
Net realized gain (loss)	3,920,605	1,327,977
Net unrealized gain (loss)	4,202,498	3,201,211
Change in net assets from operations	$8,077,584	$4,489,082
Distributions declared to shareholders
From net investment income	$—	$(59,859)
From net realized gain	(1,220,716)	—
Total distributions declared to shareholders	$(1,220,716)	$(59,859)
Change in net assets from fund share transactions	$10,058,478	$6,930,132
Total change in net assets	$16,915,346	$11,359,355
Net assets
At beginning of period	36,920,157	25,560,802
At end of period (including undistributed net investment income of $67,081 and accumulated distributions in excess of net investment income of $11,568, respectively)	$53,835,503	$36,920,157

See Notes to Financial Statements

22

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$18.31	$15.69	$14.85	$15.58	$14.64
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.03)	$(0.02)	$0.01	$(0.02)	$(0.05)
Net realized and unrealized gain (loss)	3.57	2.66	0.84	(0.06)	1.48
Total from investment operations	$3.54	$2.64	$0.85	$(0.08)	$1.43
Less distributions declared to shareholders
From net investment income	$—	$(0.02)	$(0.01)	$—	$—
From net realized gain	(0.58)	—	—	(0.65)	(0.49)
Total distributions declared to shareholders	$(0.58)	$(0.02)	$(0.01)	$(0.65)	$(0.49)
Net asset value, end of period (x)	$21.27	$18.31	$15.69	$14.85	$15.58
Total return (%) (r)(s)(t)(x)	19.70	16.85	5.75	(0.30)	9.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	2.33	2.35	2.34	2.27
Expenses after expense reductions (f)	1.50	1.50	1.50	1.50	1.50
Net investment income (loss)	(0.17)	(0.15)	0.07	(0.17)	(0.33)
Portfolio turnover	36	37	37	35	53
Net assets at end of period (000 omitted)	$11,581	$7,893	$11,699	$14,144	$16,309

See Notes to Financial Statements

23

Financial Highlights – continued

Class B	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$17.55	$15.13	$14.42	$15.26	$14.46
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.17)	$(0.13)	$(0.09)	$(0.13)	$(0.16)
Net realized and unrealized gain (loss)	3.41	2.55	0.80	(0.06)	1.45
Total from investment operations	$3.24	$2.42	$0.71	$(0.19)	$1.29
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(0.58)	—	—	(0.65)	(0.49)
Total distributions declared to shareholders	$(0.58)	$—	$—	$(0.65)	$(0.49)
Net asset value, end of period (x)	$20.21	$17.55	$15.13	$14.42	$15.26
Total return (%) (r)(s)(t)(x)	18.83	15.99	4.92	(1.05)	8.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.69	3.07	3.09	3.08	3.02
Expenses after expense reductions (f)	2.25	2.25	2.25	2.25	2.25
Net investment income (loss)	(0.90)	(0.83)	(0.62)	(0.90)	(1.06)
Portfolio turnover	36	37	37	35	53
Net assets at end of period (000 omitted)	$2,488	$1,513	$1,188	$769	$522

Class C	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$17.55	$15.13	$14.42	$15.26	$14.46
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.18)	$(0.13)	$(0.09)	$(0.13)	$(0.16)
Net realized and unrealized gain (loss)	3.42	2.55	0.80	(0.06)	1.45
Total from investment operations	$3.24	$2.42	$0.71	$(0.19)	$1.29
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(0.58)	—	—	(0.65)	(0.49)
Total distributions declared to shareholders	$(0.58)	$—	$—	$(0.65)	$(0.49)
Net asset value, end of period (x)	$20.21	$17.55	$15.13	$14.42	$15.26
Total return (%) (r)(s)(t)(x)	18.83	15.99	4.92	(1.05)	8.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.69	3.08	3.09	3.08	3.02
Expenses after expense reductions (f)	2.25	2.25	2.24	2.24	2.24
Net investment income (loss)	(0.93)	(0.84)	(0.64)	(0.91)	(1.05)
Portfolio turnover	36	37	37	35	53
Net assets at end of period (000 omitted)	$4,470	$4,944	$5,017	$4,737	$4,681

See Notes to Financial Statements

24

Financial Highlights – continued

Class I	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$18.49	$15.86	$15.00	$15.69	$14.71
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.04	$0.07	$0.01	$(0.01)
Net realized and unrealized gain (loss)	3.61	2.67	0.82	(0.05)	1.48
Total from investment operations	$3.63	$2.71	$0.89	$(0.04)	$1.47
Less distributions declared to shareholders
From net investment income	$—	$(0.08)	$(0.03)	$—	$—
From net realized gain	(0.58)	—	—	(0.65)	(0.49)
Total distributions declared to shareholders	$(0.58)	$(0.08)	$(0.03)	$(0.65)	$(0.49)
Net asset value, end of period (x)	$21.54	$18.49	$15.86	$15.00	$15.69
Total return (%) (r)(s)(t)(x)	20.01	17.20	5.98	(0.03)	10.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	2.06	2.06	2.08	2.02
Expenses after expense reductions (f)	1.25	1.25	1.25	1.25	1.25
Net investment income (loss)	0.11	0.21	0.44	0.08	(0.09)
Portfolio turnover	36	37	37	35	53
Net assets at end of period (000 omitted)	$28,463	$17,606	$5,052	$4,596	$4,808

Class R1	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$17.55	$15.13	$14.42	$15.26	$14.46
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.18)	$(0.14)	$(0.10)	$(0.13)	$(0.16)
Net realized and unrealized gain (loss)	3.41	2.56	0.81	(0.06)	1.45
Total from investment operations	$3.23	$2.42	$0.71	$(0.19)	$1.29
Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—	$—
From net realized gain	(0.58)	—	—	(0.65)	(0.49)
Total distributions declared to shareholders	$(0.58)	$—	$—	$(0.65)	$(0.49)
Net asset value, end of period (x)	$20.20	$17.55	$15.13	$14.42	$15.26
Total return (%) (r)(s)(t)(x)	18.77	15.99	4.92	(1.05)	8.98
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.69	3.08	3.12	3.08	3.02
Expenses after expense reductions (f)	2.25	2.25	2.25	2.25	2.25
Net investment income (loss)	(0.92)	(0.86)	(0.70)	(0.92)	(1.07)
Portfolio turnover	36	37	37	35	53
Net assets at end of period (000 omitted)	$73	$62	$66	$287	$290

See Notes to Financial Statements

25

Financial Highlights – continued

Class R2	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$18.06	$15.50	$14.71	$15.47	$14.58
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.07)	$(0.05)	$(0.03)	$(0.06)	$(0.09)
Net realized and unrealized gain (loss)	3.52	2.62	0.82	(0.05)	1.47
Total from investment operations	$3.45	$2.57	$0.79	$(0.11)	$1.38
Less distributions declared to shareholders
From net investment income	$—	$(0.01)	$—	$—	$—
From net realized gain	(0.58)	—	—	(0.65)	(0.49)
Total distributions declared to shareholders	$(0.58)	$(0.01)	$—	$(0.65)	$(0.49)
Net asset value, end of period (x)	$20.93	$18.06	$15.50	$14.71	$15.47
Total return (%) (r)(s)(t)(x)	19.47	16.58	5.37	(0.50)	9.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	2.18	2.57	2.59	2.58	2.52
Expenses after expense reductions (f)	1.75	1.75	1.75	1.75	1.75
Net investment income (loss)	(0.33)	(0.32)	(0.17)	(0.42)	(0.57)
Portfolio turnover	36	37	37	35	53
Net assets at end of period (000 omitted)	$211	$115	$89	$188	$184

Class R3	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$18.30	$15.70	$14.85	$15.58	$14.64
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.02)	$0.01	$(0.02)	$(0.05)
Net realized and unrealized gain (loss)	3.58	2.66	0.84	(0.06)	1.48
Total from investment operations	$3.54	$2.64	$0.85	$(0.08)	$1.43
Less distributions declared to shareholders
From net investment income	$—	$(0.04)	$—	$—	$—
From net realized gain	(0.58)	—	—	(0.65)	(0.49)
Total distributions declared to shareholders	$(0.58)	$(0.04)	$—	$(0.65)	$(0.49)
Net asset value, end of period (x)	$21.26	$18.30	$15.70	$14.85	$15.58
Total return (%) (r)(s)(t)(x)	19.72	16.87	5.72	(0.30)	9.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.94	2.32	2.34	2.33	2.27
Expenses after expense reductions (f)	1.50	1.50	1.50	1.50	1.50
Net investment income (loss)	(0.18)	(0.13)	0.07	(0.17)	(0.34)
Portfolio turnover	36	37	37	35	53
Net assets at end of period (000 omitted)	$144	$116	$80	$181	$175

See Notes to Financial Statements

26

Financial Highlights – continued

Class R4	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$18.50	$15.87	$15.00	$15.69	$14.71
Income (loss) from investment operations
Net investment income (loss) (d)	$0.02	$0.03	$0.05	$0.01	$(0.01)
Net realized and unrealized gain (loss)	3.62	2.67	0.83	(0.05)	1.48
Total from investment operations	$3.64	$2.70	$0.88	$(0.04)	$1.47
Less distributions declared to shareholders
From net investment income	$—	$(0.07)	$(0.01)	$—	$—
From net realized gain	(0.58)	—	—	(0.65)	(0.49)
Total distributions declared to shareholders	$(0.58)	$(0.07)	$(0.01)	$(0.65)	$(0.49)
Net asset value, end of period (x)	$21.56	$18.50	$15.87	$15.00	$15.69
Total return (%) (r)(s)(t)(x)	20.05	17.11	5.91	(0.03)	10.07
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.69	2.08	2.09	2.09	2.02
Expenses after expense reductions (f)	1.25	1.25	1.25	1.25	1.25
Net investment income (loss)	0.08	0.18	0.30	0.08	(0.08)
Portfolio turnover	36	37	37	35	53
Net assets at end of period (000 omitted)	$74	$62	$53	$164	$164

Class R6	Year ended
	8/31/18	8/31/17	8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$18.51	$15.87	$15.03	$15.70	$14.71
Income (loss) from investment operations
Net investment income (loss) (d)	$0.04	$0.03	$0.07	$0.03	$0.00 (w)
Net realized and unrealized gain (loss)	3.61	2.70	0.84	(0.05)	1.48
Total from investment operations	$3.65	$2.73	$0.91	$(0.02)	$1.48
Less distributions declared to shareholders
From net investment income	$—	$(0.09)	$(0.07)	$—	$—
From net realized gain	(0.58)	—	—	(0.65)	(0.49)
Total distributions declared to shareholders	$(0.58)	$(0.09)	$(0.07)	$(0.65)	$(0.49)
Net asset value, end of period (x)	$21.58	$18.51	$15.87	$15.03	$15.70
Total return (%) (r)(s)(t)(x)	20.09	17.31	6.06	0.10	10.14
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.97	1.98	1.98	1.92
Expenses after expense reductions (f)	1.16	1.15	1.13	1.15	1.14
Net investment income (loss)	0.18	0.21	0.44	0.19	0.03
Portfolio turnover	36	37	37	35	53
Net assets at end of period (000 omitted)	$6,332	$4,609	$2,317	$128	$128

See Notes to Financial Statements

27

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Global New Discovery Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

29

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

30

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$25,173,952	$—	$—	$25,173,952
Japan	7,288,215	—	—	7,288,215
United Kingdom	5,236,577	—	—	5,236,577
Germany	2,482,947	—	—	2,482,947
France	1,182,121	—	—	1,182,121
Netherlands	1,045,840	—	—	1,045,840
Norway	987,824	—	—	987,824
Canada	960,772	—	—	960,772
Ireland	812,050	—	—	812,050
Other Countries	7,061,918	468,534	—	7,530,452
Mutual Funds	1,014,390	—	—	1,014,390
Total	$53,246,606	$468,534	$—	$53,715,140

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company (“State Street”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard

31

Notes to Financial Statements – continued

trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. State Street provides the fund with indemnification against Borrower default. In the event of Borrower default, State Street will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, State Street assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, State Street is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $33,093. The fair value of the fund’s investment securities on loan and a related liability of $33,700 for cash collateral received on securities loaned are both presented gross in the Statement of Assets and Liabilities. The collateral on securities loaned exceeded the value of securities on loan at period end. The liability for cash collateral for securities loaned is carried at fair value, which is categorized as level 2 within the fair value hierarchy. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized

32

Notes to Financial Statements – continued

gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to passive foreign investment companies, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended	Year ended
	8/31/18	8/31/17
Ordinary income (including any short-term capital gains)	$140,659	$59,859
Long-term capital gains	1,080,057	—
Total distributions	$1,220,716	$59,859

33

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/18
Cost of investments	$42,262,225
Gross appreciation	12,894,714
Gross depreciation	(1,441,799)
Net unrealized appreciation (depreciation)	$11,452,915
Undistributed ordinary income	2,105,469
Undistributed long-term capital gain	1,206,625
Other temporary differences	12,615

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Effective April 23, 2018, Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income		From net realized gain
	Year ended 8/31/18	Year ended 8/31/17	Year ended 8/31/18	Year ended 8/31/17
Class A	$—	$14,293	$257,614	$—
Class B	—	—	48,962	—
Class C	—	—	161,786	—
Class I	—	31,973	597,084	—
Class R1	—	—	2,035	—
Class R2	—	47	3,041	—
Class R3	—	214	3,772	—
Class R4	—	243	1,943	—
Class R6	—	13,089	144,479	—
Total	$—	$59,859	$1,220,716	$—

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.975%
In excess of $1 billion and up to $2.5 billion	0.90%
In excess of $2.5 billion	0.85%

34

Notes to Financial Statements – continued

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2018, this management fee reduction amounted to $4,317, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.97% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6
1.50%	2.25%	2.25%	1.25%	2.25%	1.75%	1.50%	1.25%	1.22%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2019. For the year ended August 31, 2018, this reduction amounted to $202,168, which is included in the reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $8,687 for the year ended August 31, 2018, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$24,009
Class B	0.75%	0.25%	1.00%	0.99%	18,500
Class C	0.75%	0.25%	1.00%	1.00%	51,301
Class R1	0.75%	0.25%	1.00%	1.00%	683
Class R2	0.25%	0.25%	0.50%	0.50%	804
Class R3	—	0.25%	0.25%	0.25%	329
Total Distribution and Service Fees					$95,626

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

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Notes to Financial Statements – continued

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2018, this rebate amounted to $341, $91, and $49 for Class A, Class B, and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2018, were as follows:

Amount
Class A	$75
Class B	3,718
Class C	694

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2018, the fee was $7,713, which equated to 0.0163% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $42,671.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.0370% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and

36

Notes to Financial Statements – continued

is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2018, the fee paid by the fund under this agreement was $77 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

On March 16, 2017, MFS redeemed 2,470 shares of Class I for an aggregate amount of $40,750. On March 19, 2018, MFS purchased 14,554 shares of Class I for an aggregate amount of $296,174. On August 16, 2018, MFS redeemed 874 shares of Class I for an aggregate amount of $18,243.

At August 31, 2018, MFS held approximately 99%, 51%, and 100% of the outstanding shares of Class R1, Class R3, and Class R4, respectively.

(4) Portfolio Securities

For the year ended August 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $25,170,032 and $16,521,075, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/18		Year ended 8/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	203,981	$4,092,052	88,458	$1,456,016
Class B	48,248	937,186	15,966	256,375
Class C	52,856	1,009,060	38,470	617,755
Class I	920,724	18,531,591	901,999	15,445,210
Class R1	—	—	10	162
Class R2	4,755	95,370	763	12,159
Class R3	753	14,986	2,275	39,470
Class R4	167	3,399	—	—
Class R6	100,539	2,019,191	135,405	2,399,263
	1,332,023	$26,702,835	1,183,346	$20,226,410

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Notes to Financial Statements – continued

	Year ended 8/31/18		Year ended 8/31/17
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	13,513	$257,014	913	$14,271
Class B	2,695	48,962	—	—
Class C	8,904	161,786	—	—
Class I	31,066	597,084	2,029	31,973
Class R1	112	2,035	—	—
Class R2	162	3,041	3	47
Class R3	198	3,772	14	214
Class R4	101	1,943	16	243
Class R6	3,791	72,969	19	306
	60,542	$1,148,606	2,994	$47,054

Shares reacquired
Class A	(104,165)	$(2,081,023)	(404,026)	$(6,520,285)
Class B	(14,007)	(263,506)	(8,306)	(129,365)
Class C	(122,283)	(2,359,276)	(88,368)	(1,409,046)
Class I	(582,661)	(11,851,038)	(270,179)	(4,704,824)
Class R1	—	—	(886)	(13,503)
Class R2	(1,218)	(22,641)	(92)	(1,588)
Class R3	(520)	(10,303)	(1,058)	(17,688)
Class R4	(167)	(3,437)	—	—
Class R6	(60,010)	(1,201,739)	(32,359)	(547,033)
	(885,031)	$(17,792,963)	(805,274)	$(13,343,332)

Net change
Class A	113,329	$2,268,043	(314,655)	$(5,049,998)
Class B	36,936	722,642	7,660	127,010
Class C	(60,523)	(1,188,430)	(49,898)	(791,291)
Class I	369,129	7,277,637	633,849	10,772,359
Class R1	112	2,035	(876)	(13,341)
Class R2	3,699	75,770	674	10,618
Class R3	431	8,455	1,231	21,996
Class R4	101	1,905	16	243
Class R6	44,320	890,421	103,065	1,852,536
	507,534	$10,058,478	381,066	$6,930,132

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings,

38

Notes to Financial Statements – continued

generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended August 31, 2018, the fund’s commitment fee and interest expense were $266 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio		260,547	19,741,262	(19,021,119)	980,690

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$103	$169	$—	$23,031	$980,690

39

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Global New Discovery Fund and the Board of Trustees of MFS Series Trust IV

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Global New Discovery Fund (the “Fund”) (one of the funds constituting the MFS Series Trust IV (the “Trust”)), including the portfolio of investments, as of August 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting the MFS Series Trust IV) at August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

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Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

October 16, 2018

41

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

45

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of

46

Trustees and Officers – continued

the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Peter Fruzzetti
Michael Grossman

47

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

48

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for the one-year period and the 3rd quintile for the five-year period ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In addition to considering the performance information provided in connection with the contract review meetings, the Trustees noted that, in light of the Fund’s substandard relative performance at the time of their contract review meetings in 2017, they had met at each of their regular meetings since then with MFS’ senior investment management personnel to discuss the Fund’s performance and MFS’ efforts to improve the Fund’s performance. The Trustees further noted that the Fund’s three-year performance as compared to its benchmark improved for the period ended December 31, 2017, as compared to the prior year. Taking this information into account, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation

49

Board Review of Investment Advisory Agreement – continued

for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent,

50

Board Review of Investment Advisory Agreement – continued

Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

51

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

52

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $1,725,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 28.45% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

Income derived from foreign sources was $506,676. The fund intends to pass through foreign tax credits of $40,546 for the fiscal year.

53

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

54

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

55

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

August 31, 2018

MFS® Mid Cap Growth Fund

OTC-ANN

MFS® Mid Cap Growth Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

The strengthening U.S. dollar, international trade friction and geopolitical uncertainty have contributed to a measurable uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, global markets have become less synchronized, with equity markets in the United States outperforming most international markets. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe, China and some emerging markets.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could dampen business sentiment, leading to slower global growth.

As a global investment manager with nearly a century of expertise, MFS® firmly believes that active risk management offers downside mitigation and may help improve investment outcomes, and we built our active investment platform with that in mind. Our long-term perspective influences nearly every aspect of our business, but most importantly, it aligns our investment decisions with clients’ investing time horizons.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Bright Horizons Family Solutions, Inc.	3.1%
PerkinElmer, Inc.	2.6%
Take-Two Interactive Software, Inc.	2.1%
Global Payments, Inc.	2.1%
AMETEK, Inc.	2.0%
Copart, Inc.	1.9%
NASDAQ, Inc.	1.8%
SS&C Technologies Holdings, Inc.	1.8%
Roper Industries, Inc.	1.8%
Steris PLC	1.7%

Equity sectors
Special Products & Services	17.8%
Technology	16.3%
Health Care	13.4%
Industrial Goods & Services	12.1%
Leisure	10.9%
Autos & Housing	7.9%
Financial Services	6.6%
Retailing	5.0%
Basic Materials	2.0%
Consumer Staples	1.7%
Transportation	1.3%
Utilities & Communications	1.3%
Energy	1.1%

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of August 31, 2018.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended August 31, 2018, Class A shares of the MFS Mid Cap Growth Fund (“fund”) provided a total return of 27.69%, at net asset value. This compares with a return of 25.06% for the fund’s benchmark, the Russell Midcap® Growth Index.

Market Environment

Despite headwinds from increasing global trade tensions, several US equity indices advanced to set new record highs late in the period after rebounding from a mid-period market correction. Very strong earnings per share and revenue growth, helped in part by the 2017 US tax reform package, has underpinned the advance, as has solid US economic growth. Strong fundamentals have brought US equity valuations down more in line with long-term average valuations from elevated levels early in the period. While the US economy has maintained its strength, global economic growth became less synchronized during the period, with Europe and China showing signs of a modest slowdown and some emerging markets coming under stress.

During the period, the US Federal Reserve raised interest rates by 75 basis points, bringing the total number of hikes to seven since the central bank began to normalize monetary policy in late 2015. The growth rate in the US, Eurozone and Japan remained above trend, although inflation remained contained, particularly outside the US. Late in the period, the European Central Bank announced that it would halt its asset purchase program at the end of 2018, but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. Both the Bank of England and the Bank of Canada raised rates several times during the period. The European political backdrop became a bit more volatile late in the period, spurred by a chaotic process which resulted in the formation of an anti-establishment, Eurosceptic coalition government in Italy.

Bond yields rose in the US during the period but remained low by historical standards, while yields in many developed markets fell. Credit spreads remained relatively tight but widened modestly, late in the period, as market volatility increased. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the US. Tighter financial conditions from rising US rates and a strong dollar combined with trade uncertainty helped expose structural weaknesses in several emerging markets late in the period.

Contributors to Performance

Stock selection in both the autos & housing and special products & services sectors contributed to performance relative to the Russell Midcap® Growth Index. Within the autos & housing sector, holding shares of commercial and residential landscape supplies distributor Siteone Landscape Supply (b), and an overweight position in online vehicle auctioneer Copart, lifted relative returns. Shares of Siteone Landscape Supply advanced over the period as the company reported strong net sales growth. Within the special products & services sector, the fund’s overweight position in child care and early education provider Bright Horizons Family Solutions benefited relative performance. Bright Horizons Family Solutions’ stock rose on the back of a lower effective tax rate, higher revenues and improved operating margins.

Management Review – continued

Both security selection and an underweight position in the basic materials sector also supported relative performance. However, there were no individual stocks within this sector that were among the fund’s top relative contributors during the reporting period.

Stocks in other sectors that contributed to relative returns included owning shares of internet TV show and movie subscription services provider Netflix (b), specialty value retailer Five Below (b) and computer graphics processors maker NVIDIA (b). Shares of Netflix benefited from strong domestic and international subscriber growth as the company’s original content development strategy appeared successful in attracting and retaining customers. Additionally, not holding shares of biopharmaceutical company Incyte and social networking service provider Twitter, as well as overweight positions in software developer PTC and financial services software designer SS&C Technologies Holdings, aided relative results.

Detractors from Performance

Security selection in both the industrial goods & services and consumer staples sectors weighed on relative performance over the reporting period. Although stock selection had an unfavorable impact within the industrial goods & services sector, there were no individual securities within this sector among the fund’s top relative detractors during the reporting period. Within the consumer staples sector, the fund’s holdings of commercial products manufacturer Newell Brands (b)(h) weakened relative returns. Shares of Newell Brands declined as the company reported weaker-than-expected sales results due, in part, to the impacts of hurricane Harvey, and as three of its well-regarded board members resigned during the period.

Elsewhere, the fund’s holdings of video game maker Electronic Arts (b), as well as overweight positions in shares of remote access and support solutions provider LogMeIn, electronic and mechanical vehicle products manufacturer WABCO Holdings, healthcare products and services provider Henry Schein, casino operator MGM Resorts International and consumer credit reporting agency Equifax (h), hurt relative performance. Shares of Electronic Arts came under pressure at the end of the reporting period as the company reduced its full-year guidance due to a delay in the development and release of its Battlefield V title. Not holding shares of strong-performing enterprise storage and data management software company NetApp and global semiconductor company Advanced Micro Devices further dampened relative results.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Portfolio Manager(s)

Eric Fischman, Paul Gordon, and Matthew Sabel

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

Note to Shareholders: Effective September 1, 2018, Matthew Sabel was no longer a Portfolio Manager of the Fund.

Management Review – continued

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 8/31/18

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 8/31/18

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	12/01/93	27.69%	15.47%	10.21%	N/A
B	12/01/93	26.77%	14.64%	9.39%	N/A
C	8/01/94	26.77%	14.61%	9.40%	N/A
I	1/02/97	28.05%	15.77%	10.49%	N/A
R1	4/01/05	26.73%	14.62%	9.39%	N/A
R2	10/31/03	27.37%	15.19%	9.94%	N/A
R3	4/01/05	27.73%	15.48%	10.20%	N/A
R4	4/01/05	27.98%	15.77%	10.48%	N/A
R6	1/02/13	28.17%	15.87%	N/A	17.46%
529A	7/31/02	27.70%	15.47%	10.16%	N/A
529B	7/31/02	26.69%	14.58%	9.33%	N/A
529C	7/31/02	26.78%	14.58%	9.32%	N/A
Comparative benchmark(s)
Russell Midcap® Growth Index (f)		25.06%	14.19%	11.64%	N/A
Average annual with sales charge
A With Initial Sales Charge (5.75%)		20.35%	14.12%	9.56%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		22.77%	14.41%	9.39%	N/A
C With CDSC (1% for 12 months) (v)		25.77%	14.61%	9.40%	N/A
529A With Initial Sales Charge (5.75%)		20.36%	14.11%	9.51%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (v)		22.69%	14.34%	9.33%	N/A
529C With CDSC (1% for 12 months) (v)		25.78%	14.58%	9.32%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Performance Summary – continued

Benchmark Definition(s)

Russell Midcap® Growth Index – constructed to provide a comprehensive barometer for growth securities in the mid-cap segment of the U.S. equity universe. Companies in this index generally have higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Growth Index is a trademark/service mark of the Frank Russell Company. Russell® is a trademark of the Frank Russell Company.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2018 through August 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 3/01/18	Ending Account Value 8/31/18	Expenses Paid During Period (p) 3/01/18-8/31/18
A	Actual	1.16%	$1,000.00	$1,150.75	$6.29
	Hypothetical (h)	1.16%	$1,000.00	$1,019.36	$5.90
B	Actual	1.90%	$1,000.00	$1,146.36	$10.28
	Hypothetical (h)	1.90%	$1,000.00	$1,015.63	$9.65
C	Actual	1.91%	$1,000.00	$1,146.47	$10.33
	Hypothetical (h)	1.91%	$1,000.00	$1,015.58	$9.70
I	Actual	0.91%	$1,000.00	$1,152.27	$4.94
	Hypothetical (h)	0.91%	$1,000.00	$1,020.62	$4.63
R1	Actual	1.91%	$1,000.00	$1,146.38	$10.33
	Hypothetical (h)	1.91%	$1,000.00	$1,015.58	$9.70
R2	Actual	1.41%	$1,000.00	$1,149.40	$7.64
	Hypothetical (h)	1.41%	$1,000.00	$1,018.10	$7.17
R3	Actual	1.16%	$1,000.00	$1,150.45	$6.29
	Hypothetical (h)	1.16%	$1,000.00	$1,019.36	$5.90
R4	Actual	0.91%	$1,000.00	$1,152.33	$4.94
	Hypothetical (h)	0.91%	$1,000.00	$1,020.62	$4.63
R6	Actual	0.80%	$1,000.00	$1,153.19	$4.34
	Hypothetical (h)	0.80%	$1,000.00	$1,021.17	$4.08
529A	Actual	1.17%	$1,000.00	$1,150.99	$6.34
	Hypothetical (h)	1.17%	$1,000.00	$1,019.31	$5.96
529B	Actual	1.96%	$1,000.00	$1,146.34	$10.60
	Hypothetical (h)	1.96%	$1,000.00	$1,015.32	$9.96
529C	Actual	1.95%	$1,000.00	$1,146.34	$10.55
	Hypothetical (h)	1.95%	$1,000.00	$1,015.38	$9.91

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above and are outside of the expense limitation arrangement. For Class 529A and Class 529C shares, this rebate reduced the expense ratios above by 0.04% and 0.01%, respectively. See Note 3 in the Notes to Financial Statements for additional information.

PORTFOLIO OF INVESTMENTS

8/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Common Stocks - 97.4%
Issuer	Shares/Par	Value ($)
Aerospace - 3.9%
Curtiss-Wright Corp.	100,675	$13,485,416
FLIR Systems, Inc.	683,735	42,897,534
Harris Corp.	316,977	51,511,932
Leidos Holdings, Inc.	133,826	9,470,866
TransDigm Group, Inc.	45,283	15,849,050

		$133,214,798
Alcoholic Beverages - 0.5%
Constellation Brands, Inc., “A”	75,738	$15,768,652

Automotive - 2.8%
Copart, Inc. (a)	1,009,179	$64,900,302
WABCO Holdings, Inc. (a)	257,428	31,684,238

		$96,584,540
Biotechnology - 2.1%
Biomarin Pharmaceutical, Inc. (a)	300,571	$30,051,089
Bio-Techne Corp.	216,809	41,664,185

		$71,715,274
Broadcasting - 0.9%
Netflix, Inc. (a)	86,930	$31,962,422

Brokerage & Asset Managers - 3.8%
Apollo Global Management LLC, “A”	706,161	$24,383,739
E*TRADE Financial Corp. (a)	721,616	42,474,318
NASDAQ, Inc.	651,152	62,145,947

		$129,004,004
Business Services - 14.6%
CoStar Group, Inc. (a)	78,094	$34,530,043
Fidelity National Information Services, Inc.	307,791	33,293,753
Fiserv, Inc. (a)	677,284	54,230,130
FleetCor Technologies, Inc. (a)	153,075	32,718,251
Global Payments, Inc.	578,359	72,051,964
MSCI, Inc.	240,163	43,291,782
Total System Services, Inc.	316,324	30,727,713
TransUnion	749,126	56,409,188
Tyler Technologies, Inc. (a)	132,799	32,794,713
Verisk Analytics, Inc., “A” (a)	498,398	59,354,218

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Business Services - continued
Worldpay, Inc. (a)	513,793	$50,038,300

		$499,440,055
Chemicals - 0.9%
Ingevity Corp. (a)	290,451	$29,338,456

Computer Software - 5.0%
Autodesk, Inc. (a)	371,914	$57,404,926
Cadence Design Systems, Inc. (a)	1,140,238	53,636,795
PTC, Inc. (a)	542,027	54,170,178
Ultimate Software Group, Inc. (a)	22,471	6,958,595

		$172,170,494
Computer Software - Systems - 5.9%
Constellation Software, Inc.	16,706	$12,738,677
Guidewire Software, Inc. (a)	259,696	26,117,627
NICE Systems Ltd., ADR (a)	256,889	29,693,800
Pluralsight, Inc., “A” (a)	130,794	4,469,231
ServiceNow, Inc. (a)	214,487	42,116,667
Square, Inc., “A” (a)	302,285	26,794,542
SS&C Technologies Holdings, Inc.	1,029,441	61,087,029

		$203,017,573
Construction - 5.0%
Armstrong World Industries, Inc. (a)	261,582	$18,258,423
Lennox International, Inc.	163,486	36,426,316
Pool Corp.	207,457	34,076,887
Siteone Landscape Supply, Inc. (a)	516,791	46,702,403
Vulcan Materials Co.	331,647	36,746,487

		$172,210,516
Consumer Products - 0.3%
Scotts Miracle-Gro Co.	157,413	$11,761,899

Consumer Services - 3.2%
Bright Horizons Family Solutions, Inc. (a)	900,231	$107,514,588

Containers - 0.6%
CCL Industries, Inc.	395,190	$19,038,770

Electrical Equipment - 5.5%
AMETEK, Inc.	882,174	$67,892,111
Amphenol Corp., “A”	505,545	47,814,446
Littlefuse, Inc.	156,261	34,933,709

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Electrical Equipment - continued
Mettler-Toledo International, Inc. (a)	60,660	$35,453,344

		$186,093,610
Electronics - 3.4%
Monolithic Power Systems, Inc.	363,892	$54,536,494
NVIDIA Corp.	82,065	23,034,004
Silicon Laboratories, Inc. (a)	399,645	39,165,210

		$116,735,708
Energy - Independent - 1.1%
Concho Resources, Inc. (a)	72,597	$9,956,679
Energen Corp. (a)	218,666	16,957,548
Parsley Energy, Inc., “A” (a)	401,966	11,162,596

		$38,076,823
Entertainment - 1.1%
Six Flags Entertainment Corp.	570,479	$38,535,856

Food & Beverages - 1.0%
Chr. Hansen Holding A.S.	262,194	$26,618,680
Monster Worldwide, Inc. (a)	94,351	5,745,033

		$32,363,713
Gaming & Lodging - 2.3%
MGM Resorts International	877,029	$25,425,071
Paddy Power Betfair PLC	108,013	9,823,346
Vail Resorts, Inc.	142,931	42,600,585

		$77,849,002
General Merchandise - 1.8%
Dollar Tree, Inc. (a)	222,216	$17,890,610
Five Below, Inc. (a)	378,311	44,061,882

		$61,952,492
Insurance - 1.0%
Aon PLC	239,661	$34,885,055

Internet - 1.9%
IAC/InterActiveCorp (a)	92,984	$18,336,445
LogMeIn, Inc.	294,718	25,331,012
Match Group, Inc. (a)(l)	178,006	8,909,200
Wix.com Ltd. (a)	110,163	12,239,110

		$64,815,767

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Leisure & Toys - 3.4%
Electronic Arts, Inc. (a)	380,904	$43,198,323
Take-Two Interactive Software, Inc. (a)	540,438	72,180,899

		$115,379,222
Machinery & Tools - 2.2%
Gardner Denver Holdings, Inc. (a)	359,808	$10,060,232
Roper Technologies, Inc.	200,916	59,947,307
Xylem, Inc.	88,419	6,711,886

		$76,719,425
Medical & Health Technology & Services - 1.5%
Henry Schein, Inc. (a)	112,408	$8,731,853
ICON PLC (a)	285,402	42,530,606

		$51,262,459
Medical Equipment - 9.8%
Abiomed, Inc. (a)	30,259	$12,302,704
Align Technology, Inc. (a)	124,057	47,946,790
Cooper Cos., Inc.	127,991	32,737,538
DexCom, Inc. (a)	116,684	16,846,836
Edwards Lifesciences Corp. (a)	167,809	24,204,770
Integra LifeSciences Holdings Corp. (a)	86,109	5,120,902
Nevro Corp. (a)	80,810	5,448,210
PerkinElmer, Inc.	958,906	88,631,682
QIAGEN N.V. (a)	736,750	28,711,147
Steris PLC	521,521	59,672,433
West Pharmaceutical Services, Inc.	115,451	13,513,540

		$335,136,552
Other Banks & Diversified Financials - 0.7%
First Republic Bank	226,099	$22,969,397

Pollution Control - 0.5%
Clean Harbors, Inc. (a)	249,666	$17,124,591

Printing & Publishing - 1.4%
IHS Markit Ltd. (a)	875,109	$48,130,995

Railroad & Shipping - 1.3%
Kansas City Southern Co.	389,116	$45,121,891

Real Estate - 1.2%
Extra Space Storage, Inc., REIT	425,751	$39,258,500

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Restaurants - 1.7%
Aramark	407,685	$16,747,700
Chipotle Mexican Grill, Inc., “A” (a)	23,928	11,370,107
Domino’s Pizza, Inc.	48,640	14,521,959
Dunkin Brands Group, Inc.	225,497	16,436,476

		$59,076,242
Specialty Chemicals - 0.6%
Axalta Coating Systems Ltd. (a)	667,933	$20,371,957

Specialty Stores - 3.2%
BJ’s Wholesale Club Holdings, Inc. (a)	322,642	$9,517,939
Lululemon Athletica, Inc. (a)	187,026	28,975,938
O’Reilly Automotive, Inc. (a)	65,653	22,021,329
Ross Stores, Inc.	251,974	24,134,070
Tractor Supply Co.	274,062	24,194,194

		$108,843,470

Telecommunications - Wireless - 1.3%
SBA Communications Corp., REIT (a)	279,637	$43,408,052
Total Common Stocks (Identified Cost, $2,163,528,687)		$3,326,852,820

Investment Companies (h) - 2.3%
Money Market Funds - 2.3%
MFS Institutional Money Market Portfolio, 2.03% (v) (Identified Cost, $77,758,971)	77,771,037	$77,771,037

Other Assets, Less Liabilities - 0.3%		10,432,261
Net Assets - 100.0%		$3,415,056,118

(a)	Non-income producing security.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $77,771,037 and $3,326,852,820, respectively.

(l)	A portion of this security is on loan.
(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value, including $8,013,005 of securities on loan (identified cost, $2,163,528,687)	$3,326,852,820
Investments in affiliated issuers, at value (identified cost, $77,758,971)	77,771,037
Cash	23,686
Receivables for
Fund shares sold	12,585,706
Interest and dividends	1,678,490
Other assets	2,331
Total assets	$3,418,914,070
Liabilities
Payables for
Fund shares reacquired	$2,539,933
Payable to affiliates
Investment adviser	131,921
Shareholder servicing costs	978,864
Distribution and service fees	14,596
Program manager fee	28
Payable for independent Trustees’ compensation	29,375
Accrued expenses and other liabilities	163,235
Total liabilities	$3,857,952
Net assets	$3,415,056,118
Net assets consist of
Paid-in capital	$2,168,456,048
Unrealized appreciation (depreciation)	1,163,344,771
Accumulated net realized gain (loss)	83,286,105
Accumulated net investment loss	(30,806)
Net assets	$3,415,056,118
Shares of beneficial interest outstanding	171,829,829

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$824,847,032	43,048,581	$19.16
Class B	19,328,767	1,216,001	15.90
Class C	54,079,872	3,506,062	15.42
Class I	332,007,555	16,369,474	20.28
Class R1	2,826,785	178,672	15.82
Class R2	9,068,942	501,607	18.08
Class R3	95,010,308	4,989,006	19.04
Class R4	54,140,807	2,731,315	19.82
Class R6	2,013,623,850	98,713,066	20.40
Class 529A	7,582,059	407,719	18.60
Class 529B	303,685	19,581	15.51
Class 529C	2,236,456	148,745	15.04

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $20.33 [100 / 94.25 x $19.16] and $19.73 [100 / 94.25 x $18.60], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R6, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$15,921,890
Dividends from affiliated issuers	1,032,559
Income on securities loaned	74,287
Other	53,659
Foreign taxes withheld	(96,628)
Total investment income	$16,985,767
Expenses
Management fee	$19,778,861
Distribution and service fees	2,674,755
Shareholder servicing costs	2,751,935
Program manager fees	5,201
Administrative services fee	425,227
Independent Trustees’ compensation	43,342
Custodian fee	170,963
Shareholder communications	195,033
Audit and tax fees	56,851
Legal fees	23,441
Miscellaneous	298,070
Total expenses	$26,423,679
Fees paid indirectly	(3,168)
Reduction of expenses by investment adviser and distributor	(278,098)
Net expenses	$26,142,413
Net investment income (loss)	$(9,156,646)
Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$283,429,541
Affiliated issuers	(7,433)
Foreign currency	(17,780)
Net realized gain (loss)	$283,404,328
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$423,688,373
Affiliated issuers	7,971
Translation of assets and liabilities in foreign currencies	(8,233)
Net unrealized gain (loss)	$423,688,111
Net realized and unrealized gain (loss)	$707,092,439
Change in net assets from operations	$697,935,793

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/18	8/31/17
Change in net assets
From operations
Net investment income (loss)	$(9,156,646)	$(4,203,903)
Net realized gain (loss)	283,404,328	66,449,626
Net unrealized gain (loss)	423,688,111	276,545,962
Change in net assets from operations	$697,935,793	$338,791,685
Distributions declared to shareholders
From net realized gain	$(200,632,417)	$(104,568,995)
Change in net assets from fund share transactions	$578,316,924	$95,382,592
Total change in net assets	$1,075,620,300	$329,605,282
Net assets
At beginning of period	2,339,435,818	2,009,830,536
At end of period (including accumulated net investment loss of $30,806 and $26,964, respectively)	$3,415,056,118	$2,339,435,818

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$16.34	$14.82		$14.40	$14.41	$11.86
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$(0.06	)(c)	$(0.06)	$(0.10)	$(0.09)
Net realized and unrealized gain (loss)	4.32	2.36		0.88	1.07	2.64
Total from investment operations	$4.23	$2.30		$0.82	$0.97	$2.55
Less distributions declared to shareholders
From net realized gain	$(1.41)	$(0.78)		$(0.40)	$(0.98)	$—
Net asset value, end of period (x)	$19.16	$16.34		$14.82	$14.40	$14.41
Total return (%) (r)(s)(t)(x)	27.69	16.44	(c)	5.87	7.36	21.50
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.22	(c)	1.26	1.24	1.22
Expenses after expense reductions (f)	1.16	1.20	(c)	1.22	1.21	1.19
Net investment income (loss)	(0.55)	(0.42	)(c)	(0.45)	(0.72)	(0.69)
Portfolio turnover	33	30		43	37	59
Net assets at end of period (000 omitted)	$824,847	$572,338		$454,881	$295,230	$255,308

See Notes to Financial Statements

Financial Highlights – continued

Class B	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$13.88	$12.80		$12.58	$12.81	$10.61
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.19)	$(0.15	)(c)	$(0.15)	$(0.19)	$(0.17)
Net realized and unrealized gain (loss)	3.62	2.01		0.77	0.94	2.37
Total from investment operations	$3.43	$1.86		$0.62	$0.75	$2.20
Less distributions declared to shareholders
From net realized gain	$(1.41)	$(0.78)		$(0.40)	$(0.98)	$—
Net asset value, end of period (x)	$15.90	$13.88		$12.80	$12.58	$12.81
Total return (%) (r)(s)(t)(x)	26.77	15.56	(c)	5.11	6.51	20.74
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.92	1.97	(c)	2.00	1.99	1.97
Expenses after expense reductions (f)	1.91	1.95	(c)	1.97	1.96	1.94
Net investment income (loss)	(1.30)	(1.16	)(c)	(1.24)	(1.47)	(1.44)
Portfolio turnover	33	30		43	37	59
Net assets at end of period (000 omitted)	$19,329	$16,326		$17,978	$17,415	$18,061

Class C	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$13.50	$12.48		$12.27	$12.52	$10.38
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.18)	$(0.15	)(c)	$(0.14)	$(0.18)	$(0.17)
Net realized and unrealized gain (loss)	3.51	1.95		0.75	0.91	2.31
Total from investment operations	$3.33	$1.80		$0.61	$0.73	$2.14
Less distributions declared to shareholders
From net realized gain	$(1.41)	$(0.78)		$(0.40)	$(0.98)	$—
Net asset value, end of period (x)	$15.42	$13.50		$12.48	$12.27	$12.52
Total return (%) (r)(s)(t)(x)	26.77	15.48	(c)	5.16	6.50	20.62
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.92	1.97	(c)	2.00	1.99	1.97
Expenses after expense reductions (f)	1.91	1.95	(c)	1.97	1.96	1.94
Net investment income (loss)	(1.30)	(1.17	)(c)	(1.22)	(1.47)	(1.43)
Portfolio turnover	33	30		43	37	59
Net assets at end of period (000 omitted)	$54,080	$58,623		$53,862	$42,806	$38,341

See Notes to Financial Statements

Financial Highlights – continued

Class I	Year ended
	8/31/18	8/31/17		8/31/16		8/31/15	8/31/14
Net asset value, beginning of period	$17.17	$15.50		$15.00		$14.94	$12.26
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.06)	$(0.03	)(c)	$(0.00	)(w)	$(0.07)	$(0.06)
Net realized and unrealized gain (loss)	4.58	2.48		0.90		1.11	2.74
Total from investment operations	$4.52	$2.45		$0.90		$1.04	$2.68
Less distributions declared to shareholders
From net realized gain	$(1.41)	$(0.78)		$(0.40)		$(0.98)	$—
Net asset value, end of period (x)	$20.28	$17.17		$15.50		$15.00	$14.94
Total return (%) (r)(s)(t)(x)	28.05	16.70	(c)	6.17		7.57	21.86
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.97	(c)	1.02		1.00	0.97
Expenses after expense reductions (f)	0.91	0.96	(c)	0.99		0.97	0.95
Net investment income (loss)	(0.30)	(0.18	)(c)	(0.01)		(0.47)	(0.44)
Portfolio turnover	33	30		43		37	59
Net assets at end of period (000 omitted)	$332,008	$100,858		$110,803		$26,931	$13,526

Class R1	Year ended
	8/31/18	8/31/17		8/31/16		8/31/15	8/31/14
Net asset value, beginning of period	$13.82	$12.75		$12.53		$12.76	$10.58
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.19)	$(0.15	)(c)	$(0.15)		$(0.19)	$(0.17)
Net realized and unrealized gain (loss)	3.60	2.00		0.77		0.94	2.35
Total from investment operations	$3.41	$1.85		$0.62		$0.75	$2.18
Less distributions declared to shareholders
From net realized gain	$(1.41)	$(0.78)		$(0.40)		$(0.98)	$—
Net asset value, end of period (x)	$15.82	$13.82		$12.75		$12.53	$12.76
Total return (%) (r)(s)(t)(x)	26.73	15.54	(c)	5.13		6.54	20.60
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.92	1.97	(c)	2.00		1.99	1.97
Expenses after expense reductions (f)	1.91	1.96	(c)	1.97		1.97	1.95
Net investment income (loss)	(1.30)	(1.17	)(c)	(1.25)		(1.47)	(1.44)
Portfolio turnover	33	30		43		37	59
Net assets at end of period (000 omitted)	$2,827	$2,348		$2,057		$2,288	$2,238

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$15.53	$14.16		$13.80	$13.89	$11.46
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.13)	$(0.10	)(c)	$(0.10)	$(0.14)	$(0.12)
Net realized and unrealized gain (loss)	4.09	2.25		0.86	1.03	2.55
Total from investment operations	$3.96	$2.15		$0.76	$0.89	$2.43
Less distributions declared to shareholders
From net realized gain	$(1.41)	$(0.78)		$(0.40)	$(0.98)	$—
Net asset value, end of period (x)	$18.08	$15.53		$14.16	$13.80	$13.89
Total return (%) (r)(s)(t)(x)	27.37	16.14	(c)	5.68	7.04	21.20
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.42	1.47	(c)	1.50	1.49	1.47
Expenses after expense reductions (f)	1.41	1.46	(c)	1.47	1.47	1.45
Net investment income (loss)	(0.80)	(0.67	)(c)	(0.73)	(0.97)	(0.94)
Portfolio turnover	33	30		43	37	59
Net assets at end of period (000 omitted)	$9,069	$6,681		$5,651	$4,598	$4,473

Class R3	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$16.24	$14.74		$14.32	$14.34	$11.80
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$(0.07	)(c)	$(0.06)	$(0.10)	$(0.10)
Net realized and unrealized gain (loss)	4.30	2.35		0.88	1.06	2.64
Total from investment operations	$4.21	$2.28		$0.82	$0.96	$2.54
Less distributions declared to shareholders
From net realized gain	$(1.41)	$(0.78)		$(0.40)	$(0.98)	$—
Net asset value, end of period (x)	$19.04	$16.24		$14.74	$14.32	$14.34
Total return (%) (r)(s)(t)(x)	27.73	16.39	(c)	5.90	7.32	21.53
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.17	1.22	(c)	1.26	1.25	1.22
Expenses after expense reductions (f)	1.16	1.21	(c)	1.23	1.22	1.20
Net investment income (loss)	(0.55)	(0.44	)(c)	(0.42)	(0.72)	(0.74)
Portfolio turnover	33	30		43	37	59
Net assets at end of period (000 omitted)	$95,010	$32,496		$14,836	$8,440	$3,680

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$16.82	$15.20		$14.72	$14.67	$12.04
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.05)	$(0.03	)(c)	$(0.02)	$(0.07)	$(0.06)
Net realized and unrealized gain (loss)	4.46	2.43		0.90	1.10	2.69
Total from investment operations	$4.41	$2.40		$0.88	$1.03	$2.63
Less distributions declared to shareholders
From net realized gain	$(1.41)	$(0.78)		$(0.40)	$(0.98)	$—
Net asset value, end of period (x)	$19.82	$16.82		$15.20	$14.72	$14.67
Total return (%) (r)(s)(t)(x)	27.98	16.70	(c)	6.15	7.65	21.84
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.92	0.97	(c)	1.01	1.00	0.97
Expenses after expense reductions (f)	0.91	0.96	(c)	0.98	0.98	0.95
Net investment income (loss)	(0.30)	(0.18	)(c)	(0.17)	(0.47)	(0.44)
Portfolio turnover	33	30		43	37	59
Net assets at end of period (000 omitted)	$54,141	$22,346		$13,883	$2,322	$422

Class R6	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$17.25	$15.55		$15.03	$14.96	$12.27
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.04)	$(0.01	)(c)	$(0.02)	$(0.06)	$(0.05)
Net realized and unrealized gain (loss)	4.60	2.49		0.94	1.11	2.74
Total from investment operations	$4.56	$2.48		$0.92	$1.05	$2.69
Less distributions declared to shareholders
From net realized gain	$(1.41)	$(0.78)		$(0.40)	$(0.98)	$—
Net asset value, end of period (x)	$20.40	$17.25		$15.55	$15.03	$14.96
Total return (%) (r)(s)(t)(x)	28.17	16.84	(c)	6.29	7.63	21.92
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.86	(c)	0.90	0.91	0.91
Expenses after expense reductions (f)	0.81	0.84	(c)	0.87	0.89	0.89
Net investment income (loss)	(0.19)	(0.05	)(c)	(0.14)	(0.39)	(0.38)
Portfolio turnover	33	30		43	37	59
Net assets at end of period (000 omitted)	$2,013,624	$1,520,339		$1,330,139	$1,329,257	$1,331,244

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$15.90	$14.45		$14.04	$14.08	$11.59
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.09)	$(0.06	)(c)	$(0.07)	$(0.10)	$(0.09)
Net realized and unrealized gain (loss)	4.20	2.29		0.88	1.04	2.58
Total from investment operations	$4.11	$2.23		$0.81	$0.94	$2.49
Less distributions declared to shareholders
From net realized gain	$(1.41)	$(0.78)		$(0.40)	$(0.98)	$—
Net asset value, end of period (x)	$18.60	$15.90		$14.45	$14.04	$14.08
Total return (%) (r)(s)(t)(x)	27.70	16.38	(c)	5.95	7.31	21.48
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.32	(c)	1.35	1.34	1.32
Expenses after expense reductions (f)	1.18	1.21	(c)	1.23	1.21	1.19
Net investment income (loss)	(0.56)	(0.43	)(c)	(0.48)	(0.72)	(0.69)
Portfolio turnover	33	30		43	37	59
Net assets at end of period (000 omitted)	$7,582	$4,916		$3,890	$3,159	$2,434

Class 529B	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$13.58	$12.55		$12.34	$12.59	$10.44
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.19)	$(0.15	)(c)	$(0.15)	$(0.19)	$(0.18)
Net realized and unrealized gain (loss)	3.53	1.96		0.76	0.92	2.33
Total from investment operations	$3.34	$1.81		$0.61	$0.73	$2.15
Less distributions declared to shareholders
From net realized gain	$(1.41)	$(0.78)		$(0.40)	$(0.98)	$—
Net asset value, end of period (x)	$15.51	$13.58		$12.55	$12.34	$12.59
Total return (%) (r)(s)(t)(x)	26.69	15.47	(c)	5.13	6.46	20.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98	2.07	(c)	2.11	2.09	2.07
Expenses after expense reductions (f)	1.96	2.00	(c)	2.02	2.02	2.00
Net investment income (loss)	(1.35)	(1.23	)(c)	(1.26)	(1.52)	(1.49)
Portfolio turnover	33	30		43	37	59
Net assets at end of period (000 omitted)	$304	$210		$209	$347	$331
See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Year ended
	8/31/18	8/31/17		8/31/16	8/31/15	8/31/14
Net asset value, beginning of period	$13.20	$12.22		$12.03	$12.30	$10.20
Income (loss) from investment operations
Net investment income (loss) (d)	$(0.18)	$(0.15	)(c)	$(0.15)	$(0.19)	$(0.17)
Net realized and unrealized gain (loss)	3.43	1.91		0.74	0.90	2.27
Total from investment operations	$3.25	$1.76		$0.59	$0.71	$2.10
Less distributions declared to shareholders
From net realized gain	$(1.41)	$(0.78)		$(0.40)	$(0.98)	$—
Net asset value, end of period (x)	$15.04	$13.20		$12.22	$12.03	$12.30
Total return (%) (r)(s)(t)(x)	26.78	15.48	(c)	5.09	6.45	20.59
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.99	2.07	(c)	2.10	2.10	2.07
Expenses after expense reductions (f)	1.95	1.99	(c)	2.01	2.01	1.99
Net investment income (loss)	(1.34)	(1.21	)(c)	(1.27)	(1.52)	(1.49)
Portfolio turnover	33	30		43	37	59
Net assets at end of period (000 omitted)	$2,236	$1,955		$1,641	$1,391	$953

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Mid Cap Growth Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there

Notes to Financial Statements – continued

were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,

Notes to Financial Statements – continued

an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$3,326,852,820	$—	$—	$3,326,852,820
Mutual Funds	77,771,037	—	—	77,771,037
Total	$3,404,623,857	$—	$—	$3,404,623,857

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. In the event of Borrower default, Chase will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, Chase assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, Chase is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the

Notes to Financial Statements – continued

fund bears the risk of loss. At period end, the fund had investment securities on loan, all of which were classified as equity securities in the fund’s Portfolio of Investments, with a fair value of $8,013,005. The fair value of the fund’s investment securities on loan is presented gross in the Statement of Assets and Liabilities. These loans were collateralized by U.S. Treasury Obligations of $8,212,113. The collateral on securities loaned exceeded the value of securities on loan at period end. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended August 31, 2018, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the

Notes to Financial Statements – continued

applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to net operating losses, wash sale loss deferrals, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/18	Year ended 8/31/17
Ordinary income (including any short-term capital gains)	$2,072,730	$—
Long-term capital gains	198,559,687	104,568,995
Total distributions	$200,632,417	$104,568,995

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/18
Cost of investments	$2,242,637,776
Gross appreciation	1,172,141,439
Gross depreciation	(10,155,358)
Net unrealized appreciation (depreciation)	$1,161,986,081
Undistributed long-term capital gain	84,636,223
Other temporary differences	(22,234)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. Effective April 23, 2018, Class C and Class 529C shares will convert to

Notes to Financial Statements – continued

Class A and Class 529A shares, respectively, approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net realized gain
	Year ended 8/31/18	Year ended 8/31/17
Class A	$50,384,409	$24,244,271
Class B	1,602,761	1,018,305
Class C	6,058,344	3,350,788
Class I	11,753,271	7,969,041
Class R1	218,273	120,315
Class R2	559,069	308,979
Class R3	3,724,124	852,762
Class R4	2,000,734	730,593
Class R6	123,661,112	65,639,889
Class 529A	442,551	214,497
Class 529B	21,794	11,119
Class 529C	205,975	108,436
Total	$200,632,417	$104,568,995

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.75%
In excess of $1 billion and up to $2.5 billion	0.70%
In excess of $2.5 billion	0.65%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2018, this management fee reduction amounted to $253,402, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.70% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes
A	B	C	I	R1	R2	R3	R4	R6	529A	529B	529C
1.30%	2.05%	2.05%	1.05%	2.05%	1.55%	1.30%	1.05%	0.95%	1.35%	2.10%	2.10%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until December 31, 2019. For the year ended

Notes to Financial Statements – continued

August 31, 2018, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $348,363 and $4,824 for the year ended August 31, 2018, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$1,674,653
Class B	0.75%	0.25%	1.00%	1.00%	172,285
Class C	0.75%	0.25%	1.00%	1.00%	577,296
Class R1	0.75%	0.25%	1.00%	1.00%	24,937
Class R2	0.25%	0.25%	0.50%	0.50%	36,639
Class R3	—	0.25%	0.25%	0.25%	150,438
Class 529A	—	0.25%	0.25%	0.21%	15,015
Class 529B	0.75%	0.25%	1.00%	1.00%	2,535
Class 529C	0.75%	0.25%	1.00%	0.99%	20,957
Total Distribution and Service Fees					$2,674,755

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended August 31, 2018 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended August 31, 2018, this rebate amounted to $19,094, $737, $1,377, $2,236, and $228 for Class A, Class B, Class C, Class 529A, and Class 529C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C and Class 529C shares are subject to a CDSC in

Notes to Financial Statements – continued

the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended August 31, 2018, were as follows:

Amount
Class A	$11,948
Class B	20,024
Class C	6,854
Class 529B	—
Class 529C	49

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. For the period from September 1, 2017 through December 10, 2017, the fund had entered into an agreement with MFD pursuant to which MFD received an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD had agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement terminated on December 10, 2017. For the period from September 1, 2017 through December 10, 2017, this waiver amounted to $1,024 and is included in the reduction of total expenses in the Statement of Operations. Effective December 11, 2017, the fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.05% of the average daily net assets attributable to each 529 share class. The program manager fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended August 31, 2018, were as follows:

	Fee	Waiver
Class 529A	$3,717	$714
Class 529B	157	30
Class 529C	1,327	280
Total Program Manager Fees and Waivers	$5,201	$1,024

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2018, the fee was $302,736, which equated to 0.0109% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended August 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,305,725.

Notes to Financial Statements – continued

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended August 31, 2018, these costs for the fund amounted to $1,143,474 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.0153% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $1,056 and the Retirement Deferral plan resulted in an expense of $5,001. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2018. The liability for deferred retirement benefits payable to those former independent Trustees under both plans amounted to $29,238 at August 31, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can

Notes to Financial Statements – continued

terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2018, the fee paid by the fund under this agreement was $4,699 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended August 31, 2018, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $7,571,849 and $382,040, respectively. The sales transactions resulted in net realized gains (losses) of $7,791.

Effective on or about January 3, 2018, the adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the period on or about January 3, 2018 to August 31, 2018, this reimbursement amounted to $53,118, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended August 31, 2018, purchases and sales of investments, other than short-term obligations, aggregated $1,217,076,054 and $898,112,470, respectively.

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 8/31/18		Year ended 8/31/17
	Shares	Amount	Shares	Amount
Shares sold
Class A	14,065,015	$242,799,954	12,105,552	$179,700,551
Class B	252,682	3,660,395	164,087	2,086,315
Class C	1,103,666	15,578,907	931,425	11,513,690
Class I	12,660,264	231,521,443	13,167,909	203,697,542
Class R1	51,455	730,780	46,557	584,581
Class R2	187,019	3,037,589	124,685	1,767,559
Class R3	3,661,027	62,774,764	1,506,862	22,094,578
Class R4	1,672,898	29,803,783	613,726	9,314,558
Class R6	24,401,679	448,163,924	16,344,410	269,836,579
Class 529A	99,357	1,668,196	63,804	918,132
Class 529B	3,527	48,866	2,077	25,222
Class 529C	11,318	151,672	24,650	291,374
	58,169,907	$1,039,940,273	45,095,744	$701,830,681

Shares issued to shareholders in reinvestment of distributions
Class A	2,914,331	$46,075,586	1,693,625	$23,659,943
Class B	119,096	1,570,884	83,232	992,956
Class C	462,829	5,924,215	273,252	3,172,455
Class I	675,001	11,279,263	444,442	6,515,527
Class R1	16,624	218,273	10,127	120,315
Class R2	28,734	429,577	18,166	241,608
Class R3	236,889	3,723,888	61,394	852,762
Class R4	121,206	1,979,292	49,720	713,483
Class R6	7,226,495	121,332,844	4,428,404	65,141,818
Class 529A	28,831	442,551	15,751	214,213
Class 529B	1,693	21,794	952	11,119
Class 529C	16,374	204,347	9,554	108,436
	11,848,103	$193,202,514	7,088,619	$101,744,635

Notes to Financial Statements – continued

	Year ended 8/31/18		Year ended 8/31/17
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(8,964,959)	$(152,775,799)	(9,457,126)	$(140,074,443)
Class B	(332,429)	(4,761,028)	(475,481)	(6,038,789)
Class C	(2,401,544)	(33,170,587)	(1,180,736)	(14,739,240)
Class I	(2,838,466)	(51,579,752)	(14,888,855)	(244,386,597)
Class R1	(59,352)	(845,513)	(48,129)	(608,541)
Class R2	(144,478)	(2,342,100)	(111,646)	(1,573,576)
Class R3	(909,378)	(15,546,060)	(574,165)	(8,536,507)
Class R4	(391,644)	(6,976,696)	(248,206)	(3,793,157)
Class R6	(21,062,540)	(385,946,155)	(18,169,952)	(287,574,391)
Class 529A	(29,686)	(501,514)	(39,555)	(568,257)
Class 529B	(1,072)	(15,579)	(4,277)	(52,981)
Class 529C	(27,056)	(365,080)	(20,409)	(246,245)
	(37,162,604)	$(654,825,863)	(45,218,537)	$(708,192,724)

Net change
Class A	8,014,387	$136,099,741	4,342,051	$63,286,051
Class B	39,349	470,251	(228,162)	(2,959,518)
Class C	(835,049)	(11,667,465)	23,941	(53,095)
Class I	10,496,799	191,220,954	(1,276,504)	(34,173,528)
Class R1	8,727	103,540	8,555	96,355
Class R2	71,275	1,125,066	31,205	435,591
Class R3	2,988,538	50,952,592	994,091	14,410,833
Class R4	1,402,460	24,806,379	415,240	6,234,884
Class R6	10,565,634	183,550,613	2,602,862	47,404,006
Class 529A	98,502	1,609,233	40,000	564,088
Class 529B	4,148	55,081	(1,248)	(16,640)
Class 529C	636	(9,061)	13,795	153,565
	32,855,406	$578,316,924	6,965,826	$95,382,592

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 14%, 12%, 6%, and 4%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime Income Fund, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, and the MFS Lifetime 2060 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

Notes to Financial Statements – continued

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended August 31, 2018, the fund’s commitment fee and interest expense were $14,688 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be affiliated issuers:

Affiliated Issuers		Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money
Market Portfolio		44,180,902	600,268,786	(566,678,651)	77,771,037

Affiliated Issuers	Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$(7,433)	$7,971	$—	$1,032,559	$77,771,037

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and the Shareholders of

MFS Mid Cap Growth Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Mid Cap Growth Fund (the “Fund”), including the portfolio of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 16, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of

Trustees and Officers – continued

the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Eric Fischman
Paul Gordon
Matthew Sabel

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory,

Board Review of Investment Advisory Agreement – continued

administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s Class A shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s Class A shares was in the 2nd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s Class A shares was in the 2nd quintile for each of the one- and five-year periods ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s Class A shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that MFS currently observes an expense limitation for the Fund, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each approximately at the Broadridge expense group median.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the Fund’s advisory fee rate on average daily net assets over $1 billion and $2.5 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoints and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement, including

Board Review of Investment Advisory Agreement – continued

any 12b-1 fees the Fund pays to MFS Fund Distributors, Inc., an affiliate of MFS. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $224,360,000 as capital gain dividends paid during the fiscal year.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

Annual Report

August 31, 2018

MFS® U.S. Government Money Market Fund

MCM-ANN

MFS® U.S. Government Money Market Fund

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIRMAN

Dear Shareholders:

The strengthening U.S. dollar, international trade friction and geopolitical uncertainty have contributed to a measurable uptick in market volatility in recent quarters — a departure from the low-volatility environment that prevailed for much of 2017. Against this more challenging backdrop, global markets have become less synchronized, with equity markets in the United States outperforming most international markets. Global economic growth remains healthy, notwithstanding signs of a modest slowdown over the past few months, particularly in Europe, China and some emerging markets.

Although the U.S. Federal Reserve continues to gradually raise interest rates and shrink its balance sheet, monetary policy remains accommodative around the world, with many central banks taking only tentative steps toward tighter policies. Newly enacted U.S. tax reforms have been welcomed by equity markets while emerging market economies have recently had to contend with tighter financial conditions as a result of firmer U.S. Treasury yields and a stronger dollar. Around the world, inflation remains largely subdued, but tight labor markets and solid global demand have investors on the lookout for its potential reappearance. Increased U.S. protectionism is also a growing concern, as investors fear that trade disputes could dampen business sentiment, leading to slower global growth.

As a global investment manager with nearly a century of expertise, MFS® firmly believes that active risk management offers downside mitigation and may help improve investment outcomes, and we built our active investment platform with that in mind. Our long-term perspective influences nearly every aspect of our business, but most importantly, it aligns our investment decisions with clients’ investing time horizons.

Respectfully,

Robert J. Manning

Executive Chairman

MFS Investment Management

October 16, 2018

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (u)

Composition including fixed income credit quality (a)(u)
A-1+	10.0%
A-1	89.8%
Other Assets Less Liabilities	0.2%

Maturity breakdown (u)
0 - 7 days	29.9%
8 - 29 days	47.3%
30 - 59 days	19.2%
60 - 89 days	1.1%
90 - 365 days	2.3%
Other Assets Less Liabilities	0.2%

(a)

Ratings are assigned to portfolio securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P scale. All ratings are subject to change. The fund did not hold unrated securities. The fund is not rated by these agencies.

(u)	For purposes of this presentation, accrued interest, where applicable, is included.

Percentages are based on net assets as of August 31, 2018.

The portfolio is actively managed and current holdings may be different.

2

PERFORMANCE SUMMARY THROUGH 8/31/18

Total returns as well as the current 7-day yield have been provided for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect the sponsor will provide financial support to the fund at any time. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Inception	1-Year Total Return (without sales charge)	Current 7-day yield
12/19/75	0.83%	1.31%

Yields quoted are based on the latest seven days ended as of August 31, 2018, with dividends annualized. The yield quotations more closely reflect the current earnings of the fund than the total return quotations. Shares of the fund can be purchased at net asset value without a sales charge.

Certain shares of the fund acquired through an exchange may be subject to a contingent deferred sales charge upon redemption depending on when the shares exchanged were originally purchased. See the notes to financial statements for more details.

Notes to Performance Summary

Performance results reflect any applicable expense subsidies, waivers and adjustments in effect during the periods shown. Performance results reflect a capital contribution of $582,494 made on July 2, 2018 by MFS to the fund to offset historical realized capital losses incurred by the fund prior to January 1, 2010. Without such subsidies, waivers and capital contribution the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details. All results are historical and assume the reinvestment of any dividends and capital gain distributions.

3

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, March 1, 2018 through August 31, 2018

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period March 1, 2018 through August 31, 2018.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line in the following table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

4

Expense Table – continued

	Annualized Expense Ratio	Beginning Account Value 3/01/18	Ending Account Value 8/31/18	Expenses Paid During Period (p) 3/01/18-8/31/18
Actual	0.61%	$1,000.00	$1,005.64	$3.08
Hypothetical (h)	0.61%	$1,000.00	$1,022.13	$3.11

(h)	5% fund return per year before expenses.
(p)

“Expenses Paid During Period” are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

5

PORTFOLIO OF INVESTMENTS

8/31/18

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

U.S. Government Agencies and Equivalents (y) - 83.5%
Issuer	Shares/Par	Value ($)
Fannie Mae, 1.892%, due 9/10/2018	$10,700,000	$10,695,024
Fannie Mae, 1.892%, due 9/11/2018	10,700,000	10,694,472
Fannie Mae, 1.895%, due 9/17/2018	19,700,000	19,683,671
Fannie Mae, 2.002%, due 10/09/2018	11,435,000	11,411,222
Federal Farm Credit Bank, 1.91%, due 9/07/2018	13,500,000	13,495,770
Federal Farm Credit Bank, 1.92%, due 9/12/2018	6,600,000	6,596,188
Federal Farm Credit Bank, 2.036%, due 10/24/2018	16,800,000	16,750,533
Federal Home Loan Bank, 1.923%, due 9/04/2018	9,998,000	9,996,421
Federal Home Loan Bank, 1.938%, due 9/14/2018	11,280,000	11,272,220
Federal Home Loan Bank, 1.952%, due 9/18/2018	1,000,000	999,093
Federal Home Loan Bank, 1.9%, due 9/20/2018	8,058,000	8,050,047
Federal Home Loan Bank, 1.879%, due 9/21/2018	6,774,000	6,767,038
Federal Home Loan Bank, 2.009%, due 10/10/2018	1,629,000	1,625,515
Federal Home Loan Bank, 4.016%, due 10/10/18	13,778,000	13,748,521
Freddie Mac, 1.933%, due 9/05/2018	10,600,000	10,597,762
Freddie Mac, 1.949%, due 9/19/2018	10,500,000	10,489,946
Freddie Mac, 1.919%, due 9/21/2018	10,700,000	10,688,795
Freddie Mac, 1.924%, due 9/26/2018	10,700,000	10,685,956
Freddie Mac, 1.949%, due 10/03/2018	7,226,000	7,213,700
Freddie Mac, 2.066%, due 11/08/2018	2,795,000	2,784,283
U.S. Treasury Bill, 1.909%, due 9/06/2018	2,000,000	1,999,479
U.S. Treasury Bill, 1.918%, due 9/20/2018	2,000,000	1,998,013
U.S. Treasury Bill, 1.928%, due 9/20/2018	16,500,000	16,483,498
U.S. Treasury Bill, 1.785%, due 1/03/2019	6,000,000	5,964,247
Total U.S. Government Agencies and Equivalents, at Amortized Cost and Value		$220,691,414

Repurchase Agreements - 16.3%
Goldman Sachs Repurchase Agreement, 1.96%, dated 8/31/2018, due 9/04/2018, total to be received $7,016,528 (secured by U.S. Treasury and Federal Agency obligations valued at $7,155,300 in a jointly traded account)	$7,015,000	$7,015,000
JPMorgan Chase & Co. Repurchase Agreement, 1.92%, dated 8/31/2018, due 9/04/2018, total to be received $36,007,680 (secured by U.S. Treasury and Federal Agency obligations valued at $36,727,904 in a jointly traded account)	36,000,000	36,000,000
Total Repurchase Agreements, at Cost and Value		$43,015,000

Other Assets, Less Liabilities - 0.2%		663,729
Net Assets - 100.0%		$264,370,143

(y)	The rate shown represents an annualized yield at time of purchase.

See Notes to Financial Statements

6

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 8/31/18

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at cost and value	$220,691,414
Repurchase agreements, at cost and value	43,015,000
Cash	836
Receivables for
Fund shares sold	1,099,686
Interest	2,302
Other assets	361
Total assets	$264,809,599
Liabilities
Payables for
Distributions	$44,358
Fund shares reacquired	245,947
Payable to affiliates
Investment adviser	5,895
Shareholder servicing costs	83,623
Payable for independent Trustees’ compensation	5,012
Accrued expenses and other liabilities	54,621
Total liabilities	$439,456
Net assets	$264,370,143
Net assets consist of
Paid-in capital	$264,091,166
Accumulated net realized gain (loss)	(586)
Undistributed net investment income	279,563
Net assets	$264,370,143
Shares of beneficial interest outstanding	264,370,142
Net asset value per share (net assets of $264,370,143 / 264,370,142 shares of beneficial interest outstanding)	$1.00

A contingent deferred sales charge may be imposed on redemptions.

See Notes to Financial Statements

7

Financial Statements

STATEMENT OF OPERATIONS

Year ended 8/31/18

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$4,039,999
Other	61
Total investment income	$4,040,060
Expenses
Management fee	$1,134,722
Shareholder servicing costs	425,278
Administrative services fee	52,526
Independent Trustees’ compensation	11,905
Custodian fee	14,953
Shareholder communications	14,557
Audit and tax fees	37,444
Legal fees	3,351
Miscellaneous	79,516
Total expenses	$1,774,252
Fees paid indirectly	(13,139)
Reduction of expenses by investment adviser	(25,682)
Net expenses	$1,735,431
Net investment income (loss)	$2,304,629
Change in net assets from operations	$2,304,629

See Notes to Financial Statements

8

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	8/31/18	8/31/17
Change in net assets
From operations
Net investment income (loss)	$2,304,629	$562,278
Net realized gain (loss)	—	(2)
Change in net assets from operations	$2,304,629	$562,276
Distributions declared to shareholders
From net investment income	$(2,304,629)	$(562,278)
Change in net assets from fund share transactions	$(43,803,377)	$(13,255,644)
Contribution from adviser	$582,494	$—
Total change in net assets	$(43,220,883)	$(13,255,646)
Net assets
At beginning of period	307,591,026	320,846,672
At end of period (including undistributed net investment income of $279,563 and accumulated distributions in excess of net investment income of $8,468, respectively)	$264,370,143	$307,591,026

See Notes to Financial Statements

9

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended
	8/31/18		8/31/17		8/31/16		8/31/15		8/31/14
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations
Net investment income (loss) (d)	$0.01		$0.00	(c)(w)	$0.00		$0.00		$0.00
Net realized and unrealized gain (loss)	—		(0.00	)(w)	(0.00	)(w)	(0.00	)(w)	0.00	(w)
Total from investment operations	$0.01		$0.00	(w)	$(0.00	)(w)	$(0.00	)(w)	$0.00	(w)
Less distributions declared to shareholders
From net investment income	$(0.01)		$(0.00	)(w)	$—		$—		$—
Contribution from adviser	$(0.00	)(w)	$—		$—		$—		$—
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (%) (r)(t)	0.83		0.17	(c)	0.00	(w)	0.00	(w)	0.00	(w)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.63		0.56	(c)	0.61		0.62		0.62
Expenses after expense reductions (f)	0.62		0.43	(c)	0.23		0.07		0.10
Net investment income (loss)	0.81		0.17	(c)	0.00		0.00		0.00
Net assets at end of period (000 omitted)	$264,370		$307,591		$320,847		$371,489		$378,245

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01 and total return or ratio was less than 0.01%, as applicable.

See Notes to Financial Statements

10

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS U.S. Government Money Market Fund (the fund) is a diversified series of MFS Series Trust IV (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the fund’s adoption was limited to changes in the fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Pursuant to procedures approved by the Board of Trustees, investments held by the fund are generally valued at amortized cost, which approximates market value. Amortized cost involves valuing an instrument at its cost as

11

Notes to Financial Statements – continued

adjusted for amortization of premium or accretion of discount rather than its current market value. The amortized cost value of an instrument can be different from the market value of an instrument.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of August 31, 2018 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Short-Term Securities	$—	$263,706,414	$—	$263,706,414

For further information regarding security characteristics, see the Portfolio of Investments.

Repurchase Agreements – The fund enters into repurchase agreements under the terms of Master Repurchase Agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. Upon an event of default under a Master Repurchase Agreement, the non-defaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the Master Repurchase Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund and other funds managed by MFS may utilize a joint trading account for the purpose of entering into one or more repurchase agreements. At August 31, 2018, the fund had investments in repurchase agreements with a gross value of $43,015,000. The value of the related collateral exceeded the value of the repurchase agreements at period end.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

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Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles.

Fees Paid Indirectly – The fund’s custody fee may be reduced by credits earned under a previous arrangement that measured the value of U.S. dollars deposited with the custodian by the fund. The amount of the credits that were used to reduce the fund’s custody fee for the year ended August 31, 2018, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 8/31/18	Year ended 8/31/17
Ordinary income (including any short-term capital gains)	$2,304,629	$562,278

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 8/31/18
Cost of investments	$263,706,414
Undistributed ordinary income	328,878
Capital loss carryforwards	(586)
Other temporary differences	(49,315)

13

Notes to Financial Statements – continued

As of August 31, 2018, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(586)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.40%
In excess of $1 billion	0.35%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended August 31, 2018, this management fee reduction amounted to $25,682, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

Distributor – Certain shares acquired through an exchange may be subject to a contingent deferred sales charge upon redemption depending on when the shares exchanged were originally purchased. Contingent deferred sales charges paid to MFS Distributors, Inc. (MFD) during the year ended August 31, 2018 were $4,822.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended August 31, 2018, the fee was $196,842, which equated to 0.0694% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended August 31, 2018, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $228,436.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended August 31, 2018 was equivalent to an annual effective rate of 0.0185% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the

14

Notes to Financial Statements – continued

investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $3,290 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended August 31, 2018. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $4,957 at August 31, 2018, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended August 31, 2018, the fee paid by the fund under this agreement was $469 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

On July 2, 2018, a capital contribution of $582,494 was made by MFS to offset historical realized capital losses incurred by the fund prior to January 1, 2010. MFS did not receive any fund shares in exchange for the contribution, and has no claim on the fund’s assets with respect to the contribution.

(4) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The number of shares sold, reinvested and reacquired corresponds to the net proceeds from the sale of shares, reinvestment of distributions and cost of shares reacquired, respectively, since shares are sold and reacquired at $1.00 per share. Transactions in fund shares were as follows:

	Year ended 8/31/18	Year ended 8/31/17
Shares sold	114,453,856	182,766,605
Shares issued to shareholders in reinvestment of distributions	1,956,156	486,863
Shares reacquired	(160,213,389)	(196,509,112)
Net change	(43,803,377)	(13,255,644)

(5) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings,

15

Notes to Financial Statements – continued

generally at a rate equal to the higher of the Overnight Bank Funding rate or daily one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Overnight Bank Funding rate plus an agreed upon spread. For the year ended August 31, 2018, the fund’s commitment fee and interest expense were $1,720 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IV and the Shareholders of MFS U.S. Government Money Market Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS U.S. Government Money Market Fund (the “Fund”), including the portfolio of investments, as of August 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by

17

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

October 16, 2018

We have served as the auditor of one or more of the MFS investment companies since 1924.

18

TRUSTEES AND OFFICERS —

IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of October 1, 2018, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 54)	Trustee	February 2004	135	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A
Robin A. Stelmach (k) (age 57)	Trustee	January 2014	135	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 63)	Trustee and Chair of Trustees	January 2009	135	Private investor	N/A
Steven E. Buller (age 67)	Trustee	February 2014	135	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 64)	Trustee	March 2017	135	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A
Maureen R. Goldfarb (age 63)	Trustee	January 2009	135	Private investor	N/A
Michael Hegarty (age 73)	Trustee	December 2004	135	Private investor	Rouse Properties Inc., Director (until 2016); Capmark Financial Group Inc., Director (until 2015)
Clarence Otis, Jr. (age 62)	Trustee	March 2017	135	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)
Maryanne L. Roepke (age 62)	Trustee	May 2014	135	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 61)	Trustee	March 2005	135	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

20

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 44)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel
Kino Clark (k) (age 50)	Assistant Treasurer	January 2012	135	Massachusetts Financial Services Company, Vice President
John W. Clark, Jr. (k) (age 51)	Assistant Treasurer	April 2017	135	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)
Thomas H. Connors (k) (age 59)	Assistant Secretary and Assistant Clerk	September 2012	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Ethan D. Corey (k) (age 54)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
David L. DiLorenzo (k) (age 50)	President	July 2005	135	Massachusetts Financial Services Company, Senior Vice President

21

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 51)	Secretary and Clerk	April 2017	135	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)
Brian E. Langenfeld (k) (age 45)	Assistant Secretary and Assistant Clerk	June 2006	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Amanda S. Mooradian (k) (age 39)	Assistant Secretary and Assistant Clerk	September 2018	135	Massachusetts Financial Services Company, Assistant Vice President and Counsel
Susan A. Pereira (k) (age 47)	Assistant Secretary and Assistant Clerk	July 2005	135	Massachusetts Financial Services Company, Vice President and Senior Counsel
Kasey L. Phillips (k) (age 47)	Assistant Treasurer	September 2012	135	Massachusetts Financial Services Company, Vice President
Matthew A. Stowe (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2014	135	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

22

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Frank L. Tarantino (age 74)	Independent Senior Officer	June 2004	135	Tarantino LLC (provider of compliance services), Principal
Richard S. Weitzel (k) (age 48)	Assistant Secretary and Assistant Clerk	October 2007	135	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel
Martin J. Wolin (k) (age 51)	Chief Compliance Officer	July 2015	135	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)
James O. Yost (k) (age 58)	Treasurer	September 1990	135	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of

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Trustees and Officers – continued

the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Edward O’Dette

24

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2018 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance of the Fund for various time periods ended December 31, 2017 and the investment performance of a group of funds with substantially similar investment classifications/objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to

25

Board Review of Investment Advisory Agreement – continued

the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s shares in comparison to the performance of funds in its Broadridge performance universe over the three-year period ended December 31, 2017, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s shares was in the 3rd quintile relative to the other funds in the universe for this three-year period (the 1st quintile being the best performers and the 5th quintile being the worst performers). The total return performance of the Fund’s shares was in the 3rd quintile for each of the one- and five-year periods ended December 31, 2017 relative to the Broadridge performance universe. Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. In addition, the Trustees noted the market conditions affecting all money market funds, in particular the low interest rate environment during portions of the one-, three- and five-year periods, and MFS’ voluntary waiver of all or a portion of its fees to ensure that the Fund avoided a negative yield during those periods. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during

26

Board Review of Investment Advisory Agreement – continued

the Fund’s last fiscal year), the Fund’s effective advisory fee rate was higher than the Broadridge expense group median and the Fund’s total expense ratio was approximately at the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds. The Trustees also considered the higher demands placed on MFS’ investment personnel and trading infrastructure as a result of the daily cash in-flows and out-flows of the Fund in comparison to separate accounts.

The Trustees also considered whether the Fund may benefit from any economies of scale in the management of the Fund in the event of growth in assets of the Fund and/or growth in assets of the MFS Funds as a whole. They noted that the Fund’s advisory fee rate schedule is subject to a contractual breakpoint that reduces the Fund’s advisory fee rate on average daily net assets over $1 billion. The Trustees also noted that MFS has agreed in writing to waive a portion of the management fees of certain MFS Funds, including the Fund, if the total combined assets of certain funds within the MFS Funds’ complex increase above agreed upon thresholds (the “group fee waiver”), enabling the Fund’s shareholders to share in the benefits from any economies of scale at the complex level. The group fee waiver is reviewed and renewed annually between the Board and MFS. The Trustees concluded that the breakpoint and the group fee waiver were sufficient to allow the Fund to benefit from economies of scale as its assets and overall complex assets grow.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

27

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative, transfer agency, and distribution services provided to the Fund by MFS and its affiliates under agreements and plans other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that, effective January 3, 2018, MFS had discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds and would thereafter voluntarily reimburse a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2018.

28

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

29

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2018 income tax forms in January 2019.

30

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

31

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

32

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o DST Asset Manager Solutions, Inc.

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is attached hereto as EX-99.COE.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended August 31, 2018 and 2017, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2018	2017
Fees Billed by Deloitte
MFS Mid Cap Growth Fund	46,267	45,288
MFS U.S. Government Money Market Fund	32,461	31,779

Total	78,728	77,067

	Audit Fees
	2018	2017
Fees Billed by E&Y
MFS Blended Research Emerging Markets Equity Fund	53,050	39,425
MFS Blended Research Global Equity Fund	50,960	37,880
MFS Blended Research International Equity Fund	53,050	39,425
MFS Global New Discovery Fund	46,427	45,445

Total	203,487	162,175

For the fiscal years ended August 31, 2018 and 2017, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees Billed by Deloitte
To MFS Mid Cap Growth Fund	0	0	6,847	6,700	0	0
To MFS U.S. Government Money Market Fund	0	0	3,892	3,808	0	0
Total fees billed by Deloitte To above Funds	0	0	10,739	10,508	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2018	2017	2018	2017	2018	2017
Fees Billed by Deloitte
To MFS and MFS Related Entities of MFS Mid Cap Growth Fund*	0	0	0	0	5,390	5,390
To MFS and MFS Related Entities of MFS U.S. Government Money Market Fund*	0	0	0	0	5,390	5,390

	Aggregate Fees for Non-audit Services
	2018	2017
Fees Billed by Deloitte
To MFS Mid Cap Growth Fund, MFS and MFS Related Entities#	12,237	851,560
To MFS U.S. Government Money Market Fund, MFS and MFS Related Entities#	9,282	848,668

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2018	2017	2018	2017	2018	2017
Fees Billed by E&Y
To MFS Blended Research Emerging Markets Equity Fund	0	0	9,992	9,771	1,005	1,002
To MFS Blended Research Global Equity Fund	0	0	9,992	10,871	1,002	1,002
To MFS Blended Research International Equity Fund	0	0	9,992	9,771	1,061	1,017
To MFS Global New Discovery Fund	0	0	8,932	8,734	1,011	1,010
Total fees billed by E&Y To above Funds	0	0	38,908	39,147	4,079	4,031

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2018	2017	2018	2017	2018	2017
Fees Billed by E&Y
To MFS and MFS Related Entities of MFS Blended Research Emerging Markets Equity Fund*	1,728,076	1,603,983	0	0	102,450	99,450
To MFS and MFS Related Entities of MFS Blended Research Global Equity Fund*	1,728,076	1,603,983	0	0	102,450	99,450
To MFS and MFS Related Entities of MFS Blended Research International Equity Fund*	1,728,076	1,603,983	0	0	102,450	99,450
To MFS and MFS Related Entities of MFS Global New Discovery Fund*	1,728,076	1,603,983	0	0	102,450	99,450

	Aggregate Fees for Non-audit Services
	2018	2017
Fees Billed by E&Y
To MFS Blended Research Emerging Markets Equity Fund, MFS and MFS Related Entities#	2,039,223	1,886,206
To MFS Blended Research Global Equity Fund, MFS and MFS Related Entities#	2,039,220	1,887,306
To MFS Blended Research International Equity Fund, MFS and MFS Related Entities#	2,039,279	1,886,221
To MFS Global New Discovery Fund, MFS and MFS Related Entities#	2,038,169	1,885,177

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte or E&Y for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a) (1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IV

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: October 16, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: October 16, 2018

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: October 16, 2018

*	Print name and title of each signing officer under his or her signature.